International Small Cap Fund
International Growth
   and Income Fund
Global Equity Fund
Emerging Growth Fund
Small/Mid Cap Fund
Growth Equity Fund
Tax-Sensitive Equity Fund
Growth and Income Fund
Equity-Income Fund
Balanced Fund
Strategic Income Fund
Investment Quality Bond Fund
National Municipal Bond Fund
U.S. Government Securities Fund
Money Market Fund


The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


March 1, 1999

Table of Contents
Organization of Information


Because this Prospectus includes information about fifteen different Funds, the material is organized specifically to help you find the information you are looking for.

        . Section I of the Prospectus includes summaries of each Fund.
        . Section II includes additional information about the Funds' investment strategies, additional risk information and information about the investment managers.
        . Section III of the Prospectus includes information about how to invest and manage your North American Funds account.

Section I: Summaries of the Funds

         Summary of Each Fund
         1. Investment Goal
         2  Principal Investment Strategies
         3. Descriptions of Main Investment Risks
         4. Investment Performance

Section II: Other Information about Each Fund

         .Expenses
         .Fund Management
         .Other Risks of Investing

Section III: Investing in the Funds

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.

More Information

If you'd like more information than is included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:
Fund Summaries



North American Funds (the "Trust") is group of mutual funds that includes fifteen separate investment portfolios, or Funds. Each Fund has a specific, unique investment objective. Each Fund has a subadvisor, a firm responsible for making investment decisions for the Fund.

The summaries on the next 15 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund follow starting on page 17.

Below most of the Funds' descriptions are a chart and a table (the newer Tax-Sensitive Equity and Emerging Growth Funds do not have charts and tables because they are less than one year old).

The bar chart shows how the investment returns of one class of each Fund's shares have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The bar chart does not reflect sales charges; if it did, performance would be less than shown.

The Table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each Class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) compared to returns of a broad-based securities market index. The table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class B and Class C shares. Each Fund's bar chart and Average Annual Total Return Table provides an indication of the historical risk of an investment in the Fund.

It is important to remember that past performance does not predict future performance, and that as with any investment, it is possible for investors to lose money on investments in the Funds. An investment in any of the Funds is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

International Small Cap Fund
Investment Goal and Strategies


The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities issued by foreign companies with market capitalizations, or annual revenues, of $1 billion or less.

These companies are located in both established and emerging economies throughout the world. The Fund may invest in derivatives. Founders selects securities based on its evaluation of their potential to offer capital appreciation opportunities.

Main Investing Risks
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, including the risks associated with investing in smaller companies
 . Foreign Investment Risk
 . Liquidity Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94
`95
`96
`97       -0.36%
`98       10.18%
---------------------------------------------------------------

Best quarter: 1st quarter 1998 14.18%
Worst quarter: 3rd quarter 1998 -20.28%

---------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

               Past One Year                     Life Of Fund
                                                 (since 3/4/96)
---------------------------------------------------------------
Class A        4.95%                              5.21%
---------------------------------------------------------------
Class B        4.43%                              5.03%
---------------------------------------------------------------
Class C        8.50%                              6.33%
---------------------------------------------------------------
MSCI WORLD
ex-U.S. Index  18.80%                             9.30%
---------------------------------------------------------------

International Growth and Income Fund
Investment Goal and Strategies



The investment objective of the International Growth and Income Fund is to seek long-term growth of capital and income. J.P. Morgan Investment Management Inc. ("J.P. Morgan"), the Fund's subadvisor, pursues this goal by emphasizing investments in equity securities of established foreign companies located in developed countries other than the United States.

At least 65% of the Fund's total assets will be invested in the equity securities of foreign companies.

Although the Fund will focus primarily on the common stock of established companies based in developed countries outside the United States, it may invest up to 15% of its total assets in emerging market equity securities. The Fund will make investments in at least three foreign countries.

Up to 100% of the Fund's total assets may be invested in foreign securities. The Fund may invest in derivatives.

Main Investing Risks
 . Currency Risk
 . Derivatives Risk
 . Equity Risk
 . Foreign Investment Risk
 . Liquidity Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94
`95
`96       12.12%
`97       -0.47%
`98        8.19%
---------------------------------------------------------------



Best quarter: 4th quarter 1998 20.89%
Worst quarter: 3rd quarter 1998 -20.56%

-------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

                         Past One Year                     Life Of Fund
                                                           (since 1/9/95)
-------------------------------------------------------------------------
Class A                      3.05%                            5.56%
-------------------------------------------------------------------------
Class B                      2.48%                            5.66%
-------------------------------------------------------------------------
Class C                      6.37%                            6.27%
-------------------------------------------------------------------------
MSCI All Country World      14.45%                            8.18%
 EX-US Index*
-------------------------------------------------------------------------
* Prior to 1/1/98, the Fund was compared to a composite of MSCI EAFE and Salomon
Brothers Non-$ World Index.

Global Equity Fund
Investment Goal and Strategies


The investment objective of the Global Equity Fund is long-term capital appreciation. To achieve this objective, Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

MSDW Investment Management's investment focus is the selection of individual stocks, with an eye toward value. To choose stocks for the Fund, MSDW Investment Management identifies stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. To decide whether or not these stocks are suitable for investment, MSDW Investment Management estimates the future value of these stocks using a mathematical model.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities and at least 20% of the Fund's total assets will be invested in the common stocks of U.S. issuers. The Fund may invest up to 80% of its total assets in foreign securities. Although the Fund expects to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. The Fund may invest in derivatives.

Main Investing Risks
 . Currency Risk
 . Equity Risk, particularly the risk associated with investments in Value stocks . Foreign Investment Risk
 . Management Risk
 . Derivatives Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for C shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91       11.34%
`92       -2.87%
`93       29.56%
`94        1.20%
`95        6.43%
`96       10.71%
`97       19.98%
`98       10.59%
---------------------------------------------------------------



Best quarter: 4th quarter 1998 15.23%
Worst quarter: 3rd quarter 1998 -14.52%

-------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

          Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                    (Class A & B)          (Class C)
----------------------------------------------------------------------------------------
Class A       5.98%              9.11%                  8.83%                 N/A
----------------------------------------------------------------------------------------
Class B       5.56%              9.35%                  9.06%                 N/A
----------------------------------------------------------------------------------------
Class C       9.59%              9.61%                   N/A                  10.29%
----------------------------------------------------------------------------------------
MSCI WORLD   24.30%             15.70%                 15.30%                13.70%
Index
----------------------------------------------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 11/1/90


Emerging Growth Fund
Investment Goal and Strategies


The investment objective of the Emerging Growth Fund is maximum capital appreciation. Warburg Pincus Asset Management, Inc. ("Warburg"), the Fund's subadvisor, pursues this objective by investing primarily in equity securities of U.S. companies. The focus of the Fund is emerging growth companies, which often are small or medium-size companies that reflect growth characteristics such as positive earnings comparisons and potential for accelerated growth.

The Fund may also invest in high-quality bonds, and to a certain extent, foreign securities. The Fund may invest in derivatives.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very significantly by the change in value of a single security.

Main Investing Risks
 . Concentration Risk
 . Credit Risk
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, particularly the risks associated with investing in smaller companies
 . Interest Rate Risk
 . Liquidity Risk
 . Foreign Investment Risk
 . Management Risk

Small/Mid Cap Fund
Investment Goal and Strategies


The investment objective of the Small/Mid Cap Fund is to seek long term capital appreciation. To achieve this objective, Fred Alger Management, Inc. ("Alger"), the Fund's subadvisor, ordinarily invests at least 65% of Fund total assets in the stock of small-to mid-size companies with market capitalizations (total value of outstanding securities) between $500 million and $5 billion.

The Fund can invest up to 35% of its total assets in the stocks of companies that have total market capitalization of $5 billion or more. The Fund may also invest up to 15% of its total assets in money market and other fixed income securities, and up to 20% of its total assets in foreign securities. The Fund may invest in derivatives.

Main Investing Risks
 . Credit Risk
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, including the risks associated with investing in smaller companies
 . Foreign Investment Risk
 . Interest Rate Risk
 . Liquidity Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94
`95
`96
`97       15.89%
`98       29.65%
---------------------------------------------------------------


Best quarter: 4th quarter 1998 28.45%
Worst quarter: 3rd quarter 1998 -16.39%

--------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

                    Past One Year                     Life Of Fund
                                                      (since 3/4/96)
--------------------------------------------------------------------
Class A             23.50%                             15.51%
--------------------------------------------------------------------
Class B             23.55%                             15.56%
--------------------------------------------------------------------
Class C             27.58%                             16.70%
--------------------------------------------------------------------
S&P MidCap          19.11%                             22.82%
400 Index
--------------------------------------------------------------------

Growth Equity Fund
Investment Goal and Strategies


The investment objective of the Growth Equity Fund is to seek long-term capital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of its total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average.

The Fund may invest in other types of equity securities that offer opportunities for capital appreciation. The Fund may also invest in high-quality bonds. The Fund may invest up to 100% of its total assets in American Depositary Receipts
(ADRs) and up to 30% of its total assets in foreign securities (other than ADRs). The Fund may not invest more than 25% of its total assets in any one foreign country. The Fund may invest in derivatives.

Main Investing Risks
 . Credit Risk
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, including the particular risks associated with Growth stocks . Foreign Investment Risk
 . Interest Rate Risk
 . Management Risk



The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94
`95
`96
`97       25.37%
`98       25.13%
---------------------------------------------------------------


Best quarter: 4th quarter 1998 21.34%
Worst quarter: 3rd quarter 1998 -13.75%

---------------------------------------------------------
Average Annual Total Returns as of 12/31/98

               Past One Year               Life Of Fund
                                           (since 3/4/96)
---------------------------------------------------------
Class A        19.19%                      20.37%
---------------------------------------------------------
Class B        19.15%                      20.69%
---------------------------------------------------------
Class C        23.11%                      21.66%
---------------------------------------------------------
S&P 500        28.72%                      28.20%
Index
---------------------------------------------------------

Tax-Sensitive Equity Fund
Investment Goal and Strategies



The Fund's investment objective is to maximize after-tax total return, with emphasis on long-term growth of capital, primarily through investment in equity securities of companies that appear to be undervalued. Standish, Ayer & Wood, Inc., ("Standish"), the Fund's subadvisor, uses tax-sensitive strategies designed to reduce the impact of federal income tax on the after-tax returns actually achieved by the Fund's shareholders. The Fund focuses on medium to large capitalization companies with above-average capital growth potential. Standish emphasizes individual stock selection rather than attempting to time which industries or sectors may perform best. Standish selects stocks for the Fund's portfolio by:

 . Using a mathematical model to identify companies that have strong and consistent historic earnings, are valued attractively by the market, and have improving growth prospects.

 . Using fundamental research and qualitative analysis to evaluate the stocks identified by the mathematical model. Standish looks for companies with sustainable profit growth, proven management teams, attractive businesses, and strong financial characteristics.

To reduce the impact of federal and state income taxes on the Fund's after-tax returns, the Fund:

 . Minimizes sales of securities that result in capital gains. If this cannot be avoided, the Fund will sell the securities with the smallest capital gains, and will sell securities with long-term gains first.

 . Sells securities to create capital losses, which can offset realized capital gains.

 . Favors low yield stocks and limits income-producing investments.

The Fund may invest in derivatives.

Main Investing Risks
 . Derivatives Risk
 . Equity Risk, including particular risks associated Value stocks . Foreign Investment Risk
 . Management Risk

Growth and Income Fund
Investment Goal and Strategies


The investment objective of the Growth and Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of Wellington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located. The Fund may invest in derivatives.

Main Investing Risks
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, including particular risks associated with Value stocks . Foreign Investment Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for C shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92        8.29%
`93        9.20%
`94        2.11%
`95       26.78%
`96       20.90%
`97       31.64%
`98       25.39%
---------------------------------------------------------------


Best quarter: 4th quarter 1998 20.07%
Worst quarter: 3rd quarter 1998 -9.81%

Average Annual Total Returns as of 12/31/98

               Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                         (Class A & B)          (Class C)
---------------------------------------------------------------------------------------------
Class A             20.22%         20.36%                   22.03%                  N/A
---------------------------------------------------------------------------------------------
Class B             20.45%         20.78%                   22.42%                  N/A
---------------------------------------------------------------------------------------------
Class C             24.39%         20.90%                   N/A                    17.23%
---------------------------------------------------------------------------------------------
S&P 500             28.72%         24.10%                   26.50%                 19.70%
Index
---------------------------------------------------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 5/1/91

Equity-Income Fund
Investment Goal and Strategies



The investment objective of the Equity-Income Fund is to provide substantial dividend income and also long term capital appreciation. To achieve this objective, T. Rowe Price Associates, Inc. ("T. Rowe Price"), the Fund's subadvisor, invests primarily in dividend-paying common stocks of established companies with favorable prospects for both increasing dividends and capital appreciation.

Under normal circumstances, the Fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. T. Rowe Price believes that income can be a significant contributor to total return over time and expects the Fund's dividend yield to be above that of the S&P 500 Stock Index. The Fund may invest in derivatives.


Main Investing Risks
 . Credit Risk
 . Currency Risk
 . Equity Risk, particularly the risks associated with Value stocks . Foreign Investment Risk
 . Management Risk



The bar chart and table provide
an indication of the historical risk
of an investment in the Fund

[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for C shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90      -15.51%
`91       25.08%
`92       18.91%
`93       10.81%
`94       -2.19%
`95       23.80%
`96       18.26%
`97       28.32%
`98        7.71%
---------------------------------------------------------------



Best quarter: 4th quarter 1992 13.52%
Worst quarter: 3rd quarter 1990 -19.36%

Average Annual Total Returns as of 12/31/98

               Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                         (Class A & B)          (Class C)
---------------------------------------------------------------------------------------------
Class A        3.21%               14.12%                   14.91%              N/A
---------------------------------------------------------------------------------------------
Class B        2.68%               14.40%                   15.20%              N/A
---------------------------------------------------------------------------------------------
Class C        6.71%               14.62%                   N/A                 10.49%
---------------------------------------------------------------------------------------------
S&P 500        28.72%              24.10%                   26.50%              17.40%
Index
---------------------------------------------------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 8/28/89

Balanced Fund
Investment Goal and Strategies


The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests in a balanced portfolio of common stocks, U.S. and foreign government debt obligations and a variety of corporate fixed-income securities.

Normally, the Fund will invest up to 75% of its total assets in common stocks, convertible corporate obligations, and preferred stocks. The Fund emphasizes investments in dividend-paying common stocks with the potential for increased dividends, as well as capital appreciation.

The Fund also may invest in non-dividend-paying companies if, in Founders' opinion, they offer better prospects for capital appreciation.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody" Investors Service, Inc. ("Moody's" or BBB or higher by Standard & Poor's Ratings Service ("S&P"). There is no maximum limit on the amount of straight debt securities in which the Fund may invest. The Fund may invest in derivatives.

Main Investing Risks
 . Credit Risk
 . Currency Risk
 . Derivatives Risk
 . Equity Risk, including particular risks associated with Value stocks . Foreign Investment Risk
 . Interest Rate Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for C shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90       -8.71%
`91       21.45%
`92       12.89%
`93       10.07%
`94       -2.80%
`95       23.53%
`96       10.15%
`97       16.30%
`98       13.12%
---------------------------------------------------------------



Best quarter: 2nd quarter 1997 10.31%
Worst quarter: 3rd quarter 1990 -11.34%

Average Annual Total Returns as of 12/31/98

                         Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                                   (Class A & B)          (Class C)
-------------------------------------------------------------------------------------------------------
Class A                   8.40%              11.24%                   12.26%              N/A
-------------------------------------------------------------------------------------------------------
Class B                   8.07%              11.46%                   12.45%              N/A
-------------------------------------------------------------------------------------------------------
Class C                  12.12%              11.72%                   N/A                  9.55%
-------------------------------------------------------------------------------------------------------
S&P 500                  28.72%              24.10%                   26.50%              17.40%
Index
-------------------------------------------------------------------------------------------------------
Lehman Brothers          8.69%               7.27%                    8.33%               8.85%
Aggregate Bond Index
-------------------------------------------------------------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 8/28/89

Strategic Income Fund
Investment Goal and Strategies


The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, Salomon Brothers Asset Management Inc. ("SBAM"), the Fund's subadvisor, invests in certain segments of the fixed-income market based on current economic and market conditions and on the relative risks and opportunities in different market segments. The segments that SBAM will consider for investment include:
U.S.Government obligations, investment grade domestic corporate debt, high yield corporate debt securities, mortgage-backed securities and investment grade and high yield international debt securities.

To select securities for the Fund, SBAM uses fundamental analysis as well as mathematical, quantitative analytical techniques that measure relative risks and opportunities of each type of security.

To maintain liquidity the Fund may invest up to 20% of its total assets in high-quality short-term money market instruments (not including securities relating to forward settlement of trades). The Fund may invest up to 100% of its total assets in lower-rated securities, which are commonly called "junk bonds." The Fund may invest in derivatives.

Main Investing Risks
 . Credit Risk, including the particular risks associated with junk bonds . Currency Risk
 . Derivatives Risk
 . Foreign Investment Risk
 . Interest Rate Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund

[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94       -6.79%
`95       18.57%
`96       14.82%
`97       10.76%
`98        0.72%
---------------------------------------------------------------


Best quarter: 2nd quarter 1995 8.22%
Worst quarter: 1st quarter 1994 -5.76%

Average Annual Total Returns as of 12/31/98


                         Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                                   (Class A )             (Class B&C)
-------------------------------------------------------------------------------------------------------
Class A                     -4.06%           6.16%                    6.20%                  N/A
-------------------------------------------------------------------------------------------------------
Class B                     -4.93%           6.22%                    N/A                    7.88%
-------------------------------------------------------------------------------------------------------
Class C                     -0.93%           6.53%                    N/A                    8.20%
-------------------------------------------------------------------------------------------------------
Lehman Brothers               8.69%          7.27%                    6.97%                  8.33%
Aggregate Bond Index
-------------------------------------------------------------------------------------------------------
*Inception dates: Class A - 11/1/93; Class B and Class C - 4/1/94

Investment Quality Bond Fund
Investment Goal and Strategies


The investment objective of the Investment Quality Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, invests primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Fund strives to generate and maintain a high, steady and possibly growing income stream.

Wellington Management's investment management process includes credit research on issuers and particular securities, as well as sector analysis. In performing sector analysis, Wellington Management analyzes differences among classes of securities, issuers and industry sectors to seek to obtain value and yield advantages.

At least 65% of the Fund's total assets will be invested in high quality, marketable debt securities issued by U.S. and foreign companies that are denominated in U.S. dollars, and securities that are either issued or that have a guarantee as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities. The balance of the Fund's investments may include lower-rated debt securities including junk bonds, preferred stocks and convertible securities. The Fund may invest in derivatives.

Main Investing Risks
 . Credit Risk, including the particular risks associated with junk bonds . Currency Risk
 . Derivatives Risk
 . Foreign Investment Risk
 . Interest Rate Risk
 . Liquidity Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92       8.27%
`93       9.29%
`94       -5.43%
`95       18.79%
`96        2.17%
`97        9.28%
`98        7.61%
---------------------------------------------------------------



Best quarter: 2nd quarter 1995 6.23%
Worst quarter: 1st quarter 1994 -4.53%

Average Annual Total Returns as of 12/31/98

                          Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                                    (Class A )                (Class B&C)
---------------------------------------------------------------------------------------------------------
Class A                       2.50%               5.15%               7.19%                    N/A
---------------------------------------------------------------------------------------------------------
Class B                       2.11%               5.31%               N/A                      6.63%
---------------------------------------------------------------------------------------------------------
Class C                       6.11%               5.64%               N/A                      6.96%
---------------------------------------------------------------------------------------------------------
100% Lehman Brothers          8.46%               7.72%               9.35%                    8.96%
Corporate
---------------------------------------------------------------------------------------------------------
50% Lehman Brothers           9.20%               7.50%               9.00%                    8.60%
Corporate
50% Lehman Brothers
Government
---------------------------------------------------------------------------------------------------------
*Inception dates: Class A - 5/1/91; Class B and Class C - 4/1/94

National Municipal Bond Fund
Investment Goal and Strategies


The investment objective of the National Municipal Bond Fund is to achieve a high level of current income that is exempt from regular federal income taxes. The Fund is also particularly concerned with preserving capital. To achieve these goals, the Fund invests primarily in municipal debt. Salomon Brothers Asset Management Inc. ("SBAM"), the Fund's subadvisor, manages the National Municipal Bond Fund. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal debt securities whose interest payments are exempt from regular federal income tax. Some of the Fund's dividends may be subject to the federal alternative minimum tax.

The Fund will not purchase below investment-grade securities. Because the Fund focuses on securities with long-term maturities, the average Fund maturity will probably be 20 to 30 years, with an average duration of 8 to 11 years. The Fund's portfolio may also include securities issued by municipalities that are exempt from federal income tax. In order to maintain liquidity, the Fund may invest up to 20% of its total assets in taxable obligations, including taxable high-quality short-term money market instruments.

Main Investing Risks
 . Concentration Risk
 . Credit Risk
 . Interest Rate Risk
 . Liquidity Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90
`91
`92
`93
`94       -9.21%
`95       18.43%
`96        4.14%
`97        9.65%
`98        3.97%
---------------------------------------------------------------



Best quarter:  1st quarter 1995 7.39%
Worst quarter: 1st quarter 1994 -7.58%

Average Annual Total Returns as of 12/31/98

                         Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                                   (Class A )             (Class B&C)
-------------------------------------------------------------------------------------------------------
Class A                      -0.97%            4.04%                  4.52%                    N/A
-------------------------------------------------------------------------------------------------------
Class B                      -1.84%            3.91%                  N/A                     5.87%
-------------------------------------------------------------------------------------------------------
Class C                       2.16%            4.25%                  N/A                     6.20%
-------------------------------------------------------------------------------------------------------
Lehman Brothers               6.48%            6.23%                  6.63%                   7.84%
Aggregate Bond Index
-------------------------------------------------------------------------------------------------------
*Inception dates: Class A - 7/6/93; Class B and Class C - 4/1/94

U.S. Government Securities Fund
Investment Goal and Strategies


The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Salomon Brothers Asset Management Inc ("SBAM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies, and in derivative securities relating to such securities.

Main Investing Risks
 . Credit Risk
 . Derivatives Risk
 . Interest Rate Risk
 . Management Risk


The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90       8.22%
`91      13.36%
`92       6.63%
`93       7.64%
`94      -1.59%
`95      15.28%
`96       3.04%
`97       7.99%
`98       6.86%
---------------------------------------------------------------



Best quarter:  2nd quarter 1995 5.42%
Worst quarter: 1st quarter 1994 -1.65%

Average Annual Total Returns as of 12/31/98

                              Past One Year     Past Five Years         Life Of Fund*          Life of Fund*
                                                                        (Class A )             (Class B&C)
-------------------------------------------------------------------------------------------------------------
Class A                            1.79%          5.14%                    6.89%                    N/A
-------------------------------------------------------------------------------------------------------------
Class B                            1.06%          5.19%                    N/A                      5.84%
-------------------------------------------------------------------------------------------------------------
Class C                            5.06%          5.51%                    N/A                      6.17%
-------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-10 year            8.63%          6.50%                    8.02%                    7.27%
Government Index
-------------------------------------------------------------------------------------------------------------
*Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94

Money Market Fund
Investment Goal and Strategies


The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. To achieve this objective, Manufacturers Adviser Corporation ("MAC"), the Fund's subadvisor, invests in high quality, U.S. dollar denominated money market instruments.



Main Investing Risks
 . Interest Rate Risk
 . Management Risk
 . An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



The bar chart and table provide
an indication of the historical risk
of an investment in the Fund


[chart goes here]

---------------------------------------------------------------
Calendar Year Total Returns for A shares

Annual Total Return

30%
25%
15%
10%
5%
0%

`90       5.69%
`91       5.97%
`92       3.42%
`93       2.76%
`94       3.88%
`95       5.66%
`96       5.08%
`97       5.19%
`98       5.05%
---------------------------------------------------------------



Best quarter:  4th quarter 1989 1.68%
Worst quarter: 2nd quarter 1993 0.66%

------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

               Past One Year        Life Of Fund*          Life Of Fund*
                                    (Class A)              (Class B&C)
------------------------------------------------------------------------
Class A        5.05%                  4.82%                   N/A
------------------------------------------------------------------------
Class B        5.05%                  N/A                     4.97%
------------------------------------------------------------------------
Class C        5.05%                  N/A                     4.97%
------------------------------------------------------------------------
*Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94

Descriptions of Main Investing Risks


The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Investing Risks," and are explained in this section. Because the types of investments a Fund makes change over time, the types of risks affecting the Fund will change as well. Section II of the Prospectus includes more information about other risks that might affect the Funds' values.

Concentration Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income security, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.


Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, this is the risk that the U.S. Dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts between two parties whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives also offer the opportunity for great increases in value. Because derivatives are contracts between parties, there is also some credit risk associated with using derivatives. Additional risks associated with derivatives include mispricing and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured securities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Factors affecting a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are not expected to experience significant earnings growth, but that are undervalued, or are cheap relative to the value of the company and its business as a whole. These companies may have experienced some recent troubles that have caused their stocks to be out of favor. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of other companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropriation (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk or Market Risk
Interest rate risk or market risk is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mortgage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing with derivatives, foreign investments and restricted securities, which all involve increased liquidity risk.

Management Risk
Management risk is the risk that the management of a Fund, despite using various investment and risk analysis techniques, may not produce the desired investment results.

Fees and Expenses of the North American Funds
This table describes the fees and expenses that you may pay if you invest in the Funds.


Shareholder Fees (fees paid directly from your investment)

                                                              Class A                   Class B                    Class C
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering price)
         Equity Funds1                                        5.75%                     None                       None
         Other Funds except Money Market Fund                 4.75%                     None                       None
         Money Market Fund                                    None                      None                       None
Maximum Deferred Sales Charge (as a
percentage of original purchase price or
redemption price, whichever is lower)
         All Portfolios except Money Market Fund              1%*                       5%**                       1%***
         Money Market Fund                                    None                      None                       None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Portfolio                                                     Class A                   Class B                    Class C
--------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund
         Management Fees                                      1.05%                     1.05%                      1.05%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.50%                     0.50%                      0.50%

         Total Annual Fund Operating Expenses                 1.90%                     2.55%                      2.55%
--------------------------------------------------------------------------------------------------------------------------
International Growth and Income Fund
         Management Fees                                      0.90%                     0.90%                      0.90%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.50%                     0.50%                      0.50%

         Total Annual Fund Operating Expenses                 1.75%                     2.40%                      2.40%
--------------------------------------------------------------------------------------------------------------------------
Global Equity Fund
         Management Fees                                      0.90%                     0.90%                      0.90%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.50%                     0.50%                      0.50%

         Total Annual Fund Operating Expenses                 1.75%                     2.40%                      2.40%
--------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund
         Management Fees                                      0.95%                     0.95%                      0.95%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.40%                     0.40%                      0.40%

         Total Annual Fund Operating Expenses                 1.70%                     2.35%                      2.35%
--------------------------------------------------------------------------------------------------------------------------

Portfolio                                                     Class A                   Class B                    Class C
--------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Fund
         Management Fees                                      0.93%                     0.93%                      0.93%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.40%                     0.40%                      0.40%

         Total Annual Fund Operating Expenses                 1.68%                     2.33%                      2.33%
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund
         Management Fees                                      0.90%                     0.90%                      0.90%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.40%                     0.40%                      0.40%

         Total Annual Fund Operating Expenses                 1.65%                     2.30%                      2.30%
--------------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund
         Management Fees                                      0.85%                     0.85%                      0.85%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.40%                     0.40%                      0.40%

         Total Annual Fund Operating Expenses                 1.60%                     2.25%                      2.25%
--------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
         Management Fees                                      0.73%                     0.73%                      0.73%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.26%                     0.26%                      0.26%

         Total Annual Fund Operating Expenses                 1.34%                     1.99%                      1.99%
--------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund
         Management Fees                                      0.80%                     0.80%                      0.80%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.27%                     0.27%                      0.27%

         Total Annual Fund Operating Expenses                 1.42%                     2.07.%                     2.07%
--------------------------------------------------------------------------------------------------------------------------
Balanced Fund
         Management Fees                                      0.78%                     0.78%                      0.78%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.26%                     0.26%                      0.26%

         Total Annual Fund Operating Expenses                 1.39%                     2.04%                      2.04%
--------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund
         Management Fees                                      0.75%                     0.75%                      0.75%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.40%                     0.40%                      0.40%

         Total Annual Fund Operating Expenses                 1.50%                     2.15%                      2.15%
--------------------------------------------------------------------------------------------------------------------------

Portfolio                                                     Class A                   Class B                    Class C
--------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund
         Management Fees                                      0.60%                     0.60%                      0.60%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.30%                     0.30%                      0.30%

         Total Annual Fund Operating Expenses                 1.25%                     1.90%                      1.90%
--------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund
         Management Fees                                      0.60%                     0.60%                      0.60%
         Distribution (12b-1) Fees                            0.15%                     1.00%                      1.00%
         Other Expenses****                                   0.25%                     0.25%                      0.25%

         Total Annual Fund Operating Expenses                 1.00%                     1.85%                      1.85%
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
         Management Fees                                      0.60%                     0.60%                      0.60%
         Distribution (12b-1) Fees                            0.35%                     1.00%                      1.00%
         Other Expenses****                                   0.30%                     0.30%                      0.30%

         Total Annual Fund Operating Expenses                 1.25%                     1.90%                      1.90%
--------------------------------------------------------------------------------------------------------------------------
Money Market Fund
         Management Fees                                      0.20%                     0.20%                      0.20%
         Distribution (12b-1) Fees                            0.00%                     0.00%                      0.00%
         Other Expenses****                                   0.30%                     0.30%                      0.30%

         Total Annual Fund Operating Expenses                 0.50%                     0.50%                      0.50%
--------------------------------------------------------------------------------------------------------------------------

1      "Equity Funds" are the first ten portfolios listed in the table.
*      For purchases of $1 million or more.
**     5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.
***    0% after first year.
****   Reflects terms of the Advisory Agreement which may not be changed without a shareholder vote.


The higher Distribution Fees borne by Class B and Class C shares may cause long-term shareholders to pay more in sales charges than the maximum permitted front-end sales charge on Class A shares.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:
 .  Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
 . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                                                    1 Year           3 Years           5 Years          10 Years
-------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund
         Class A Shares                                       760               1,140            1,540             2,670
         Class B Shares                                       758               1,193            1,555             2,724
         Class B No redemption                                258                 793            1,355             2,724
         Class C Shares                                       358                 793            1,355             2,885
         Class C No redemption                                258                 793            1,355             2,885
-------------------------------------------------------------------------------------------------------------------------
International Growth and Income Fund
         Class A Shares                                       740               1,090            1,470             2,520
         Class B Shares                                       743               1,148            1,480             2,572
         Class B No redemption                                243                 748            1,280             2,572
         Class C Shares                                       343                 748            1,280             2,736
         Class C No redemption                                243                 748            1,280             2,736
-------------------------------------------------------------------------------------------------------------------------
Global Equity Fund
         Class A Shares                                       740               1,090            1,470             2,520
         Class B Shares                                       743               1,148            1,480             2,572
         Class B No redemption                                243                 748            1,280             2,572
         Class C Shares                                       343                 748            1,280             2,736
         Class C No redemption                                243                 748            1,280             2,736
-------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund
         Class A Shares                                       740               1,080
         Class B Shares                                       738               1,133            1,455             2,522
         Class B No redemption                                238                 733            1,255             2,522
         Class C Shares                                       338                 733            1,255             2,686
         Class C No redemption                                238                 733            1,255             2,686
-------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Fund
         Class A Shares                                       740               1,070            1,430             2,440
         Class B Shares                                       736               1,126            1,443             2,496
         Class B No redemption                                236                 726            1,243             2,496
         Class C Shares                                       336                 726            1,243             2,661
         Class C No redemption                                336                 726            1,243             2,661
-------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund
         Class A Shares                                       730               1,070            1,420             2,420
         Class B Shares                                       733               1,118            1,430             2,470
         Class B No redemption                                233                 718            1,230             2,470
         Class C Shares                                       333                 718            1,230             2,636
         Class C No redemption                                233                 718            1,230             2,636
-------------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund
         Class A Shares                                       730               1,050
         Class B Shares                                       728               1,103            1,405             2,419
         Class B No redemption                                228                 703            1,205             2,419
         Class C Shares                                       328                 703            1,205             2,585
         Class C No redemption                                228                 703            1,205             2,585
-------------------------------------------------------------------------------------------------------------------------

Portfolio                                                    1 Year           3 Years           5 Years          10 Years
-------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund
         Class A Shares                                       700                 980            1,270             2,090
         Class B Shares                                       702               1,024            1,273             2,147
         Class B No redemption                                202                 624            1,073             2,147
         Class C Shares                                       302                 624            1,073             2,317
         Class C No redemption                                202                 642            1,073             2,317
-------------------------------------------------------------------------------------------------------------------------
Equity-Income Fund
         Class A Shares                                       710               1,000            1,300             2,170
         Class B Shares                                       710               1,047            1,311             2,226
         Class B No redemption                                210                 647            1,111             2,226
         Class C Shares                                       310                 647            1,111             2,395
         Class C No redemption                                210                 647            1,111             2,395
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund
         Class A Shares                                       710                 990            1,290             2,150
         Class B Shares                                       707               1,040            1,298             2,200
         Class B No redemption                                207                 640            1,098             2,200
         Class C Shares                                       307                 640            1,098             2,369
         Class C No redemption                                207                 640            1,098             2,269
-------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund
         Class A Shares                                       620                 927            1,255             2,180
         Class B Shares                                       718               1,073            1,354             2,315
         Class B No redemption                                218                 673            1,154             2,315
         Class C Shares                                       318                 673            1,154             2,483
         Class C No redemption                                218                 673            1,154             2,483
-------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund
         Class A Shares                                       596                 853            1,129             1.915
         Class B Shares                                       693                 997            1,226             2,051
         Class B No redemption                                193                 597            1,026             2,051
         Class C Shares                                       293                 597            1,026             2,222
         Class C No redemption                                193                 597            1,026             2,222
-------------------------------------------------------------------------------------------------------------------------
National Municipal Bond Fund
         Class A Shares                                       572                 778            1,001             1.641
         Class B Shares                                       688                 982            1,201             1,944
         Class B No redemption                                188                 582            1,001             1.944
         Class C Shares                                       288                 582            1,001             2,169
         Class C No redemption                                188                 582            1,001             2,169
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
         Class A Shares                                       596                 853            1,129             1.915
         Class B Shares                                       693                 997            1,226             2,051
         Class B No redemption                                193                 597            1,026             2,051
         Class C Shares                                       293                 597            1,026             2,222
         Class C No redemption                                193                 597            1,026             2,222
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund
         Class A Shares                                       51                  161            282               642
         Class B Shares                                       51                  161            282               642
         Class C Shares                                       51                  161            282               642
-------------------------------------------------------------------------------------------------------------------------

More Information About
Investment Objectives,
Strategies and Risks


This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its goal.

Each Fund has a unique investment goal (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment goals, or objectives, of the Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund. However, except for certain investment restrictions, the strategies a Fund uses to achieve its investment objective may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.


International Small Cap Fund
The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADR's"). ADR's are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADR's are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may invest a significant portion of its assets in the securities of small companies. Small companies are still in the developing stages of their life cycles and have limited product lines, markets or financial resources and/or lack management depth. The securities of small companies may have limited marketability and may experience more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Because of this, the net asset value of the International Small Cap Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations (Baa or higher by Moody's, or BBB or higher by S&P). The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible securities and preferred stocks. The Fund may also invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded after they are purchased, the Fund does not have to sell them unless the total Fund assets in unrated and below investment-grade securities reach 5% of assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign currencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

International Growth and Income Fund
The Fund is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

The Fund invests primarily in the common stock of companies based in developed markets other than the United States. However, the Fund may invest up to 15% of its total assets in companies from emerging markets. The Fund may also invest in other foreign securities with equity characteristics such as preferred stock, warrants, rights and convertible securities.

The Fund invests in securities listed on foreign or domestic securities exchanges and over-the-counter markets, and can invest in certain restricted or unlisted securities. For the purposes of the Fund's investments, developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries in eastern Europe. Emerging markets include most other countries in the world.

In pursuing the Fund's objective, J.P. Morgan will actively manage the assets of the Fund primarily through stock valuation and selection. Using fundamental analysis as well as macro-economic models, J.P. Morgan develops proprietary research on companies, countries and currencies. Using its fundamental stock research, J.P. Morgan produces a ranking of companies in each industry group according to their relative value. J.P. Morgan then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors it believes could affect a stock's price. The Fund emphasizes those stocks ranked as undervalued, while underweighting or avoiding those that appear overvalued. The Fund's country weightings primarily result from its stock selection decisions and may differ significantly from it's benchmark, the MSCI All Country World Index Free (ex-U.S.)

J.P. Morgan manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Fund's market value. Through the use of forward foreign currency exchange contracts, the Fund may reduce its exposure to foreign currencies that J.P. Morgan deems unattractive by selling the foreign currency in exchange for the U.S. dollar. However, the Fund does not typically hedge its emerging markets equity exposure.

The Fund may make money market investments while seeking suitable investments, waiting for settlement, or for liquidity purposes.

Global Equity Fund
The Fund invests primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, American and Global Depositary Receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

Under normal circumstances, at least 65% of the value of the total assets of the Fund will be invested in equity securities and at least 20% of the value of the Fund's total assets will be invested in the common stocks of U.S. issuers. The Fund may also invest in money market instruments. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. Privately traded securities may have additional liquidity risks. The Fund may also engage in forward foreign currency transactions and purchase when-issued or delayed delivery securities.

MSDW Investment Management's investment focus is the selection of individual stocks, with an eye toward value. To choose stocks for the Fund, MSDW Investment Management identifies stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. To decide whether or not these stocks are suitable for investment, MSDW Investment Management estimates the future value of these stocks using a mathematical model, called a dividend discount model. MSDW Investment Management uses research from a number of sources, including Morgan Stanley Capital International, an affiliate located in Geneva, Switzerland. Fund holdings are reviewed regularly, and analyzed to be sure they continue to conform to MSDW Investment Management's value criteria. Equity securities that stop conforming to the Fund's investment criteria will be sold. Although the Fund will not invest for short-term trading purposes, securities may be sold that were held only for a short time.

Emerging Growth Fund
The Fund will usually invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies beyond their start-up phase showing positive earnings or the potential for accelerated earnings growth.

Although the Fund will typically invest in small and mid-sized companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies generally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "special situation" companies. These companies may be involved in acquisitions or consolidations, reorganization, recapitalization, mergers, liquidation, or distribution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favorably, would improve the value of the company's stock, or a change in corporate control.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 20% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified, although its portfolio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by Warburg to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rated, or is rated below the Fund's minimum allowed rating, Warburg factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

Small/Mid Cap Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

Small companies are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. The securities of small companies may have limited marketability and may experience more abrupt or erratic movements in price than securities of larger companies or the market averages in general. Because of this, the net asset value of the Small/Mid Cap Fund may fluctuate more widely than those of the popular market averages.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest up to 15% of its net assets in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

The Fund may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securities limitation.

Growth Equity Fund
At least 65% of the Fund's total assets will be invested in common stocks of well-established, high-quality growth companies. The Fund may also invest in convertible securities, preferred stocks, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obligations rated Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and preferred stocks if Founders believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will never have more than 5% of its total assets invested in unrated or below-investment-grade fixed income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded after they are purchased, the Fund does not have to sell them unless the Fund assets in unrated and blow investment-grade securities reaches 5% of total assets.

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securities and on indices, and my invest in Rule 144A securities.

Tax-Sensitive Equity Fund
This Fund is designed for investors in all but the lowest federal income tax bracket seeking the highest long-term after-tax total return. The Fund tries to minimize taxable dividend income by emphasizing securities with low dividend yields and minimizing investments in income producing securities.

Usually, at least 80% of the Fund's total assets will be invested in equity and equity-related securities, such as common stocks and preferred stocks. The Fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter market, but will not invest more than 10% of its total assets in securities that are not listed or traded. The Fund currently intends to limit its investments in foreign securities to those that are denominated or quoted in U.S. dollars.

 When selling portfolio securities, the Fund will generally select the highest cost shares of the specific security (and/or, if gains will be realized, shares that will produce long-term capital gains) in order to reduce the realization of capital gains, short-term gains in particular. To help achieve its investment objective, the Fund may sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, reducing the amount of capital gains the Fund would distribute.

The Fund generally expects to have relatively low annual portfolio turnover under normal circumstances, which is one way to help minimize taxable gains to investors. For taxpayers in all but the lowest tax brackets, ordinary income is taxed at a higher tax rate than capital gains on securities held for more than one year ("long-term capital gains"). Ordinary income includes dividends from the Fund's net investment income and net short-term capital gains. Net long-term capital gains realized and distributed by the Fund are subject to federal taxes as long-term capital gains. The Fund expects generally to hold appreciated portfolio securities for more than one year. This holding period will reduce the realization and distribution to shareholders of short-term capital gains, which are taxed at higher ordinary income rates.

Although the Fund will always consider the impact of federal and state income taxes on a shareholder's investment returns, portfolio management decisions may be made based on other criteria, including actual or anticipated economic, market or issuer-specific developments. In this case, the Fund may produce taxable ordinary income. The Fund may occasionally need to sell securities it would otherwise have held to generate cash, pay expenses or meet shareholder redemption requests. Certain investments by the Fund may produce ordinary taxable income on a regular basis.

As part of the strategy of reducing the impact of federal and state income taxes paid by shareholders on Fund distributions, the Fund will follow a disciplined investment strategy, emphasizing stocks that Standish believes to offer above-average potential for capital growth while offering low dividend yields. Although the precise application of the strategy will vary according to market conditions, to identify attractive equity securities Standish intends to use statistical modeling techniques that look at stock-specific factors. These factors include: Current price/earnings ratios; stability of earnings growth; forecasted changes in earnings growth; trends in consensus analysts' estimates; and measures of earnings results relative to expectations. Once securities are identified, fundamental analysis will be completed before they are included in the Fund's holdings. Securities selected for inclusion in the Fund's portfolio will represent various industries and sectors.

Growth and Income Fund
Wellington Management seeks to achieve the Fund's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality companies is evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily dividend paying stocks of larger companies The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Management's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

Equity-Income Fund
The Fund will generally consider companies with the following characteristics:
 . established operating histories;
 . above-average current dividend yield relative to the average yield of the S&P
  500 Stock Index;
 . low price/earnings ratios relative to the S&P 500 Stock Index;
 . sound balance sheets and other financial characteristics; and . low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

The Fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's real value and the price rises accordingly.

The Fund may also buy bonds of any quality, including "junk bonds," foreign securities, preferred stocks, convertible securities, and warrants, and it will hold some highly-rated U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities. The Fund may purchase convertible securities and preferred stocks rated above B in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P).

The Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. The Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs.

Strategic Income Fund
SBAM has entered into a subadvisory consulting agreement with its London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited") under which SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities.

The Fund may invest up to 100% of Fund assets in lower-rated securities usually called "junk bonds." Junk bonds are rated "B" or below by Moody's (Moody's lowest rating is C), or "BB" or below by S&P (S&P's lowest rating is D). If they are unrated, SBAM will determine that they are of similar quality to rated securities.

In addition to fundamental analysis, SBAM relies in part on mathematical, quantitative analytical techniques that measure relative risks and opportunities of each type of security. The techniques consider current and historical economic, market, political and technical data for each type of security. SBAM also assesses economic and market conditions on a global and local (country) basis, including include current and projected levels of growth and inflation, balance of payment status and monetary policy. SBAM also uses sophisticated fixed income analysis tools, including prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate international debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets.

Currency relationships and politics also impact the selection of international debt securities. If the Fund is concerned about preserving capital, it may choose to invest in securities that do not offer the highest possible yields. SBAM continuously reviews how the Fund's assets are invested, and makes appropriate adjustments. The Fund will invest in securities that range in maturity.

The Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securities may be denominated in multi-national currency units.

As discussed above, the Fund may invest in U.S. dollar-denominated securities issued by domestic issuers that are rated below investment grade or, if unrated, determined by SBAM to be of comparable quality Although SBAM does not plan to invest more than 75% of the Fund's assets in below investment-grade domestic and developing country debt securities, the Fund may choose to invest more than that if SBAM feels that the yield available from such securities outweighs their additional risks.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade securities. Some of the debt securities the Fund may select may considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P).

Investment Quality Bond Fund
The investment objective of the Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. The Fund invests primarily in a diversified portfolio of fixed income securities.

Credit research on corporate bonds includes examining both quantitative (mathematical) and qualitative criteria established by Wellington Management. These criteria include an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions.

At least 65% of the Fund's assets will be invested in high quality debt securities. "High quality" debt securities are those rated (at the time of purchase) "A" or better by Moody's or S&P (in the three highest rating tiers), or unrated debt securities considered to be of comparable quality by Wellington Management. The Fund may only invest up to 20% of its total assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P, or unrated debt securities considered to be of comparable quality by Wellington Management. The Fund will not be required to sell any downgraded bonds that cause the Fund to exceed this 20% minimum.

The Fund may invest up to 20% of its assets in domestic and foreign high yield corporate and government debt securities, commonly referred to as "high yield/high risk" or "junk" bonds. These bonds may be rated "B" or below by Moody's (Moody's lowest rating is "C"), or "BB" or below by S&P (S&P's lowest rating is "D"), or they may be unrated but considered to be of comparable quality by Wellington Management. There is no minimum rating required by the Fund. Domestic and foreign high yield debt securities involve greater risks than higher quality securities, including price volatility and risk of default in the payment of interest and principal.

National Municipal Bond Fund
The Fund's portfolio may include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities cannot make its interest and principal payments from current revenues, it may rely on a reserve fund. The availability of the reserve fund is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.

In addition, the Fund may invest in municipal lease obligations ("MLOs"). MLOs are not fully backed by the municipality's credit and their interest may become taxable if the lease is assigned, or sold to another lender. If timely lease payments are not made, the lease will end, and it is possible that the MLO will default and that the Fund will suffer a loss. Because SBAM plans to invest more than 5% of the Fund's net assets in MLOs the Trustees of the Fund have established procedures for SBAM to use in considering an investment in MLOs. The factors SBAM must examine include:

 .  the frequency of trades and quotes for the MLO
 .  the number of dealers willing to purchase or sell such MLO and the number of other potential purchasers
 .  the willingness of dealers to undertake to make a market in the MLO
 .  the nature of the MLO and the nature of the marketplace trades (e.g., the time needed to dispose of the security and the method of soliciting offers)
 .  the nature of the offering of such MLO (e.g., the size of the issue and the number of anticipated holders)
 .  the ability of the MLO to maintain its marketability throughout the time the instrument is held in the Fund
 . other factors, if any, which SBAM deems relevant to determining the existence of a trading market for such MLO.

The Fund also may invest in resource recovery bonds, which may be general obligations of the issuing municipality or supported by corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

In order to maintain liquidity, the Fund may invest up to 20% of its total assets in taxable obligations, including taxable high-quality short-term money market instruments, including:

 . Obligations of the U.S. Government or its agencies or instrumentalities
 . Commercial paper of issuers rated at the time of purchase "A-2" or better by S&P, "P-2" or better by Moody's, or "F-2" or better by Fitch Investors Services, Inc., ("Fitch"), or unrated securities of similar quality
 . Certificates of deposit, bankers' acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some point, SBAM determines that the market to securities exempt from federal income taxes is troubled, the Fund may invest up to 100% of its net assets taxable high-quality short-term money market instruments. Of course, dividends paid by the Fund that are generated by taxable money market instruments will be taxable to investors. From time to time, the Fund may invest more than 25% of its total assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a Fund of securities with a greater variety of issuers.

U.S. Government
Securities Fund
The Fund may invest in:

 .  Mortgage-backed securities guaranteed by the Government National Mortgage
   Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S.Government. These are known as a "modified pass through" type of mortgage-backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages
 .  U.S. Treasury obligations
 . Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government
 . Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association;
 . Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and
 .  Repurchase agreements collateralized by any of the foregoing.

Money Market Fund
The Fund invests in high quality, U.S. dollar-denominated money market instruments including:

 . Obligations that are issued by or whose principal or interest is guaranteed by the U.S. Government. Obligations of any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government under authority granted by Congress. These are called '"U.S. Government securities."'
 . Certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000
   (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation ("FDIC") or the Savings Association Insurance Fund ("SAIF"))
 . Commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P) or, if not rated, is issued by a company which MAC, acting pursuant to guidelines established by the Trustees, has determined to be of minimal credit risk and comparable quality
 . Corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by S&P)
 .  Short-term obligations issued by state and local governmental issuers
 .  Obligations of foreign governments, including Canadian and Provincial
   Government and Crown Agency Obligations
 . Securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to arrangements for credit enhancement or for shortening effective maturity
 .  Repurchase agreements with respect to any of the foregoing obligations

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strategies for a variety of reasons. These choices may cause a Fund to miss opportunities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to the lowest rated, (C by Moody's or CCC or lower by S&P) non-subordinated debt. This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them could fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in foreign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. Theloans must be at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund's investment could fall, and the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securities will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Year 2000
Year 2000 computer problems involve the inability of some computer systems to properly process data-related information in respect to the end of this century. While this problem could have a negative effect on the Funds, the advisor is working to avoid this problem and obtain assurances from the subadvisors and other service providers that they are adequately addressing any possible year 2000 problems. The year 2000 problem could also have a negative effect on issuers whose securities are owned by the Funds, potentially decreasing the value of such securities.

Euro Conversion
The conversion of certain European currencies to the Euro may present additional risks to those Funds exposed to such currencies.

Frequent Trading
A Fund may buy or sell investments extremely frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

CypressTree Asset Management Corporation, Inc. ("CAM") is the investment adviser for the Trust. CAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. CAM's address is 286 Congress Street, Boston, Massachusetts 02210.




According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
CAM:

 .  Oversees the administration of all aspects of the business and affairs of the Funds
 .  Selects, contracts with and compensates subadvisors to manage the assets of the Funds
 .  Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .  Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .  Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund
 .  Reviews the performance of the subadvisors
 .  Periodically reports to the Trustees.

The following table shows the management fees each Fund paid to CAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.


Funds                                                              Management
                                                                   Fees
-----------------------------------------------------------------------------
International Small Cap Fund                                       1.05%
International Growth and Income Fund                                .90%
Global Equity Fund                                                  .90%
Emerging Growth Fund                                                .95%
Small/Mid Cap Fund                                                  .93%
Growth Equity Fund                                                  .90%
Tax-Sensitive Equity Fund                                           .85%
Growth and Income Fund                                              .73%
Equity Income Fund                                                  .80%
Balanced Fund                                                       .77%
Strategic Income Fund                                               .75%
Investment Quality Bond Fund                                        .60%
National Municipal Bond Fund                                        .60%
U.S. Government Securities Fund                                     .60%
Money Market Fund                                                   .20%
-----------------------------------------------------------------------------

Under an order granted to the Funds by the Securities and Exchange Commission, CAM is permitted to appoint a subadvisor, to create a subadvisory agreement and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. CAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hiring, termination and replacement of subadvisors.

Subadvisory Arrangements


CAM contracts with and compensates ten investment subadvisors which provide portfolio management services to all of the Funds:


Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth and Income and Investment Quality Bond Funds, ("Wellington Management"), whose principal business address is 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided investment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 1998, Wellington Management had investment management authority with respect to approximately $186.5 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, has served as fund manager to the Growth and Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Thomas L. Pappas, Senior Vice President of Wellington Management, has served as fund manager to the Investment Quality Bond Fund since March 1994. Mr. Pappas has been a fund manager with Wellington Management since 1987.

Standish, Ayer & Wood, Inc.
Standish, Ayer & Wood, Inc., the subadvisor to the Tax-Sensitive Equity Fund, is a Massachusetts corporation incorporated in 1933 with offices at One Financial Center, Boston, Massachusetts 02111. Standish provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. Standish or its affiliate, Standish International Management Company, L.P., serves as the investment adviser to each of the funds in the Standish, Ayer & Wood family of funds. Corporate pension funds are the largest asset under active management by Standish. Standish's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of September 30, 1998, Standish managed approximately $46 billion in assets.

The Tax-Sensitive Equity Fund's fund manager is Laurence A. Manchester, who has served in such capacity since the Tax-Sensitive Equity Fund's inception. During the past five years, Mr. Manchester has served as a Vice President and Director of Standish.

Warburg Pincus Asset Management, Inc.
Warburg Pincus Asset Management, Inc., the subadvisor to the Emerging Growth Fund, is indirectly controlled by Warburg, Pincus & Co. Warburg's address is 466 Lexington Ave., New York, N.Y., 10017-3147.


Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of October 31, 1998, Warburg managed approximately $20 billion of assets, including approximately $10.3 billion of investment company assets.

The co-fund managers of the Emerging Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater, a managing director of Warburg, has been fund manager of the Emerging Growth Fund since its inception and has been a fund manager of Warburg since 1978. Mr. Lurito, a managing director of Warburg, has been a fund manager of the Emerging Growth Fund since its inception and has been with Warburg since 1987.

J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. is the subadvisor to the International Growth and Income Fund. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware which is located at 60 Wall Street, New York, New York 10260.

With offices in New York City and abroad, J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of approximately $275 billion as of September 30, 1998. J.P. Morgan has managed international securities for institutional investors since 1974. As of September 30, 1998, non-U.S. equity securities under J.P. Morgan's management were approximately $112 billion.

J.P. Morgan uses a collaborative process for managing the Fund. Nigel Emmet, Vice President (employed by Morgan since August 1997, previously an assistant manager at Brown Brothers Harriman and Co., and a portfolio manager at Gartmore Investment Management, Andrew Cormie, Vice President (employed by Morgan since
1984) and Paul Qunisee, Managing Director, (employed by Morgan since 1992) are primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Fund. Mr. Cormie and Mr. Emmett joined the Fund's portfolio management team in 1998. Mr. Quinsee has been managing the Fund since its inception in January 1995.

Salomon Brothers Asset Management Inc
Salomon Brothers Asset Management Inc ("SBAM") is the Subadvisor to the U.S. Government Securities Fund, the Strategic Income Fund and the National Municipal Bond Fund. SBAM is an indirect, wholly-owned subsidiary of CitiGroup Inc. ("CitiGroup"). CitiGroup is a diversified financial services company engaged in investment services, asset management, banking, consumer finance and life and property and casualty insurance services. SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients located throughout the world, and serves as investment adviser to various investment companies. In providing such investment advisory services, SBAM and its affiliates have access to SBAM's and its affiliates' more than 40 economists and mortgage, bond, sovereign and equity analysts. As of September 30, 1998, SBAM and its worldwide investment advisory affiliates managed approximately $29 billion in assets. SBAM's business offices are located at 7 World Trade Center, New York, New York 10048.

In connection with SBAM's service as subadvisor to the Strategic Income Fund, SBAM's London-based affiliate, SBAM Ltd., whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Income Fund. SBAM Ltd. is a wholly-owned indirect subsidiary of CitiGroup. SBAM Ltd. is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

Roger Lavan has had responsibility for the day-to-day management of the mortgage-backed securities and U.S. government securities components of the U.S. Government Securities Fund portfolio since December 1991 and the Strategic Income Fund portfolio since its inception in November 1993, and assumed sole primary responsibility for such management in August 1998.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and sovereign bond portions of the Strategic Income Fund. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Smith Barney Inc. and SBAM, responsible for investment company and institutional funds which invest in high yield U.S. and non-U.S. corporate debt securities and high yield foreign sovereign debt securities. In addition to other registered investment companies for which Mr. Wilby serves as fund manager, he also serves as fund manager for a number of offshore and institutional clients.

David Scott is primarily responsible for a portion of the Strategic Income Fund relating to currency transactions and investments in non-dollar denominated securities. David Scott is a Senior Fund Manager with SBAM Ltd. in

London with primary responsibility for managing long-term global bond funds. He also plays an integral role in developing strategy. Prior to joining SBAM Limited in April 1994, Mr. Scott worked at J.P. Morgan from 1990 to 1994 where he had responsibility for global and non-dollar funds.

Robert Amodeo is responsible for developing and executing municipal bond portfolio investment strategies for the National Municipal Bond Fund. Mr. Amodeo pioneered adaptation and the use of the Yield Book for municipal bond portfolio management, analysis, performance attribution and optimization. Prior to joining SBAM, he was a member of Salomon Brothers Partnership Investment Group where he was responsible for analyzing and managing various partnership investments. Mr. Amodeo received a B.S. (Magna Cum Laude) in Business Management from Long Island University. He also holds a Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Fred Alger Management, Inc.
Investment decisions for the Small/Mid Cap Fund are made by its Subadvisor, Fred Alger Management, Inc. Alger, located at One World Trade Center, New York, New York 10048, has been in the business of providing investment advisory services since 1964. As of October 31, 1998 Alger had approximately $8.5 billion under management, including $5.3 billion in mutual fund accounts and $3.2 billion in other advisory accounts. Alger is wholly owned by Fred Alger & Company, Inc., which in turn is wholly owned by Alger Associates, Inc., a financial services holding company.

David D. Alger, President of Alger, has been primarily responsible for the day-to-day management of the Small/Mid Cap Fund since the Fund's inception (March 1996). He has been employed by Alger as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as fund manager for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Small/Mid Cap Fund since the Fund's inception are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger since 1990, and he serves as a Senior Vice President. Ms. Khoo has been employed by Alger Management since 1989, and she serves as a Senior Vice President.

Founders Asset Management, LLC.
Investment decisions for the Growth Equity, International Small Cap and Balanced Funds are made by its Subadvisor, Founders Asset Management, LLC, located at 2930 East Third Avenue, Denver, Colorado 80206. Founders is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Bank, N.A. As of September 30, 1998, Founders had over $6.3 billion of assets under management, including approximately $4.5 billion in mutual fund accounts and $1.8 billion in other advisory accounts.


To facilitate the day-to-day investment management of the Growth Equity, International Small Cap and Balanced Funds, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on Fund selection for the Fund rests with a lead fund manager assigned to the Fund.

Michael W. Gerding, Vice President of Investments, has been the lead fund manager for the International Small Cap Fund since the Fund's inception (March
1996). Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990.

Brian F. Kelly, Fund Manager, has been the lead fund manager for the Balanced Fund since October 1996. Mr. Kelly joined Founders in 1996. Prior to joining Founders, Mr. Kelly served as fund manager for Invesco Trust Company (1993-1996) and as a senior investment analyst for Sears Investment Management Company (1986-1993).

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Growth Fund since December 1998. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he managed the HighMark Income Equity Fund, a large-cap fund. He received a bachelor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Growth Fund since December 1998. Before joining Founders, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc., whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, is the subadvisor for the Equity-Income Fund. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $130 billion for over 5 million individual and institutional investor accounts as of September 30, 1998.

The investment advisory committee for the Equity-Income Fund is comprised of the following members: Brian C. Rogers, Chairman, Stephen W. Boesel, Richard P. Howard, and William J. Stromberg. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983. He has been chairman of the Equity Income Fund investment advisory committee since October 1, 1996.

Morgan Stanley Dean Witter Investment Management Inc.
Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the Global Equity Fund since October 1, 1996. MSDW Investment Management, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. At October 30, 1998, MSDW Investment Management, together with its affiliated institutional asset management companies (including MAS), managed investments totaling approximately $156.2 billion, including approximately $137.6 billion under active management and $18.6 billion as named fiduciary or fiduciary adviser.

Frances Campion has been primarily responsible for the fund management of the Global Equity Fund since October 1996. Ms. Campion joined MSDW Investment Management in January 1990 as a global equity fund manager and is now a Managing Director of Morgan Stanley & Co. Incorporated. Her responsibilities include day to day management of the Morgan Stanley's global equity products.

Manufacturers Adviser Corporation
Manufacturers Adviser Corporation, a Colorado corporation, is the subadvisor of the Money Market Fund. Its principal business at the present time is to provide investment management services to these funds and comparable funds of NASL Series Trust. MAC is an indirect wholly-owned subsidiary of Manulife. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of September 30, 1998, MAC together with Manulife had approximately $13 billion of assets under management.

This Fund is managed by a team of investment professionals each of whom plays an important role in the management process of each Fund. Team members work together to develop investment strategies and select securities for a Fund. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders

Investing in the North American Funds
Classes of Shares


There are three classes of shares of North American Funds: A, B, and C.



The initial investment minimum for all classes of shares is $1,000. For retirement plans and other automatic investment programs, the initial purchase minimum is $50. You must maintain a minimum account balance of $500, or $50 for retirement plans and other automatic investing programs. If you do not, North American Funds will send you a check for your account balance. Purchases and redemptions will be made at the share price calculated by North American Funds after the request is received in good order. Confirmations of all transactions will be mailed to you promptly, and a copy will be sent to your broker of record. North American Funds may refuse any request to purchase shares.


                              Buying Fund                                 Redeeming Fund
                              Shares                                      Shares
------------------------------------------------------------------------------------------------------------------
By Mail                       Mail a check and account                    Send a written request to:
                              application to:                             North American Funds
                              North American Funds                        P.O. Box 8505
                              P.O. Box 8505                               Boston, MA  02266-8508
                              Boston, MA  02266-8508

                              To add to an existing account, mail
                              a check with your account number:
                              North American Funds
                              P.O. Box 8505
                              Boston, MA  02266-8508
------------------------------------------------------------------------------------------------------------------
By Wire Transfer              For wire instructions, contact Customer     Yes, with a minimum of $1,000. For wire
                              Service at 1-800-872-8037                   instructions, contact Customer Service
                                                                          at 1-800-872-8037.
------------------------------------------------------------------------------------------------------------------
By Phone                      No                                          Yes, simply call 1-800-872-8037 by 4:00
                                                                          p.m. to receive that day's closing price
------------------------------------------------------------------------------------------------------------------
Through Broker Dealers        Yes, if a dealer agreement is in place      Yes, if a dealer agreement is in place
==================================================================================================================

* Some types of accounts may require additional forms.

                      Class A Shares                     Class B Shares                     Class C Shares
------------------------------------------------------------------------------------------------------------------------
Sales Charges         . Purchases of less than $1        . Shares are sold without          . Available for purchases
                        million are sold with a            a front end sales charge.          of $250,000 or less.
                        front end sales charge             For shares redeemed              . Shares are sold without
                        (see the table below).             within six years there             a front end sales charge.
                      . Purchases over $1 million          is a sales charge at               For shares redeemed
                        are sold without a front           redemption (see the table          within one year there is
                        end sales charge. For              below). This does not              a 1% sales charge
                        shares redeemed within             apply to the Money                 at redemption.
                        one year there is a 1%             Market Fund.                     . Available for purchases
                        back end sales charge                                                 under $1 million.
                        at redemption.
------------------------------------------------------------------------------------------------------------------------
Programs That Reduce  . Rights of Accumulation -          For B and C Shares, the back
Sales Charges           you will pay the sales            end sales charge is equal to
                        charge applicable to your         the lesser of the net asset
                        total account balance in          value at redemption, or the
                        all classes of shares             original purchase price.
                      . Statement of intention -
                        agree to invest a certain
                        amount over 13 months
                        and you will pay the sales
                        charge based on your goal
                      --------------------------------------------------------------------------------------------------
                      . For all classes of shares, no back end sales charge applies if a systematic withdrawal plan is in place. For an account opened after 5/1/95, up to 12% of the account value may be withdrawn each year, without a sales charge.
                      . For qualified retirement plans, no back end sales charge applies.
========================================================================================================================

Sales Charge Tables


These tables show the sales charges for each of the three classes of shares of the North American Funds.


Class A Shares
Sales Charge Table
There is no front end sales charge for Class A shares of the Money Market Fund. If A Shares of this Fund are exchanged for Class A shares of another Fund, the regular sales charge for Class A shares will be charged.


Amount of                          Percentage of            Percentage of       Concession to
Purchase Payment                   the Offering Price       the Net Amount      Broker Dealer as
                                                            Invested            a Percentage of
                                                                                Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000
         Equity Portfolios              5.75%               6.10%               5.00%
         Other Portfolios               4.75%               4.99%               4.00%
------------------------------------------------------------------------------------------------
$50,000 but less than $100,000          4.75%               4.99%               4.00%
------------------------------------------------------------------------------------------------
$100,000 but less than $250,000         4.00%               4.17%               3.25%
------------------------------------------------------------------------------------------------
$250,000 but less than $500,000         3.00%               3.09%               2.50%
------------------------------------------------------------------------------------------------
$500,000 but less than $1 million       2.25%               2.30%               1.75%
------------------------------------------------------------------------------------------------
$1 million or more                      None*               None*               See Below**
================================================================================================

*  A CDSC (back end sales charge) may apply.
** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million (0.50% for sales of the National Municipal Bond Fund), plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

Class B Shares Sales Charge Table

Year(s) Since Purchase                       Back End Charge
                                             as Percentage of
                                             Amount Redeemed
-------------------------------------------------------------
Up to 2 years                                5%
-------------------------------------------------------------
2 years or more but less than 3 years        4%
-------------------------------------------------------------
3 years or more but less than 4 years        3%
-------------------------------------------------------------
4 years or more but less than 5 years        2%
-------------------------------------------------------------
5 years or more but less than 6 years        1%
-------------------------------------------------------------
6 or more years                              0%
=============================================================

Class C Shares
Class C shares are offered for sale at net asset value and are offered for purchases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase.

Redemption in Kind
The Funds reserve the right to redeem proceeds in whole or in part by a distribution in kind of marketable securities held by the Fund.

Payment Following Redemption
Each Fund will normally send the proceeds from a redemption (less any applicable Back End Charge) on the next business day, but may delay payment for up to seven days.

Payment may be delayed if the shares to be redeemed were purchased by a check that has not cleared. Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of, or action by, the SEC.

Pricing of Fund Shares

The public offering price of the Class A shares of each Fund is the net asset value per share (next determined following receipt of an order) plus, in the case of all Funds except the Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of an order).

The net asset value of the shares of each class of each Fund is calculated separately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange. Net asset value per share of each class of each Fund (other than the Money Market Fund, as described below) is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund, (ii) days when the New York Stock Exchange is closed (for example, national holidays).

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures established and regularly reviewed by the Trustees.

All instruments held by the Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be reinvested. All Funds except the Money Market Fund declare and pay capital gains and dividends annually.

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:

 . International Small Cap Fund

 . Global Equity Fund

 . Emerging Growth

 . Small/Mid Cap Fund

 . Growth Equity Fund

 . Tax-Sensitive Fund

 . Equity-Income Fund

 . Balanced Fund


These Funds declare and pay income dividends semi-annually:

 . International Growth and Income Fund

 . Growth and Income Fund


These Funds declare income dividends daily and pay them monthly:

 . Strategic Income Fund

 . Investment Quality Bond Fund

 . National Municipal Bond Fund

 . U.S. Government Securities Fund

 . Money Market Fund

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated investment company" under the Code. If it so qualifies, a Fund will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the National Municipal Bond Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon re-qualification. Each Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of the corporate income and excise taxes.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Funds investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If a Fund is eligible for and makes an election to allow the shareholders of that Fund to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of the Funds making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally are subject to a maximum tax rate of 28% or 20% depending on the shareholder's holding period in shares of a Fund. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share or (ii) in the case of the National Municipal Bond Fund, disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

Generally, unless a shareholder of any Fund includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from dividends other than exempt-interest dividends and other reportable payments to the shareholder.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves.

National Municipal Bond Fund--Taxation
The National Municipal Bond Fund also intends to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. Except as discussed below, such dividends are exempt from regular federal income taxes. Although exempt-interest dividends paid by the National Municipal Bond Fund will be excluded by shareholders of the Funds from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security or railroad retirement benefits are taxable. Moreover, the receipt of exempt-interest dividends from each of the Funds affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities.

A notice detailing the tax status of dividends and distributions paid by the National Municipal Bond Fund will be mailed annually to its shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

Rule 12b-1 Fees


The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the funds to pay distribution fees for the sale and distribution of Fund shares. Portions of the fees are used to provide payments for services provided to shareholders ("service fees"), as indicated below.

Class A shares of each Fund, except the Money Market Fund and the National Municipal Bond Fund, are subject to a fee of up to .35% of average daily net assets, five-sevenths of which (.25%) is a "service fee." There are no Rule 12b-1 fees on the Money Market Fund, and the Rule 12b-1 fee paid by Class A shares, or for the National Municipal Bond Fund is up to .15% of average annual net assets, all of which is a "service fee." Class B shares of each Fund except the Money Market Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

Class C shares of each Fund except the Money Market Fund are subject to a fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class B and Class C shares may therefore cost you more than paying the maximum permitted front-end sales charge on Class A Shares.

Account Services


To use any of these programs, simply fill out the appropriate section of your account application, or request the appropriate form.

Automatic Dividend Diversification
With this program, you can use all dividends and other distributions from one Fund automatically invested in another Fund of the same class of shares.

Automatic Investment Plan
Shareholders can set up an Automatic Investment Plan. Once each month the transfer agent will debit the shareholder's bank account the amount (at least $50) specified by the shareholder. To stop the plan, give 30 days written notice to the Transfer Agent. The program will stop if a shareholder's bank does not honor a debit.

Checkwriting
Checkwriting is available to Class A and Class C shareholders of the U.S. Government Securities, National Municipal Bond and Money Market Funds. Simply request this on your account application, and complete a signature card, and you will receive a book of blank checks. The minimum amount of a check is $250. When a check is presented for payment, enough shares will be redeemed to cover the amount of the check and any applicable back end load. If the amount of the check plus the load is more than the account value, the check will be returned unpaid.

Exchange Privilege
Shareholders may make free unlimited exchanges by mail or telephone within classes of shares without any sales charge. Shares of one class may not be exchanged for shares of any other class of any Fund. Be aware that exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged. Exchanges usually occur on the same day they are requested. The terms of the exchange privilege may change and the privilege may be revoked at any time without notice.

You may make exchanges over the phone by calling 1-800-872-8037.

Reinstatement Privilege
If you redeem Class A shares (under $1 million) and reinvest within 90 days, you will not have to pay a sales charge. If you redeem A shares over $1 million, or Class B or C shares and pay a back end load and then reinvest within 90 days, your account will be credited the amount of the back end load.

Systematic Investing
Your shares of any class of the Money Market, U.S. Government Securities or National Municipal Bond Fund can be exchanged monthly for shares of the same class of other Funds. An exchange of at least $50 per exchange will be made around the 15th of each month in accordance with your instructions. This program takes advantage of dollar cost averaging.

Systematic Withdrawal Plan
If you have an account balance of at least $10,000, you can set up a plan to have redemptions paid to you, or someone you designate, on a monthly, quarterly, semi-annual or annual basis. You can withdraw up to 12% of the account value annually, up to 1% per month, without a back end load. If you request this service after completing your application and payments are to be made to someone other than yourself, you will have to provide a signature guarantee. Redemption checks are generally mailed within two days after redemption. The availability of this service may end, and a fee of up to $5 per withdrawal may be charged with 30 days' written notice to you.

Transfer of Shares
You may transfer Fund shares to family members and others at any time without a sales charge. Consult your tax adviser concerning such transfers.

Financial Highlights

                             [GRAPHIC APPEARS HERE]


The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The Total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                    International Small Cap Fund
                                   ----------------------------------------------------------------------------------------------
                                             Class A                           Class B                          Class C
                                   -----------------------------    ------------------------------    ---------------------------
                                    Year       Year    3/04/96*      Year       Year     3/04/96*      Year      Year    3/04/96*
                                    Ended     Ended      to          Ended      Ended      to          Ended     Ended      to
                                  10/31/98   10/31/97  10/31/96    10/31/98   10/31/97  10/31/96     10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
   Period                         $13.86     $13.43    $12.50      $13.71     $13.37    $12.50       $13.71    $13.37    $12.50
---------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment
    income/(loss)                 (0.02)     (0.03)      0.05      (0.12)     (0.11)    (0.01)       (0.12)    (0.11)    (0.01)
  Net realized and unrealized
    gain/(loss) on investments
    and foreign currency currency   0.07       0.46      0.88        0.07       0.45      0.88         0.07      0.45      0.88
                                  -----------------------------------------------------------------------------------------------
      Total from investment
        operations                  0.05       0.43      0.93      (0.05)       0.34      0.87       (0.05)      0.34      0.87
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $13.91     $13.86    $13.43      $13.66     $13.71    $13.37       $13.66    $13.71    $13.37
---------------------------------------------------------------------------------------------------------------------------------
Total Return                       0.36%      3.20%     7.44% +   (0.36%)      2.54%     6.96% +    (0.36%)     2.54%     6.96% +
=================================================================================================================================
  Ratios/Supplemental Data
 .................................................................................................................................
   Net assets, end of period
      (000's)                     $2,173     $3,225    $2,120      $7,073     $7,369    $5,068       $6,195    $7,025    $5,517
 .................................................................................................................................
   Ratio of total expenses to
      average net assets           1.90%      1.90%     1.90% #     2.55%      2.55%     2.55% #      2.55%     2.55%     2.55% #
 .................................................................................................................................
   Ratio of net investment income
      to average net assets      (0.12%)     (0.19%)  (0.50%) #   (0.79%)    (0.84%)   (0.15%) #    (0.78%)   (0.84%)   (0.15%) #
 .................................................................................................................................
   Portfolio turnover rate           54%        75%       67% #       54%       75%        67% #        54%       75%       67% #
 .................................................................................................................................
   Expense ratio before
      expense reimbursement by
      adviser                      2.23%      2.46%     3.07% #     2.88%     2.98%      3.27% #      2.88%     2.96%     3.25% #
 .................................................................................................................................

====================================================================================================================================




                                                                  International Growth and Income Fund
                                            --------------------------------------------------------------------------------------
                                                             Class A                                        Class B
                                            ----------------------------------------        --------------------------------------
                                            Year        Year      Year      1/09/95*        Year      Year      Year      1/09/95*
                                            Ended       Ended     Ended       to            Ended     Ended     Ended        to
                                            10/31/98    10/31/97  10/31/96**10/31/95        10/31/98  10/31/97**10/31/96**10/31/95
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $10.81      $11.35    $10.11    $10.00          $10.75    $11.30    $10.10    $10.00
----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)             0.03        0.06      0.09      0.06          (0.02)      0.03      0.06      0.01
     Net realized and unrealized
       gain/(loss) on investments
       and foreign currency                   0.02        0.35      1.33      0.08            0.00      0.31      1.30      0.12
                                           ---------------------------------------------------------------------------------------
          Total from investment
              operations                      0.05        0.41      1.42      0.14          (0.02)      0.34      1.36      0.13
                                           ---------------------------------------------------------------------------------------
Distributions
     Dividends from net investment income   (0.13)      (0.19)    (0.08)    (0.03)          (0.06)    (0.13)    (0.05)    (0.03)
     Distributions from realized
         capital gains                      (0.90)      (0.76)    (0.10)   -------          (0.90)    (0.76)    (0.11)    ------
                                            --------------------------------------------------------------------------------------
          Total distributions               (1.03)      (0.95)    (0.18)    (0.03)          (0.96)    (0.89)    (0.16)    (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $9.83      $10.81    $11.35    $10.11           $9.77    $10.75    $11.30    $10.10
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                 0.67%       3.55%    14.25%     1.37% +       (0.03%)     2.92%    13.58%     1.28% +
==================================================================================================================================
Ratios/Supplemental Data
 ..................................................................................................................................
     Net assets, end of period (000's)      $3,769      $4,461    $4,732    $6,897         $14,030   $16,334   $15,217    $8,421
 ..................................................................................................................................
     Ratio of total expenses to              1.75%       1.75%     1.75%     1.75% #         2.40%     2.40%     2.40%     2.40% #
        average net assets
 ..................................................................................................................................
     Ratio of net investment income to
        average net assets                   0.44%       0.97%     0.84%     0.70% #       (0.18%)     0.32%     0.57%     0.15% #
 ..................................................................................................................................
     Portfolio turnover rate                  173%        146%      170%       69% #          173%      146%      170%       69% #
 ..................................................................................................................................
     Expense ratio before expense
        reimbursement by adviser             1.87%       1.96%     1.97%     2.18% #         2.52%     2.54%     2.60%     2.93% #
 ..................................................................................................................................

   * Commencement of Operations
   **Net investment income per share has been calculated using the average share method
   # Annualized
   + Non-annualized

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                        International Growth and Income Fund
                                                -------------------------------------------------------
                                                                       Class C
                                                -------------------------------------------------------

                                                 Year            Year           Year           1/09/95*
                                                 Ended           Ended          Ended             to
                                                 10/31/98        10/31/97**     10/31/96**     10/31/95
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.76         $11.31         $10.10         $10.00
-------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                 (0.02)           0.03           0.06           0.01
     Net realized and unrealized
       gain/(loss) on
       investments and foreign currency           (0.01)           0.31           1.30           0.12
                                                  -----------------------------------------------------
          Total from investment
              operations                          (0.03)           0.34           1.36           0.13
                                                  -----------------------------------------------------
Distributions
     Dividends from net investment income         (0.06)         (0.13)         (0.05)         (0.03)
     Distributions from realized capital gains    (0.90)         (0.76)         (0.10)         ------
                                                  -----------------------------------------------------
          Total distributions                     (0.96)         (0.89)         (0.15)         (0.03)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $9.77         $10.76         $11.31         $10.10
-------------------------------------------------------------------------------------------------------
Total Return                                     (0.13%)          2.91%         13.63%          1.28% +
=======================================================================================================
Ratios/Supplemental Data
 .......................................................................................................
     Net assets, end of period (000's)            $7,960         $8,460         $9,076         $6,324
 .......................................................................................................
     Ratio of total expenses to
        average net assets                         2.40%          2.40%          2.40%          2.40% #
 .......................................................................................................
     Ratio of net investment income to
        average net assets                       (0.19%)          0.32%          0.51%          0.13% #
 .......................................................................................................
     Portfolio turnover rate                        173%           146%           170%            69% #
 .......................................................................................................
     Expense ratio before expense
        reimbursement by adviser                   2.52%          2.57%          2.60%          2.93% #
 .......................................................................................................

====================================================================================================================================


                                                                         Global Equity Fund
                                               -------------------------------------------------------------------------
                                                                              Class A
                                               -------------------------------------------------------------------------
                                                 Year           Year            Year            Year          4/01/94*
                                                Ended           Ended           Ended          Ended            to
                                               10/31/98        10/31/97        10/31/96**     10/31/95        10/31/94
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $16.32          $14.50          $13.84         $14.82          $14.13
------------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                  0.02            0.06          (0.04)        -------          (0.01)
     Net realized and unrealized
          gain/(loss) on                           1.34            3.45            0.91         (0.54)            0.70
          investments and foreign currency
                                                ------------------------------------------------------------------------
          Total from investment
               operations                          1.36            3.51            0.87         (0.54)            0.69
                                                ------------------------------------------------------------------------
 Distributions
     Dividends from net investment income        (0.22)          (0.05)          (0.21)        -------         -------
     Distributions from realized
           capital gains                         (1.03)          (1.64)         -------         (0.44)         -------

                                                ------------------------------------------------------------------------
          Total distributions                    (1.25)          (1.69)          (0.21)         (0.44)         -------
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.43          $16.32          $14.50         $13.84          $14.82
------------------------------------------------------------------------------------------------------------------------

Total Return                                      8.90%          26.10%           6.33%        (3.52%)           9.16% @
========================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)          $31,055         $30,960         $25,924        $23,894         $18,152
 ........................................................................................................................
     Ratio of total expenses to average
          net assets                              1.75%           1.75%           1.75%          1.75%           1.75% #
 ........................................................................................................................
     Ratio of net investment income
          (loss) to average
          net assets                              0.09%           0.33%         (0.30%)          0.03%         (0.12%) #
 ........................................................................................................................
     Portfolio turnover rate                        20%             28%            165%            57%             54%
 ........................................................................................................................
     Expense ratio before expense
          reimbursement by adviser                1.75%           1.81%           1.83%          1.92%           1.97% #
 ........................................................................................................................


   * Commencement of Operations
   # Annualized
   + Non-annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------




                                                                         Global Equity Fund
                                               ------------------------------------------------------------------------
                                                                              Class B
                                               ------------------------------------------------------------------------
                                               Year            Year            Year            Year           4/01/94*
                                               Ended           Ended           Ended           Ended          to
                                               10/31/98        10/31/97**      10/31/96**      10/31/95**     10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $16.14          $14.36          $13.73         $14.79          $14.13
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)               (0.11)          (0.05)          (0.14)         (0.09)           (0.03)
     Net realized and unrealized
       gain/(loss) on
       investments and foreign currency           1.35            3.47            0.91         (0.53)             0.69
                                               ------------------------------------------------------------------------
          Total from investment                   1.24            3.42            0.77         (0.62)            0.66
               operations
                                               ------------------------------------------------------------------------
Distributions
     Dividends from net investment income       (0.11)         -------          (0.14)        -------         -------
     Distributions from realized capital
        gains                                   (1.03)          (1.64)         -------         (0.44)         -------
                                                -----------------------------------------------------------------------
          Total distributions                   (1.14)          (1.64)          (0.14)         (0.44)         -------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $16.24          $16.14          $14.36         $13.73          $14.79
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     8.17%          25.63%           5.64%        (4.09%)           8.94% @
=======================================================================================================================
Ratios/Supplemental Data
     Net assets, end of period (000's)         $30,287         $31,833         $25,661        $23,317         $13,903
 .......................................................................................................................
     Ratio of total expenses to average          2.40%           2.40%           2.40%          2.40%           2.40% #
        net assets                              (1.03)          (1.64)         -------         (0.44)         -------
 .......................................................................................................................
     Ratio of net investment income
        (loss) to average
        net assets                             (0.55%)         (0.32%)         (0.95%)        (0.61%)         (0.77%) #
 .......................................................................................................................
     Portfolio turnover rate                       20%             28%            165%            57%             54%
 .......................................................................................................................
     Expense ratio before expense
        reimbursement by
        adviser                                  2.40%           2.47%           2.48%          2.58%           2.71% #
 .......................................................................................................................

====================================================================================================================================



                                                                     Global Equity Fund
                                                 ------------------------------------------------------------------
                                                                          Class C
                                                 ------------------------------------------------------------------
                                                                   Year Ended October 31,
                                                 ------------------------------------------------------------------
                                                 1998          1997**         1996**         1995**        1994
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $16.19         $14.41         $13.73         $14.79         $13.74
-------------------------------------------------------------------------------------------------------------------
Investment Operations:
     Net investment income/(loss)                (0.10)         (0.05)         (0.14)         (0.09)         (0.10)
     Net realized and unrealized
        gain/(loss) on
        investments and foreign currency           1.35           3.47           0.92         (0.53)           1.15
                                                 ------------------------------------------------------------------
          Total from investment
             operations                            1.25           3.42           0.78         (0.62)           1.05
                                                 ------------------------------------------------------------------
Distributions
     Dividends from net investment income        (0.11)         ------         (0.10)         ------         ------

     Distributions from realized capital gains   (1.03)         (1.64)         ------         (0.44)         ------

     Distributions from capital                  ------         ------         ------         ------         ------
                                                -------------------------------------------------------------------
           Total distributions                   (1.14)         (1.64)         (0.10)         (0.44)         ------
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $16.30         $16.19         $14.41         $13.73         $14.79
-------------------------------------------------------------------------------------------------------------------
Total Return                                      8.21%         25.54%          5.70%        (4.09%)          8.94%
===================================================================================================================
Ratios/Supplemental Data
 ...................................................................................................................
     Net assets, end of period (000's)          $57,774        $61,245        $64,830        $83,340       $101,443
 ...................................................................................................................
     Ratio of total expenses to
        average net asset                         2.40%          2.40%          2.40%          2.40%          2.40%
 ...................................................................................................................
     Ratio of net investment income to
        average net assets                      (0.56%)        (0.32%)        (0.95%)        (0.64%)        (0.91%)
 ...................................................................................................................
     Portfolio turnover rate                        20%            28%           165%            57%            54%
 ...................................................................................................................
       Expense ratio before expense
         reimbursement by adviser                 2.40%          2.46%          2.48%          2.53%          2.52%
 ...................................................................................................................

   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                Emerging Growth Fund                            Tax-Sensitive Equity Fund
                                         ------------------------------------              -------------------------------------
                                                01/06/98* to 10/31/98                             01/06/98* to 10/31/98
                                         ------------------------------------              -------------------------------------
                                          Class A     Class B      Class C                 Class A      Class B        Class C
-----------------------------------------------------------------------------              -------------------------------------

Net Asset Value, Beginning of
Period                                     $10.00       $10.00       $10.00                 $10.00       $10.00         $10.00
-----------------------------------------------------------------------------              -------------------------------------
Investment Operations:
     Net investment income/(loss)          (0.08)       (0.12) ***   (0.12)**               (0.01)       (0.04)         (0.03)
     Net realized and unrealized
       gain/(loss) on investments and
       foreign currency                    (1.04)       (1.05)       (1.04)                 (0.92)       (0.92)         (0.93)
                                         ------------------------------------              -------------------------------------
        Total from investment
          operations                       (1.12)       (1.17)       (1.16)                 (0.93)       (0.96)         (0.96)
-----------------------------------------------------------------------------              -------------------------------------
Net Asset Value, End of Period              $8.88        $8.83        $8.84                  $9.07        $9.04          $9.04
-----------------------------------------------------------------------------              -------------------------------------

Total Return                             (11.20%) +   (11.70%) +   (11.60%) +              (9.30%) +    (9.60%) +      (9.60%) +
=============================================================================              =====================================
Ratios/Supplemental Data
     Net assets, end of period
        (000's)                              $146         $263         $238                 $4,149       $2,900         $3,286
 .............................................................................              .....................................
     Ratio of total expenses to
        average net assets                  1.70% #      2.35% #      2.35% #                1.60% #      2.25% #        2.25% #
 .............................................................................              .....................................
     Ratio of net investment
        income to average
        net assets                        (1.00%) #    (1.76%) #    (1.67%) #              (0.40%) #    (1.80%) #      (1.84%) #
 .............................................................................              .....................................
     Portfolio turnover rate                  52% +        52% +        52% +                  38% +        38% +          38% +
 .............................................................................              .....................................
     Expense ratio before expense
        reimbursement by adviser           15.48% #     16.48% #     15.78% #                2.51% #      3.24% #        3.16% #
 .............................................................................              .....................................


================================================================================================================================




                                                                          Small/Mid Cap Fund
                                   ------------------------------------------------------------------------------------------------
                                             Class A                          Class B                           Class C
                                   ----------------------------    -----------------------------    -------------------------------
                                   Year      Year      3/04/96*    Year       Year      3/04/96*    Year       Year       3/04/96*
                                   Ended     Ended        to       Ended      Ended        to       Ended      Ended      to
                                   10/31/98  10/31/97  10/31/96    10/31/98   10/31/97* 10/31/96    10/31/98   10/31/97** 10/31/96
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of       $15.51    $12.62    $12.50       $15.33     $12.58   $12.50       $15.35     $12.59    $12.50
Period
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)     (0.15)    (0.14)    (0.02)       (0.25)     (0.23)   (0.05)       (0.25)     (0.23)    (0.05)
     Net realized and unrealized
       gain/(loss) on investments
       and foreign currency           0.97      3.03      0.14         0.93       2.98     0.13         0.93       2.99      0.14
                                  -------------------------------------------------------------------------------------------------
         Total from investment
           operations                 0.82      2.89      0.12         0.68       2.75     0.08         0.68       2.76      0.09
Distributions
     Distributions from capital
       gains                        (0.24)    ------    ------       (0.24)     ------   ------       (0.24)     ------    ------
===================================================================================================================================
Net Asset Value, End of Period      $16.09    $15.51    $12.62       $15.77     $15.33   $12.58       $15.79     $15.35    $12.59
-----------------------------------------------------------------------------------------------------------------------------------

Total Return                         5.51%    22.90%     0.96% +      4.65%     21.86%    0.64% +      4.64%     21.92%     0.72% +
===================================================================================================================================
Ratios/Supplemental Data
 ...................................................................................................................................
     Net assets, end of period
      (000's)                       $4,814    $4,170    $2,966      $13,972    $11,802   $6,659      $16,221    $13,471    $8,241
 ...................................................................................................................................
     Ratio of total expenses to
      average net assets            1.675%    1.675%    1.675% #     2.325%     2.325%   2.325% #     2.325%     2.325%    2.325% #
 ...................................................................................................................................
     Ratio of net investment
      income to
      average net assets           (0.90%)   (1.02%)   (0.40%) #    (1.55%)    (1.67%)  (1.05%) #    (1.55%)    (1.67%)   (1.05%) #
 ...................................................................................................................................
     Portfolio turnover rate          162%      145%       92% #       162%       145%      92% #       162%       145%       92% #
 ...................................................................................................................................
     Expense ratio before expense
      reimbursement and fee
      waiver by adviser              1.93%     2.24%     2.69% #      2.58%      2.79%    3.05% #      2.58%      2.78%     3.04% #
 ...................................................................................................................................




   * Commencement of Operations
   **Net investment income per share has been calculated using the average shares method
   + Non-annualized
   # Annualized

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------




                                                                        Growth Equity Fund
                                    -----------------------------------------------------------------------------------------
                                              Class A                        Class B                       Class C
                                    ----------------------------    ---------------------------   ---------------------------
                                    Year       Year     3/04/96*    Year      Year     3/04/96*   Year      Year     3/04/96*
                                    Ended      Ended    to          Ended     Ended    to         Ended     Ended    to
                                    10/31/98   10/31/97 10/31/96    10/31/98  10/31/97 10/31/96   10/31/98  10/31/97 10/31/96
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of
 Period                              $17.01    $13.78   $12.50       $16.90   $13.73   $12.50      $16.89    $13.73  $12.50
-----------------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                      (0.07)    (0.03)     0.28       (0.18)   (0.13)     0.24      (0.20)    (0.13)    0.24
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency                 2.22      3.45     1.00         2.17     3.46     0.99        2.18      3.46    0.99
                                    -----------------------------------------------------------------------------------------
     Total from investment
      operations                       2.15      3.42     1.28         1.99     3.33     1.23        1.98      3.33    1.23
                                    -----------------------------------------------------------------------------------------
 Distributions
  Dividends from net                -------    (0.19)   ------       ------   (0.16)   ------      ------    (0.17)  ------
   investment income
  Distributions from realized
   capital gains                     (1.43)    ------   ------       (1.43)   ------   ------      (1.43)    ------  ------
                                    -----------------------------------------------------------------------------------------
                                     (1.43)    (0.19)                (1.43)   (0.16)               (1.43)    (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $17.73    $17.01   $13.78       $17.46   $16.90   $13.73      $17.44    $16.89  $13.73
-----------------------------------------------------------------------------------------------------------------------------

Total Return                         13.85%    25.13%   10.24% +     12.93%   24.50%    9.84% +    12.87%    24.50%   9.84% +
=============================================================================================================================
Ratios/Supplemental Data
 .............................................................................................................................
  Net assets, end of period
   (000's)                           $3,919    $3,053   $2,244      $11,659   $9,040   $4,748     $12,965   $12,766  $6,494
 .............................................................................................................................
  Ratio of total expenses to
   average net assets                 1.65%     1.65%    1.65%        2.30%    2.30%    2.30% #     2.30%     2.30%   2.30% #
 .............................................................................................................................
  Ratio of net investment income
    to average net assets           (0.43%)   (0.17%)    4.11% #    (1.07%)  (0.82%)    4.18% #   (1.06%)   (0.82%)   4.13%
 .............................................................................................................................
  Portfolio turnover rate              115%      181%     450% #       115%     181%     450% #      115%      181%    450% #
 .............................................................................................................................
  Expense ratio before expense
   reimbursement by adviser           1.91%     2.28%    2.71% #      2.56%    2.78%    3.06% #     2.56%     2.75%   2.96% #
 .............................................................................................................................

====================================================================================================================================





                                                                       Growth and Income Fund
                                               ------------------------------------------------------------------------
                                                                              Class A
                                               ------------------------------------------------------------------------
                                                 Year           Year            Year            Year          4/01/94*
                                                Ended           Ended           Ended          Ended            to
                                               10/31/98        10/31/97        10/31/96       10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period            $21.77          $17.56          $14.72         $13.09          $12.29
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                     0.08            0.14            0.18           0.26            0.12
 Net realized and unrealized gain/(loss)
  on investments and foreign currency             4.14            5.26            2.99           1.90            0.76
                                               ------------------------------------------------------------------------
     Total from investment
      operations                                  4.22            5.40            3.17           2.16            0.88
                                               ------------------------------------------------------------------------
 Distributions
  Dividends from net investment income             ---           (0.15)         (0.21)          (0.23)          (0.08)
  Distributions from realized capital
   gains                                         (1.70)          (1.04)         (0.12)          (0.30)            ---
  Distributions in excess of net
   investment income                             (0.03)             ---             ---            ---            ---
                                               ------------------------------------------------------------------------
     Total distributions                         (1.73)          (1.19)         (0.33)          (0.53)         (0.08)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $24.26          $21.77          $17.56         $14.72         $13.09
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     20.82%          31.95%          21.84%         17.28%          5.06% @
=======================================================================================================================
Ratios/Supplemental Data
 Net assets, end of period (000's)              $42,916         $34,186         $18,272        $12,180         $8,134
 .......................................................................................................................
 Ratio of total expenses to average
  net assets                                      1.34%           1.34%           1.34%          1.34%          1.34% #
 .......................................................................................................................
 Ratio of net investment income
  (loss) to average net assets                    0.34%           0.66%           1.10%          1.91%          1.72% #
 .......................................................................................................................
  Portfolio turnover rate                           18%             39%             49%            40%            45%
 .......................................................................................................................
  Expense ratio before expense
   reimbursement by adviser                       1.45%           1.50%           1.56%          1.69%          2.08%
 .......................................................................................................................


   * Commencement of Operations
   # Annualized
   + Non-annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------





                                                                       Growth and Income Fund
                                                ------------------------------------------------------------------------
                                                                              Class B
                                                ------------------------------------------------------------------------
                                                Year            Year            Year           Year            4/01/94*
                                                Ended           Ended           Ended          Ended              to
                                                10/31/98        10/31/97        10/31/96**     10/31/95**      10/31/94
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period             $21.67          $17.50          $14.69         $13.08          $12.29
------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income/(loss                    (0.07)            0.01            0.07           0.16            0.10
  Net realized and unrealized gain/(loss)
   on investments and foreign currency             4.11            5.23            2.99           1.94            0.77
                                               -------------------------------------------------------------------------
     Total from investment
      operations                                   4.04            5.24            3.06           2.10            0.87
                                               -------------------------------------------------------------------------
 Distributions
  Dividends from net investment income          -------          (0.03)          (0.13)         (0.19)          (0.08)
  Distributions from realized capital
   gains                                         (1.70)          (1.04)          (0.12)         (0.30)         -------
                                               -------------------------------------------------------------------------
      Total distributions                        (1.70)          (1.07)          (0.25)         (0.49)          (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $24.01          $21.67          $17.50         $14.69          $13.08
------------------------------------------------------------------------------------------------------------------------

Total Return                                     20.04%          31.40%          21.08%         16.73%           4.98% @
========================================================================================================================
Ratios/Supplemental Data
 Net assets, end of period (000's)              $75,574         $54,871         $34,740        $19,052          $3,885
 ........................................................................................................................
 Ratio of total expenses to average
  net assets                                      1.99%           1.99%           1.99%          1.99%           1.99% #
 ........................................................................................................................
 Ratio of net investment income
  (loss) to average net assets                  (0.32%)           0.01%           0.45%          1.14%           1.07% #
 ........................................................................................................................
 Portfolio turnover rate                            18%             39%             49%            40%             45%
 ........................................................................................................................
 Expense ratio before expense
  reimbursement by adviser                        2.10%           2.15%           2.20%          2.33%           3.12% #
 ........................................................................................................................

====================================================================================================================================






                                                                  Growth and Income Fund
                                          -----------------------------------------------------------------------
                                                                          Class C
                                          -----------------------------------------------------------------------
                                                                  Year Ended October 31,
                                          -----------------------------------------------------------------------
                                                1998            1997          1996           1995           1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $21.75         $17.56        $14.71         $13.08         $12.71
-----------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)                   (0.07)           0.01          0.07           0.18           0.15
 Net realized and unrealized
  gain/(loss) on                                  4.12           5.25          3.00           1.90           0.46
  investments and foreign currency
                                              -------------------------------------------------------------------
    Total from investment
     operations                                   4.05           5.26          3.07           2.08           0.61
                                              -------------------------------------------------------------------
Distributions
  Dividends from net investment income          ------         (0.03)        (0.10)         (0.15)         (0.13)

  Distributions from realized
    capital gains                               (1.70)         (1.04)        (0.12)         (0.30)         (0.11)
                                              -------------------------------------------------------------------
      Total distributions                       (1.70)         (1.07)        (0.22)         (0.45)         (0.24)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $24.10         $21.75        $17.56         $14.71         $13.08
-----------------------------------------------------------------------------------------------------------------

Total Return                                    20.00%         31.37%        21.12%         16.56%          4.85%
=================================================================================================================
Ratios/Supplemental Data
 .................................................................................................................
  Net assets, end of period (000's)           $122,395        $98,250       $74,825        $63,154        $46,078
 .................................................................................................................
  Ratio of total expenses to                     1.99%          1.99%         1.99%          1.99%          1.99%
   average net assets
 .................................................................................................................
  Ratio of net investment income to
   average net assets                          (0.31%)          0.01%         0.45%          1.26%          1.11%
 .................................................................................................................
  Portfolio turnover rate                          18%            39%           49%            40%            45%
 .................................................................................................................
  Expense ratio before expense
     reimbursement by adviser                    2.10%          2.13%         2.20%          2.26%          2.38%
 .................................................................................................................


   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                         Equity--Income Fund
                                               ------------------------------------------------------------------------
                                                                              Class A
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended              to
                                               10/31/98        10/31/97        10/31/96       10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $17.44          $17.37          $15.94         $14.78          $14.59
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.29            0.33            0.16           0.12            0.02
   Net realized and unrealized gain/
    (loss) on investments and foreign currency    1.46            3.59            2.69           1.83            0.17
                                               ------------------------------------------------------------------------
      Total from investment operations            1.75            3.92            2.85           1.95            0.19

                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.33)          (0.18)          (0.14)        -------         -------
   Distributions from realized capital gains    (1.22)          (3.67)          (1.28)         (0.79)         -------
                                               ------------------------------------------------------------------------
     Total distributions                        (1.55)          (3.85)          (1.42)         (0.79)         -------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $17.64          $17.44          $17.37         $15.94          $14.78
-----------------------------------------------------------------------------------------------------------------------

Total Return                                    10.55%          27.24%          19.23%         14.22%           4.82% @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $36,661         $36,334         $28,470        $22,026         $16,326
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                 1.415%           1.34%           1.34%          1.34%           1.34% #
 .......................................................................................................................
   Ratio of net investment income
    (loss) to average net assets                 1.57%           2.01%           0.98%          0.79%           0.13% #
 .......................................................................................................................
   Portfolio turnover rate                         22%             36%            169%            54%             39%
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    1.51%           1.55%           1.55%          1.62%           1.79% #
 .......................................................................................................................

====================================================================================================================================




                                                                         Equity--Income Fund
                                               ------------------------------------------------------------------------
                                                                              Class B
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended              to
                                               10/31/98        10/31/97        10/31/96       10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $17.24          $17.22          $15.84         $14.77          $14.59
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                    0.16            0.23            0.06           0.02          (0.02)
   Net realized and unrealized gain/(loss)
    on investments and foreign currency            1.46            3.54            2.69           1.84            0.20
                                               ------------------------------------------------------------------------
      Total from investment operations             1.62            3.77            2.75           1.86            0.18
                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investment income           (0.21)         (0.08)          (0.09)        -------         -------
   Distributions from realized capital gains      (1.22)         (3.67)          (1.28)         (0.79)         -------
                                               ------------------------------------------------------------------------
      Total distributions                         (1.43)         (3.75)          (1.37)         (0.79)         -------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $17.43         $17.24          $17.22         $15.84          $14.77
-----------------------------------------------------------------------------------------------------------------------
Total Return                                       9.81%         26.29%          18.59%         13.58%           4.75% @
=======================================================================================================================
Ratios/Supplemental Data
      Net assets, end of period (000's)          $38,954        $36,191         $27,058        $19,874          $5,054
 .......................................................................................................................
      Ratio of total expenses to average
        net assets                                2.065%          1.99%           1.99%          1.99%           1.99% #
 ......................................................................................................................
      Ratio of net investment income
       (loss) to average net assets                0.93%          1.36%           0.33%          0.13%         (0.52%) #
 .......................................................................................................................
      Portfolio turnover rate                        22%            36%            169%            54%             39%
 .......................................................................................................................
      Expense ratio before expense
       reimbursement by adviser                    2.16%          2.21%           2.20%          2.32%           2.82% #
 .......................................................................................................................



   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                     Equity--Income Fund
                                                --------------------------------------------------------------
                                                                          Class C
                                                --------------------------------------------------------------
                                                                   Year Ended October 31,
                                                --------------------------------------------------------------
                                               1998          1997          1996          1995**        1994
  ------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period            $17.33        $17.27        $15.84        $14.77        $14.21
--------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.17          0.23          0.06          0.02        (0.07)
   Net realized and unrealized gain/(loss)
     on investments and foreign currency          1.46          3.56          2.69          1.84          0.74
                                               ---------------------------------------------------------------
       Total from investment operations           1.63          3.79          2.75          1.86          0.67
                                               ---------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.21)        (0.06)        (0.04)       -------        (0.03)
   Distributions from realized capital gains    (1.22)        (3.67)        (1.28)        (0.79)        (0.08)
   Distributions from capital                  -------       -------       -------       -------       -------
                                               ---------------------------------------------------------------
     Total distributions                        (1.43)        (3.73)        (1.32)        (0.79)        (0.11)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $17.53        $17.33        $17.27        $15.84        $14.77
--------------------------------------------------------------------------------------------------------------
Total Return                                     9.83%        26.33%        18.53%        13.58%         4.75%
==============================================================================================================
Ratios/Supplemental Data
 ..............................................................................................................
   Net assets, end of period (000's)           $95,986       $94,649       $83,855       $83,719       $71,219
 ..............................................................................................................
   Ratio of total expenses to
     average net assets                         2.065%         1.99%         1.99%         1.99%         1.99%
 ..............................................................................................................
   Ratio of net investment income to
     average net assets                          0.93%         1.36%         0.33%         0.15%       (0.49%)
 ..............................................................................................................
   Portfolio turnover rate                         22%           36%          169%           54%           39%
 ..............................................................................................................
   Expense ratio before expense
      reimbursement by adviser                   2.10%         2.19%         2.20%         2.23%         2.29%
 ..............................................................................................................

====================================================================================================================================




                                                                           Balanced Fund
                                               ------------------------------------------------------------------------
                                                                              Class A
                                               ------------------------------------------------------------------------
                                               Year            Year           Year            Year            4/01/94*
                                               Ended           Ended          Ended           Ended              to
                                               10/31/98        10/31/97       10/31/96**      10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $12.58          $12.33         $12.02          $11.13          $11.06
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.25            0.34           0.39            0.38            0.17
   Net realized and unrealized gain/(loss)
      on investments and foreign currency         1.04            1.52           1.07            1.35          (0.10)
                                               ------------------------------------------------------------------------
        Total from investment operations          1.29            1.86           1.46            1.73            0.07
                                               ------------------------------------------------------------------------
Distributions
  Dividends from net investment income          (0.32)          (0.45)         (0.40)          (0.32)          -------
  Distributions from realized capital gains     (2.07)          (1.16)         (0.75)          (0.52)          -------
                                               ------------------------------------------------------------------------
        Total distributions                     (2.39)          (1.61)         (1.15)          (0.84)          -------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.48          $12.58         $12.33          $12.02          $11.13
-----------------------------------------------------------------------------------------------------------------------
Total Return                                    12.42%          17.01%         13.10%          16.95%           0.76% @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $14,415         $12,294        $10,873         $10,033          $7,830
 .......................................................................................................................
   Ratio of total expenses to average
       net assets                                1.39%           1.34%          1.34%           1.34%           1.34% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average  net assets               2.11%           2.74%          3.32%           3.39%           2.72% #
 .......................................................................................................................
   Portfolio turnover rate                        185%            211%           253%            226%            246%
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    1.53%           1.59%          1.55%           1.69%           1.86% #
 .......................................................................................................................


   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                            Balanced Fund
                                               ------------------------------------------------------------------------
                                                                              Class B
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended           to
                                               10/31/98        10/31/97**      10/31/96**     10/31/95**      10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $12.49          $12.26          $11.98         $11.12          $11.06
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.18            0.25            0.31           0.30            0.12
   Net realized and unrealized gain/loss
     on investments and foreign currency          1.04            1.53            1.07           1.36          (0.06)
                                               ------------------------------------------------------------------------
       Total from investment operations           1.22            1.78            1.38           1.66            0.06
                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.24)          (0.39)          (0.35)         (0.28)         -------
   Distributions from realized capital gains    (2.07)          (1.16)          (0.75)         (0.52)         -------
                                               ------------------------------------------------------------------------
      Total distributions                       (2.31)          (1.55)          (1.10)         (0.80)         -------
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $11.40          $12.49          $12.26         $11.98          $11.12
-----------------------------------------------------------------------------------------------------------------------
Total Return                                    11.71%          16.27%          12.35%         16.31%           0.67% @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $18,929         $17,140         $16,219         $9,875          $4,760
 .......................................................................................................................
   Ratio of total expenses to average
      net assets                                 2.04%           1.99%           1.99%          1.99%           1.99% #
 .......................................................................................................................
   Ratio of net investment income
      (loss) to average net assets               1.46%           2.09%           2.67%          2.69%           2.07% #
 .......................................................................................................................
   Portfolio turnover rate                        185%            211%            253%           226%            246%
 .......................................................................................................................
   Expense ratio before expense
      reimbursement by adviser                   2.18%           2.23%           2.20%          2.37%           2.73% #
 .......................................................................................................................

=======================================================================================================================



                                                                     Balanced Fund
                                             ------------------------------------------------------------------
                                                                        Class C
                                             ------------------------------------------------------------------

                                                                 Year Ended October 31,
                                             ------------------------------------------------------------------

                                                1998         1997**         1996**         1995**          1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $12.62         $12.35         $12.02         $11.12        $11.52
---------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                 0.18           0.25           0.32           0.31          0.22
   Net realized and unrealized
     gain/(loss) on investments and
     foreign currency                           1.05           1.54           1.07           1.35        (0.15)
                                             ------------------------------------------------------------------
       Total from investment operations         1.23           1.79           1.39           1.66          0.07
                                             ------------------------------------------------------------------
Distributions
   Dividends from net investment income       (0.24)         (0.36)         (0.31)         (0.24)        (0.18)
   Distributions from realized
     capital gains                            (2.07)         (1.16)         (0.75)         (0.52)        (0.29)
   Distribution from capital                 -------        -------        -------        -------       -------
                                             ------------------------------------------------------------------
       Total distributions                    (2.31)         (1.52)         (1.06)         (0.76)        (0.47)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $11.54         $12.62         $12.35         $12.02        $11.12
---------------------------------------------------------------------------------------------------------------
Total Return                                  11.68%         16.21%         12.41%         16.25%         0.67%
===============================================================================================================
Ratios/Supplemental Data
 ...............................................................................................................
   Net assets, end of period (000's)         $65,049        $68,261        $72,821        $80,626       $86,902
 ...............................................................................................................
   Ratio of total expenses to
      average net assets                       2.04%          1.99%          1.99%          1.99%         1.99%
 ...............................................................................................................
   Ratio of net investment income
      to average net assets                    1.47%          2.09%          2.67%          2.76%         1.93%
 ...............................................................................................................
   Portfolio turnover rate                      185%           211%           253%           226%          246%
 ...............................................................................................................
   Expense ratio before expense
      reimbursement by adviser                 2.18%          2.20%          2.20%          2.24%         2.22%
 ...............................................................................................................



   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                      Strategic Income Fund
                                               -----------------------------------------------------------------------
                                                                              Class A
                                               -----------------------------------------------------------------------
                                                Year            Year            Year            Year          11/01/93*
                                                Ended           Ended           Ended          Ended            to
                                               10/31/98        10/31/97        10/31/96       10/31/95        10/31/94
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.76            $9.80          $9.07          $8.90          $10.00
---------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.67             0.70           0.80           0.78            0.65
   Net realized and unrealized
     gain/(loss) on investments and
     foreign currency                           (0.63)             0.28           0.72           0.18          (1.10)
                                               ----------------------------------------------------------------------
       Total from investment operations           0.04             0.98           1.52           0.96          (0.45)
                                               ----------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.67)           (0.84)         (0.79)         (0.79)          (0.65)
   Distributions from realized capital gains    (0.14)           (0.18)        -------        -------         -------
                                               ----------------------------------------------------------------------
       Total distributions                      (0.81)           (1.02)         (0.79)         (0.79)          (0.65)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $8.99            $9.76          $9.80          $9.07           $8.90
---------------------------------------------------------------------------------------------------------------------
Total Return                                     0.22%           10.57%         17.35%         11.43%         (3.79%)
=====================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $15,296          $15,924        $13,382        $10,041         $15,507
 .....................................................................................................................
   Ratio of total expenses to average
     net assets                                  1.50%            1.50%          1.50%          1.07%           0.41%
 .....................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                7.02%            7.25%          8.28%          9.08%           8.26%
 .....................................................................................................................
   Portfolio turnover rate                        162%             193%            68%           180%            136%
 .....................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    1.56%            1.61%          1.65%          1.69%            .96%
 .....................................................................................................................

====================================================================================================================================



                                                                       Strategic Income Fund
                                               -----------------------------------------------------------------------
                                                                              Class B
                                               -----------------------------------------------------------------------
                                                Year            Year            Year            Year          4/01/94*
                                                Ended           Ended           Ended          Ended            to
                                               10/31/98        10/31/97        10/31/96       10/31/95        10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.76           $9.80           $9.07          $8.90           $9.31
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.61            0.64            0.73           0.73            0.38
   Net realized and unrealized gain/
     (loss) on investments and foreign
     currency                                   (0.63)            0.28            0.73           0.17          (0.41)
                                               ------------------------------------------------------------------------
       Total from investment operations         (0.02)            0.92            1.46           0.90          (0.03)
                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.61)          (0.78)          (0.73)         (0.73)          (0.38)
   Distributions from realized capital gains    (0.14)          (0.18)         -------        -------       ---------
                                               ------------------------------------------------------------------------
       Total distributions                      (0.75)          (0.96)          (0.73)         (0.73)          (0.38)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $8.99           $9.76           $9.80          $9.07           $8.90
-----------------------------------------------------------------------------------------------------------------------
Total Return                                   (0.43%)           9.86%          16.59%         10.72%         (4.18%) @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $29,210         $34,590         $30,890        $20,672          $5,440
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                  2.15%           2.15%           2.15%          1.95%           1.00% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                6.39%           6.60%           7.63%          8.10%           8.59% #
 .......................................................................................................................
   Portfolio turnover rate                        162%            193%             68%           180%            136%
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.21%           2.23%           2.27%          2.38%           2.04% #
 .......................................................................................................................



   * Commencement of Operations
   # Annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                       Strategic Income Fund
                                              ------------------------------------------------------------------------
                                                                              Class C
                                              ------------------------------------------------------------------------
                                              Year            Year            Year           Year             4/01/94*
                                              Ended           Ended           Ended          Ended            to
                                              10/31/98        10/31/97        10/31/96       10/31/95         10/31/94
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $9.76           $9.80           $9.07          $8.90           $9.31
----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                  0.61            0.64            0.73           0.73            0.38
   Net realized and unrealized
     gain/(loss) on investments and
     foreign currency                          (0.63)            0.28            0.73           0.17          (0.41)
                                              ------------------------------------------------------------------------
       Total from investment operations        (0.02)            0.92            1.46           0.90          (0.03)
                                              ------------------------------------------------------------------------
Distributions
   Dividends from net investment income        (0.61)          (0.78)          (0.73)         (0.73)          (0.38)
   Distributions from realized capital gains   (0.14)          (0.18)         -------        -------         -------
                                              ------------------------------------------------------------------------
       Total distributions                     (0.75)          (0.96)          (0.73)         (0.73)          (0.38)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $8.99           $9.76           $9.80          $9.07           $8.90
----------------------------------------------------------------------------------------------------------------------
Total Return                                  (0.43%)           9.86%          16.59%         10.72%         (4.20%) @
======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)          $33,537         $32,683         $22,783        $14,273          $8,439
 ......................................................................................................................
   Ratio of total expenses to average
     net assets                                 2.15%           2.15%           2.15%          1.95%           1.00% #
 ......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets               6.37%           6.60%           7.63%          8.25%           8.59% #
 ......................................................................................................................
   Portfolio turnover rate                       162%            193%             68%           180%            136%
 ......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                   2.21%          2.24%           2.28%          2.37%           1.96% #
 ......................................................................................................................

====================================================================================================================================




                                                               Investment Quality Bond Fund
                                                -----------------------------------------------------------------
                                                                          Class A
                                                -----------------------------------------------------------------
                                                                   Year Ended October 31,
                                                -----------------------------------------------------------------
                                                  1998           1997          1996           1995           1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.52         $10.34        $10.56          $9.74         $11.16
-----------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.68           0.67          0.66           0.68           0.60
   Net realized and unrealized gain/
     (loss)oninvestments                          0.10           0.18        (0.20)           0.82         (1.37)
                                                -----------------------------------------------------------------
       Total from investment operations           0.78           0.85          0.46           1.50         (0.77)
                                                -----------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.67)         (0.67)        (0.68)         (0.68)         (0.56)
   Distributions from realized capital gains    ------        -------       -------        -------         (0.09)
   Distributions from capital                   ------        -------       -------        -------        -------
                                                -----------------------------------------------------------------
       Total distributions                      (0.67)         (0.67)        (0.68)         (0.68)         (0.65)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.63         $10.52        $10.34         $10.56          $9.74
-----------------------------------------------------------------------------------------------------------------
Total Return                                     7.63%          8.57%         4.52%         15.91%        (7.08%)
=================================================================================================================
Ratios/Supplemental Data
 .................................................................................................................
   Net assets, end of period (000's)            $6,730         $7,110        $9,056        $10,345        $11,150
 .................................................................................................................
   Ratio of total expenses to
     average net assets                          1.25%          1.25%         1.25%          1.25%          1.25%
 .................................................................................................................
   Ratio of net investment income to
     average net assets                          6.45%          6.54%         6.37%          6.72%          5.86%
 .................................................................................................................
   Portfolio turnover rate                         48%            65%           56%           132%           186%
 .................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    1.54%          1.62%         1.55%          1.73%          1.74%
 .................................................................................................................


   * Commencement of Operations
   # Annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                    Investment Quality Bond Fund
                                               ------------------------------------------------------------------------
                                                                              Class B
                                               ------------------------------------------------------------------------
                                                Year            Year            Year           Year            4/01/94*
                                                Ended           Ended           Ended          Ended              to
                                                10/31/98        10/31/97        10/31/96       10/31/95        10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.52          $10.33          $10.55          $9.74          $10.21
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.61            0.60            0.60           0.61            0.33
   Net realized and unrealized gain/
     (loss) on investments                        0.10            0.20          (0.20)           0.82          (0.51)
                                                -----------------------------------------------------------------------
       Total from investment operations           0.71            0.80            0.40           1.43          (0.18)
                                                -----------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.61)          (0.61)          (0.62)         (0.62)          (0.29)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.62          $10.52          $10.33         $10.55           $9.74
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     6.93%           8.05%           3.92%         15.12%         (7.34%) @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)            $4,845          $4,613          $4,678         $3,472            $489
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                  1.90%           1.90%           1.90%          1.90%           1.90%
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                5.81%           5.89%           5.72%          5.95%           5.70% #
 .......................................................................................................................
   Portfolio turnover rate                         48%             65%             56%           132%            186%
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.20%           2.33%           2.27%          2.69%           4.88% #

 .......................................................................................................................

====================================================================================================================================






                                                                    Investment Quality Bond Fund
                                               -----------------------------------------------------------------------
                                                                              Class C
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended           to
                                               10/31/98        10/31/97        10/31/96       10/31/95        10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.52          $10.33          $10.55          $9.74          $10.21
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.61            0.60            0.60           0.61            0.33
   Net realized and unrealized gain/
     (loss)on investments                         0.10            0.20          (0.20)           0.82          (0.51)
                                               ------------------------------------------------------------------------
        Total from investment operations          0.71            0.80            0.40           1.43          (0.18)
                                               ------------------------------------------------------------------------
Distributions
  Dividends from net investncome                (0.61)          (0.61)          (0.62)         (0.62)          (0.29)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.62          $10.52          $10.33         $10.55           $9.74
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     6.93%           8.05%           3.92%         15.12%         (7.34%) @
=======================================================================================================================
Ratios/Supplemental Data
  Net assets, end of period (000's)             $5,532          $6,109          $7,543         $7,206          $2,406
 .......................................................................................................................
  Ratio of total expenses to average
    net assets                                   1.90%           1.90%           1.90%          1.90%           1.90% #
 .......................................................................................................................
  Ratio of net investment income
    (loss) to average net assets                 5.81%           5.89%           5.72%          6.00%           5.70% #
 .......................................................................................................................
  Portfolio turnover rate                          48%             65%             56%           132%            186%
 .......................................................................................................................
  Expense ratio before expense
     reimbursement by adviser                    2.20%           2.29%           2.22%          2.50%           3.05% #
 .......................................................................................................................



   * Commencement of Operations
   # Annualized
   + Non-annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                    National Municipal Bond Fund
                                                   -------------------------------------------------------------------
                                                                               Class A
                                                   -------------------------------------------------------------------
                                                                         Year Ended October 31,
                                                   -------------------------------------------------------------------
                                                      1998           1997           1996           1995           1994
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.09          $9.73          $9.62          $8.82         $10.25
----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                       0.47           0.48           0.48           0.51           0.51
   Net realized and unrealized
     gain/(loss)on investments                        0.13           0.36           0.11           0.80         (1.43)
                                                   -------------------------------------------------------------------
       Total from investment operations               0.60           0.84           0.59           1.31         (0.92)
                                                   -------------------------------------------------------------------
Distributions
   Dividends from net investments                   (0.47)         (0.48)         (0.48)         (0.51)         (0.51)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $10.22         $10.09          $9.73          $9.62          $8.82
----------------------------------------------------------------------------------------------------------------------
Total Return                                         6.04%          8.85%          6.31%         15.26%        (9.24%)
======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)                $5,820         $6,347         $7,710         $7,618         $7,663
 ......................................................................................................................
   Ratio of total expenses to average
     net assets                                      1.00%          0.99%          0.99%          0.80%          0.57%
 ......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                    4.60%          4.87%          4.99%          5.55%          5.28%
 ......................................................................................................................
   Portfolio turnover rate                             43%            29%            49%            44%             6%
 ......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                        1.23%          1.23%          1.25%          1.34%          1.26%
 ......................................................................................................................

====================================================================================================================================




                                                                    National Municipal Bond Fund
                                               ------------------------------------------------------------------------
                                                                              Class B
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year             4/01/94*
                                               Ended           Ended           Ended          Ended               to
                                               10/31/98        10/31/97        10/31/96       10/31/95         10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.09           $9.73           $9.62          $8.81           $9.30
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.38            0.40            0.40           0.43            0.25
   Net realized and unrealized gain/
     (loss) on investments                        0.13            0.36            0.11           0.81          (0.49)
                                               ------------------------------------------------------------------------
       Total from investment operations           0.51            0.76            0.51           1.24          (0.24)
                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.38)          (0.40)          (0.40)         (0.43)          (0.25)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.22          $10.09           $9.73          $9.62           $8.81
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     5.15%           7.94%           5.41%         14.42%         (9.71%) @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)            $5,273          $6,532          $6,130         $5,876          $2,036
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                  1.85%           1.84%           1.84%          1.70%           1.24% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                3.75%           4.02%           4.14%          4.59%           4.62% #
 .......................................................................................................................
   Portfolio turnover rate                         43%             29%             49%            44%              6% #
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.08%           2.15%           2.11%          2.41%           2.81% #
 .......................................................................................................................



   * Commencement of Operations
   # Annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                    National Municipal Bond Fund
                                               -------------------------------------------------------------------------
                                                                              Class C
                                               -------------------------------------------------------------------------
                                               Year             Year            Year           Year            4/01/94*
                                               Ended            Ended           Ended          Ended              to
                                               10/31/98         10/31/97        10/31/96       10/31/95        10/31/94
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.09           $9.73           $9.62          $8.81           $9.30
------------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income/(loss)                    0.38            0.40            0.40           0.43            0.25
  Net realized and unrealized gain/
    (loss)on investments                          0.13            0.36            0.11           0.81           (0.49)
                                                ------------------------------------------------------------------------
        Total from investment operations          0.51            0.76            0.51           1.24           (0.24)
                                                ------------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.38)          (0.40)          (0.40)         (0.43)           (0.25)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.22          $10.09           $9.73          $9.62            $8.81
------------------------------------------------------------------------------------------------------------------------
Total Return                                     5.15%           7.94%           5.41%         14.42%          (9.71%) @
========================================================================================================================
Ratios/Supplemental Data
  Net assets, end of period (000's)             $5,147          $5,305          $5,693         $6,834           $1,911
 ........................................................................................................................
  Ratio of total expenses to average
    net assets                                   1.85%           1.84%           1.84%          1.70%            1.24% #
 ........................................................................................................................
   Ratio of net investment income.
    (loss) to average net assets                 3.75%           4.02%           4.14%          4.53%            4.62% #
 ........................................................................................................................
   Portfolio turnover rate                         43%             29%             49%            44%               6%
 ........................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.08%           2.15%           2.25%          2.63%            2.78% #
 ........................................................................................................................

========================================================================================================================



                                                              U.S. Government Securities Fund
                                             ------------------------------------------------------------------
                                                                          Class A
                                             ------------------------------------------------------------------
                                                                    Year Ended October 31,
                                             ------------------------------------------------------------------

                                             1998           1997          1996**         1995          1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $9.94          $9.80         $9.98          $9.45         $10.35
---------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income/(loss)                  0.56           0.59          0.56           0.63           0.53
  Net realized and unrealized
    gain/(loss)on  investments                  0.16           0.13        (0.12)           0.57         (0.74)
                                             ------------------------------------------------------------------
      Total from investment operations          0.72           0.72          0.44           1.20         (0.21)
                                             ------------------------------------------------------------------
Distributions
   Dividends from net investment income       (0.58)         (0.58)        (0.56)         (0.67)         (0.50)
   Dividends in excess of net
     investment income                       -------        -------        (0.06)        -------        -------
   Distributions from realized               -------        -------       -------        -------         (0.19)
     capital gains
   Distributions from capital                -------        -------       -------        -------        -------
                                             ------------------------------------------------------------------
     Total distributions                      (0.58)         (0.58)        (0.62)         (0.67)         (0.69)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $10.08          $9.94         $9.80          $9.98          $9.45
---------------------------------------------------------------------------------------------------------------
Total Return                                   7.41%          7.56%         4.64%         13.15%        (2.13%)
===============================================================================================================
Ratios/Supplemental Data
 ...............................................................................................................
   Net assets, end of period (000's)         $49,624        $53,235       $72,774        $81,179       $100,622
 ...............................................................................................................
   Ratio of total expenses to
     average net assets                        1.25%          1.25%         1.25%          1.25%          1.25%
 ...............................................................................................................
   Ratio of net investment income to
     average net assets                        5.65%          6.20%         5.71%          6.54%          5.39%
 ...............................................................................................................
   Portfolio turnover rate                      116%           364%          477%           469%           279%
 ...............................................................................................................
   Expense ratio before expense
      reimbursement by adviser                 1.40%          1.42%         1.41%          1.45%          1.47%
 ...............................................................................................................



   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class C performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------


                                                                  U.S. Government Securities Fund
                                               -----------------------------------------------------------------------
                                                                              Class B
                                               -----------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended              to
                                               10/31/98        10/31/97        10/31/96**     10/31/95        10/31/94
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.94           $9.80           $9.98          $9.45           $9.77
----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.49            0.54            0.50           0.56            0.29
   Net realized and unrealized gain/
     (loss) on investments                        0.15            0.11          (0.12)           0.58          (0.35)
                                               -----------------------------------------------------------------------
       Total from investment operations           0.64            0.65            0.38           1.14          (0.06)
                                               -----------------------------------------------------------------------
Distributions
   Dividends from net investment income         (0.51)          (0.51)          (0.50)         (0.61)          (0.26)
   Distributions in excess of net
     investment income                         -------         -------          (0.06)        -------       ---------
                                              ------------------------------------------------------------------------
       Total distributions                      (0.51)          (0.51)          (0.56)         (0.61)          (0.26)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.07           $9.94           $9.80          $9.98           $9.45
----------------------------------------------------------------------------------------------------------------------
Total Return                                     6.60%           6.84%           3.97%         12.45%         (2.44%) @
======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $17,850         $16,659         $19,444        $13,993          $2,746
 ......................................................................................................................
   Ratio of total expenses to average
     net assets                                  1.90%           1.90%           1.90%          1.90%           1.90% #
 ......................................................................................................................
   Ratio of net investment income
     (loss) to averagenet assets                 4.99%           5.55%           5.06%          5.53%           5.06% #
 ......................................................................................................................
   Portfolio turnover rate                        116%            364%            477%           469%            279%
 ......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.05%           2.09%           2.06%          2.28%           3.40% #
 ......................................................................................................................

======================================================================================================================



                                                                  U.S. Government Securities Fund
                                               ------------------------------------------------------------------------
                                                                              Class C
                                               ------------------------------------------------------------------------
                                               Year            Year            Year           Year            4/01/94*
                                               Ended           Ended           Ended          Ended              to
                                               10/31/98        10/31/97**      10/31/96       10/31/95        10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $9.94           $9.80           $9.98          $9.45           $9.77
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income/(loss)                   0.49            0.54            0.50           0.56            0.26
   Net realized and unrealized
     gain/(loss)on investments                    0.15            0.11          (0.12)           0.58          (0.32)
                                               ------------------------------------------------------------------------
       Total from investment operations           0.64            0.65            0.38           1.14          (0.06)
                                               ------------------------------------------------------------------------
Distributions
   Dividends from net investncome               (0.51)          (0.51)          (0.50)         (0.61)          (0.26)
   Distributions in excess of net
     investment income                         -------         -------          (0.06)        -------         -------
                                               ------------------------------------------------------------------------
       Total distributions                      (0.51)          (0.51)          (0.56)         (0.61)          (0.26)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $10.07           $9.94           $9.80          $9.98           $9.45
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     6.60%           6.84%           3.97%         12.45%         (2.44%) @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)           $12,708         $14,716         $20,009        $20,186         $10,766
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                  1.90%           1.90%           1.90%          1.90%           1.90% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                5.00%           5.55%           5.06%          5.74%           5.06% #
 .......................................................................................................................
   Portfolio turnover rate                        116%            364%            477%           469%            279%
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    2.05%           2.09%           2.06%          2.15%           2.44% #
 .......................................................................................................................



   * Commencement of Operations
   # Annualized
   **Net investment income per share has been calculated  using the average share method
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                     Money Market Fund
                                               ------------------------------------------------------------------
                                                                          Class A
                                               ------------------------------------------------------------------
                                                                    Year Ended October 31,
                                               ------------------------------------------------------------------
                                               1998           1997          1996           1995           1994
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $1.00          $1.00         $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income                          0.05           0.05          0.05           0.05           0.03
Distributions
   Dividends from net investment income         (0.05)         (0.05)        (0.05)         (0.05)         (0.03)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $1.00          $1.00         $1.00          $1.00          $1.00
-----------------------------------------------------------------------------------------------------------------
Total Return                                     5.18%          5.13%         5.16%          5.60%          3.48%
=================================================================================================================
Ratios/Supplemental Data
 .................................................................................................................
   Net assets, end of period (000's)           $10,295        $11,057        $8,087        $11,379         $8,499
 .................................................................................................................
   Ratio of total expenses to                    0.50%          0.50%         0.50%          0.50%          0.50%
     average net assets
 .................................................................................................................
   Ratio of net investment income to
     average net assets                          5.06%          5.02%         5.02%          5.45%          3.40%
 .................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    0.92%          0.96%         0.95%          0.96%          0.95%
 .................................................................................................................

=================================================================================================================


                                                                         Money Market Fund
                                                -----------------------------------------------------------------------
                                                                              Class B
                                                -----------------------------------------------------------------------
                                                Year            Year            Year           Year          4/01/94*
                                                Ended           Ended           Ended          Ended            to
                                                10/31/98        10/31/97        10/31/96       10/31/95      10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $1.00           $1.00           $1.00          $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
  Net investment income                           0.05            0.05            0.05           0.05            0.02
Distributions
  Dividends from net investment income          (0.05)          (0.05)          (0.05)         (0.05)          (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $1.00           $1.00           $1.00          $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     5.18%           5.13%           5.16%          5.60%           3.48% @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)            $5,919          $3,332          $3,062         $1,564            $312
 .......................................................................................................................
   Ratio of total expenses to average
     net assets                                  0.50%           0.50%           0.50%          0.50%           0.50% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average net assets                5.02%           5.02%           5.02%          5.52%           3.96% #
 .......................................................................................................................
   Expense ratio before expense
     reimbursement by adviser                    0.98%           1.05%           1.18%          1.41%           4.83% #
 .......................................................................................................................


   * Commencement of Operations
   + Non-annualized
   # Annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------



                                                                         Money Market Fund
                                                -----------------------------------------------------------------------
                                                                              Class C
                                                -----------------------------------------------------------------------
                                                Year            Year           Year            Year            4/01/94*
                                                Ended           Ended          Ended           Ended              to
                                                10/31/98        10/31/97       10/31/96        10/31/95        10/31/94
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $1.00           $1.00          $1.00           $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------
Investment Operations:
   Net investment income                          0.05            0.05           0.05            0.05            0.02
Distributions
   Dividends from net investment income         (0.05)          (0.05)         (0.05)          (0.05)          (0.02)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $1.00           $1.00          $1.00           $1.00           $1.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                     5.18%           5.13%          5.16%           5.60%           3.48% @
=======================================================================================================================
Ratios/Supplemental Data
   Net assets, end of period (000's)            $8,237          $7,539         $9,840          $9,394         $12,170
 .......................................................................................................................
   Ratio of total expenses to average
      net assets                                 0.50%           0.50%          0.50%           0.50%           0.50% #
 .......................................................................................................................
   Ratio of net investment income
     (loss) to average  net assets               5.05%           5.01%          5.02%           5.46%           3.96% #
 .......................................................................................................................
   Expense ratio before expense
     reimbursement  by aviser                    0.94%           1.00%          0.98%           0.95%           1.18% #
 .......................................................................................................................



   * Commencement of Operations
   + Non-annualized
   # Annualized
   @ Historical Total Return is the one-year performance return which includes
     Class A performance prior to commencement of operations.

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

International Small Cap Fund
International Growth and Income Fund
Global Equity Fund
Emerging Growth Fund
Small/Mid Cap Fund
Growth Equity Fund
Tax-Sensitive Equity Fund
Growth and Income Fund
Equity-Income Fund
Balanced Fund
Strategic Income Fund
Investment Quality Bond Fund
National Municipal Bond Fund
U.S. Government Securities Fund
Money Market Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210
By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Fund's investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

File No. 811-5797
0299:90201

                      STATEMENT OF ADDITIONAL INFORMATION

                             NORTH AMERICAN FUNDS


     North American Funds (the "Trust") is a professionally managed open-end investment company that currently has fifteen investment portfolios, or series: the Tax-Sensitive Equity Fund, the Emerging Growth Fund, the International Small Cap Fund, the Small/Mid Cap Fund, the Global Equity Fund, the Growth Equity Fund, the International Growth and Income Fund, the Growth and Income Fund, the Equity-Income Fund, the Balanced Fund, the Strategic Income Fund, the Investment Quality Bond Fund, the National Municipal Bond Fund, the U.S. Government Securities Fund and the Money Market Fund (collectively, the "Funds," and each a "Fund"). The investment objective of each Fund is described in the Trust's Prospectus dated March 1, 1999.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated March 1, 1998, as revised from
time to time.   Certain disclosure has been incorporated by reference from the
Trust's Annual Report. A free copy of both the Prospectus and the Annual Report may be obtained by writing to North American Funds, 286 Congress Street, Boston, Massachusetts, 02210, or by telephone request at 800-872-8037.

     The date of this Statement of Additional Information is March 1, 1999.

                               TABLE OF CONTENTS

HISTORY AND CLASSIFICATION..............................................   3

INVESTMENT POLICIES AND RISKS...........................................   3

INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS...............   8

HEDGING AND OTHER STRATEGIC TRANSACTIONS................................  18

INVESTMENT RESTRICTIONS.................................................  24

PORTFOLIO TURNOVER......................................................  26

TEMPORARY DEFENSIVE POSITIONS...........................................  26

MANAGEMENT OF THE FUND..................................................  28

INVESTMENT MANAGEMENT ARRANGEMENTS......................................  35

DISTRIBUTION PLANS......................................................  41

PORTFOLIO BROKERAGE.....................................................  45

MULTIPLE PRICING SYSTEM.................................................  50

CAPITAL STOCK...........................................................  52

PURCHASE, REDEMPTION AND PRICING........................................  53

PERFORMANCE INFORMATION.................................................  55

DEBT SECURITY RATINGS...................................................  66

                          HISTORY AND CLASSIFICATION

     The Fund is an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

     All of the Funds, except the Emerging Growth Fund, are "diversified" for purposes of the Investment Company Act of 1940.

     None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). Futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging to the extent permitted by CFTC regulations. The use of certain Hedging and Other Strategic Transactions will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

                         INVESTMENT POLICIES AND RISKS

     The following discussion supplements the descriptions of certain of the Funds and their possible investments and associated risks, as set forth in the Prospectus. Although the Funds may have the flexibility to use some or all of the investments and strategies described in the Prospectus and in this SAI, the subadvisers may choose not to use such investments or strategies for a variety of reasons. These choices may cause a Fund to miss opportunities, lose money or not achieve its objective.

TAX-SENSITIVE EQUITY FUND

     Although the Fund will prefer long-term capital gains to taxable dividend income and interest income, the Fund may to a limited extent invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's of AAA, AA or A by S&P or, if not rated, are determined by Standish to be of comparable credit quality. Up to 5% of the Fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by S&P or, if not rated, determined by Standish to be of comparable credit quality. As a temporary matter and for defensive purposes, the Fund may purchase investment grade short-term debt securities, the amount of which will depend on market conditions and the needs of the Fund. The Fund will attempt to reduce risk by diversifying its investments within the investment policy set forth above.

     The Fund may, but is not required to, utilize various investment strategies and techniques to seek to hedge various market risks (such as broad or specific equity market movements and currency exchange rate risks) or to seek to enhance potential gain. Such strategies and techniques are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds. In the course of pursuing its investment objective, the Fund may: (i) purchase and write (sell) put and call options on securities, equity indices and other financial instruments; (ii) purchase and sell financial futures contracts on U.S. equity indices and options thereon; (iii) enter into repurchase agreements;
(iv) enter into various currency transactions, such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (the Fund has no current intention to engage in such transactions); and (v) make short sales. These techniques may produce taxable ordinary income and/or short-term or long-term capital gains. Although the Fund does not normally invest in equity securities that are restricted as to disposition by federal securities laws or are otherwise illiquid, the Fund may so invest up to 15% of its net assets when, in the opinion of Standish, investment opportunities presented by such securities are particularly attractive.

INTERNATIONAL SMALL CAP FUND

     The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal. Additionally, investments of the Fund may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

GROWTH EQUITY FUND

     The Fund may invest in investment grade bonds, debentures and corporate obligations rated Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and preferred stocks if Founders believes that they are equivalent in quality to the rated securities that the Fund may buy. The Fund will never have more than 5% of its total assets invested in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded after they are purchased, the Fund does not have to sell them unless the total Fund assets in unrated and below investment-grade securities reaches 5% of assets.

     The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write option on securities and on indices, and may invest in Rule 144A securities.

INVESTMENT QUALITY BOND

     Subject to the investment quality limitations discussed in the Prospectus, the Fund is authorized to invest in domestic and foreign debt securities rated (at the time of purchase) below "A" by Moody's or S&P (or unrated debt securities considered to be of comparable quality by Wellington Management). The Fund is also authorized to invest in preferred stocks, convertible securities (including those issued in the Euro market) and securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued mortgage securities.

INTERNATIONAL GROWTH AND INCOME FUND

     The Fund intends to manage its portfolio actively in pursuit of its investment objective. The Fund does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held.

     The Fund may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its Fund securities and purchase certain privately placed securities.

EQUITY-INCOME FUND

     The Fund may invest in debt securities of any type including municipal securities without regard to quality or rating. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Fund will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Fund would have more than 10% of its total assets invested in such securities.

     The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The Fund may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates.

BALANCED FUND

     The Fund may invest in unrated convertible securities and preferred stocks in instances in which the subadviser believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in categories no lower than B. At no time will the Fund have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. Preferred stocks are not subject to this 5% limitation. The Fund is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Fund's purchase of the securities, unless such a disposition is necessary to reduce the Fund's holdings of such securities to less than 5% of its total assets.

STRATEGIC INCOME FUND

     In light of the risks associated with high yield corporate and sovereign debt securities, the subadviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The subadviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the subadviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund's ability to achieve its investment objective may be more dependent on the subadviser's credit analysis than would be the case if it invested in higher quality debt securities.

     The high yield sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging countries. The subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. The subadviser anticipates that the Fund's initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. The subadviser expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

NATIONAL MUNICIPAL BOND FUND

     The types of obligations in which the Fund may invest include the following:

     MUNICIPAL BONDS. The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch, or determined by SBAM to be of comparable quality. The four highest ratings currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest ratings assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings used by the Fund assigned by Moody's, S&P and Fitch is included in Appendix I to this Prospectus.

     Although municipal obligations rated in the fourth highest rating category by Moody's (i.e., "Baa") or S&P or Fitch (i.e., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest.

     Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (e.g., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund.

     MUNICIPAL NOTES. The Fund may invest in municipal notes rated at the time of purchase "MIG1", "MIG2" (or "VMIG-1" or "VMIG-2", in the case of variable rate demand notes), "P-2" or better by Moody's, "SP-2", "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

     Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to:

     TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     BOND ANTICIPATION NOTES.   Bond anticipation notes ("BANs") are sold as
interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     REVENUE ANTICIPATION NOTES.   Revenue anticipation notes ("RANs") are sold
as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

     TANs, BANs and RANs are usually general obligations of the issuer.

     MUNICIPAL COMMERCIAL PAPER. The Fund may also purchase municipal commercial paper that is rated at the time of purchase "P-2" or better by Moody's, "A-2" or better by S&P, or "F-2" or better by Fitch, or if not rated, determined by SBAM to be of comparable quality.

     Municipal commercial paper that may be purchased by the Fund consists of short term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

     MUNICIPAL LEASE OBLIGATIONS

     The Fund may invest in municipal lease obligations. Municipal lease obligations are secured by revenues derived from the lease of property to state and local government units. The underlying leases typically are renewable annually by the governmental user, although the lease may have a term longer than one year. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and significant loss to the Fund. In the event of a termination, assignment or sublease by the governmental user, the interest paid on the municipal lease obligation could become taxable, depending upon the identity of the succeeding user.

     MUNICIPAL BOND INDEX FUTURES CONTRACTS

     The Fund may enter into municipal bond index futures contracts. A municipal bond index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. The Fund may enter into short municipal bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its respective portfolio that might otherwise result. When the Fund is not fully invested in securities and anticipates a significant market advance, it may enter into long municipal bond index futures contracts in order to gain rapid market exposure that may wholly or partially offset increases in the costs of securities that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     CHARACTERISTICS OF MUNICIPAL OBLIGATIONS.   Municipal obligations are debt
obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations that may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     ADDITIONAL INVESTMENT ACTIVITIES.   Floating and Variable Rate Obligations.
Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument or to a third party at par value prior to maturity. Such obligations include variable rate demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

     PARTICIPATION CERTIFICATES. The instruments that may be purchased by the Fund include participation certificates issued by a bank, insurance company or other financial institution in obligations owned by such institutions or affiliated organizations that may otherwise be purchased by the Fund. A participation certificate gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

     VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. The Fund may invest in variable rate auction securities and inverse floaters which are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

     USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund is currently authorized to use only certain hedging and other strategic transactions. Specifically, the Fund may purchase or sell futures contracts on (a) debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds and Treasury Notes and (b) municipal bond indices.

Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. It is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

U.S. GOVERNMENT SECURITIES FUND

     The mortgage-backed securities in which the Fund invests represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the Fund securities held by the U.S. Government Securities Fund and not to the purchase of shares of the Fund.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

     While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Fund will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

     In order to make the Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

MONEY MARKET FUND

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Fund and the note issuer, and MAC will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     The Fund will invest only in U.S. dollar-denominated instruments. All of the Fund's investments will mature in 397 days or less and the Fund will maintain a dollar-weighted average fund maturity of 90 days or less. By limiting the maturity of its investments, the Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. Due to the short maturities of its investments, the Fund will tend to have a lower yield than, and the value of its underlying investments will be less volatile than the investments of, funds that invest in longer-term securities. In addition, the Fund will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality.

           INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS

MONEY MARKET INSTRUMENTS

     The Money Market Fund will be invested in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other Funds in accordance with their investment policies and certain Funds may purchase such instruments to invest otherwise idle cash or for defensive purposes.

     1. U.S. Government and Government Agency Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

     2. Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Fund Portfolios may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

     3. Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the Fund. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued each day as a Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

     4. Corporate Obligations. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than those supported by commercial paper. While such obligations generally have maturities of ten years or more, the Money Market Fund will only purchase obligations which have remaining maturities of thirteen months or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

     5. Repurchase Agreements. Repurchase agreements are arrangements involving the purchase of obligations by a Fund and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. The majority of repurchase transactions run from day to day and delivery pursuant to the resale provision typically will occur within one to five business days of the purchase. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the Fund will be with banks, brokers or dealers. However, a Fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Fund decrease below the resale price.

     The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Fund's repurchase agreements. These procedures limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and/or a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain creditworthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisers will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligations.

     Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the losses to the Fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

     6. Canadian and Provincial Government and Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

     Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

     Any Canadian obligation acquired by the Money Market Fund will be denominated in U.S. dollars.

PREFERRED STOCK AND CONVERTIBLE SECURITIES

     Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Convertible securities are securities (usually preferred shares or bonds) that are exchangeable for a set number of another form of securities (usually common stock) at a prestated price. The convertible feature is usually designed as a sweetener to enhance the marketability of the security.

MORTGAGE SECURITIES

     Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long-term interest rates.

     In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

     Adjustable rate mortgage securities are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

     A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

     PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Asset-Backed Securities-- Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

     CMOs purchased may be:

     (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

     (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

     (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

     STRIPS. In addition to the U.S. Government securities discussed above, certain Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% (or 15% with respect to the Emerging Growth Fund and the Tax-Sensitive Equity Fund) of a Fund's net assets.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a Fund's relatively stable net asset value.

     In addition to the stripped mortgage securities described above, the Strategic Income may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Income Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. See "Taxes -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations."

     INVERSE FLOATERS. The Strategic Income and National Municipal Bond Funds may invest in inverse floaters, which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 10% of the Fund's net assets.

     Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate obligations.

ASSET-BACKED SECURITIES

     The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Fund will only invest in asset-backed securities rated, at the time of purchase, "AA" or better by S&P or "Aa" or better by Moody's or which, in the opinion of the applicable Subadviser, are of comparable quality.

     As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities.

     TYPES OF CREDIT SUPPORT. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

     Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that do not provide for the payment of cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of additional debt or equity securities. The U.S. Government Securities Fund will not invest in zero coupon securities having maturities of greater than ten years.

     Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

     Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

     Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

HIGH YIELD/HIGH RISK DOMESTIC CORPORATE DEBT SECURITIES

     High yield U.S. corporate debt securities include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, a Fund may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

     Because the Strategic Income and Investment Quality Bond Funds will invest primarily in fixed-income securities, the net asset value of each Fund's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income Fund can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income Fund can generally be expected to decline.

     The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular Fund investments and may limit the ability of those Funds to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Fund's investment Fund and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest up to 10% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

HIGH YIELD/HIGH RISK FOREIGN SOVEREIGN DEBT SECURITIES

     The Strategic Income, High Yield and Investment Quality Bond Funds expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the International Small Cap, and Balanced Funds may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under "TAXES -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations."

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

FOREIGN SOVEREIGN DEBT SECURITIES

     Investing in foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

     The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

     As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

     Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     In addition to high yield foreign sovereign debt securities, many of the Funds may also invest in investment grade foreign securities.

FOREIGN SECURITIES

     Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs", respectively). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Funds may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the Fund securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

WARRANTS

     Subject to certain restrictions, each of the Funds except the National Municipal Bond and Money Market Funds may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date. It is a non-fundamental investment restriction of each Fund (except the Emerging Growth Fund and the Tax-Sensitive Equity Fund) not to purchase warrants if as a result that Fund would then have more than 10% of its total net assets invested in warrants, or if more than 5% of the value of the Fund's total net assets would be invested in warrants which are not listed on a recognized United States or foreign stock exchange, except for warrants included in units or attached to other securities.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the Funds may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Fund purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Fund may sell the securities before the settlement date, if such action is deemed advisable. In general, a Fund does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Fund will establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment Fund managed properly will limit the extent to which the Fund may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Fund's total assets that may be committed to such transactions.

ILLIQUID SECURITIES

     Each of the Funds (except the Tax-Sensitive Equity Fund and the Emerging Growth Fund, which may not invest more than 15%) is precluded from investing in excess of 10% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price. Excluded from the 10% limitation (or 15% with regard to the Tax-Sensitive Equity Fund and the Emerging Growth Fund) are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisers, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Fund could be adversely affected. In addition, the Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's subadviser will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Fund acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

     A Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

     Each Fund of the Fund may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The Fund will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

MORTGAGE DOLLAR ROLLS

     Each of the Funds (except the Money Market Fund) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

HYBRID INSTRUMENTS

     Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

                   HEDGING AND OTHER STRATEGIC TRANSACTIONS

     A discussion of Hedging and Other Strategic Transactions follows. These strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

GENERAL CHARACTERISTICS OF OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts.

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

     OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

     Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

     Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "Commission"), OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

     If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

     Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

     If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

     A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

     All of the Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. A Fund will use futures contracts and related options, to the extent otherwise permitted, primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Subadviser.

     A Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

     A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

     Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

COMBINED TRANSACTIONS

     If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

     A Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

     A Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Subadviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

     The liquidity of swap agreements will be determined by a Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 10% (or 15% with respect to the Emerging Growth Fund and the Tax-Sensitive Equity Fund) restriction on investments in securities that are not readily marketable.

     Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

     If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

     Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

     The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Use of many Hedging and Other Strategic Transactions by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other liquid assets equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

     OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

     Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.
Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

     No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

WARRANT TRANSACTIONS AND RISKS

     Each of the Funds (other than the Money Market Fund) may purchase warrants, including warrants traded independently of the underlying securities. Such transactions entail certain risks. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to
perpetuity.   In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed income securities. Warrants may be considered more speculative than certain other types of investments in that prior to their exercise they do not entitle a holder to dividends and voting rights with respect to the securities which may be purchased by the exercise thereof, nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying security. If a warrant expires unexercised, the Fund will lose the amount paid for the warrant and any transaction costs.

                            INVESTMENT RESTRICTIONS

     There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the Funds: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval. Fundamental restrictions may only be changed by a shareholder vote.

     The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Fund is specifically excepted by the terms of a restriction, each Fund will not:

FUNDAMENTAL

     (1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks and with respect to the National Municipal Bond Fund, obligations issued or guaranteed by the U.S.

Government, its agencies or instrumentalities or by any state, territory or any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction (except with regard to the Emerging Growth Fund), supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund.

     (2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to these restrictions. This restriction does not apply to the Emerging Growth Fund as a non-diversified portfolio.

     (3) Borrow money except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

     (4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

     (5) Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

     (6) Purchase or sell commodities or commodity contracts except that each Fund other than the Investment Quality Bond and Money Market Funds may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts. The Tax-Sensitive Equity, Emerging Growth, Equity-Income, Small/Mid Cap, International Small Cap, Growth Equity, Global Equity, Strategic Income and International Growth and Income Funds may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The U.S. Government Securities Fund has elected for the present to not engage in the purchase or sale of commodities or commodity contracts to the extent permitted by this restriction, but it reserves the right to engage in such transactions at a future time.

     (7) Lend money to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

     (8) Lend securities in excess of 33% of the value of its total non-cash assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

     (9) Knowingly invest more than 10% of the value of its net assets in securities or other investments not readily marketable, including repurchase agreements maturing in more than seven days but excluding variable amount master demand notes, except that the Tax-Sensitive Equity Fund and the Emerging Growth Fund may so invest up to 15% its net assets.

     (10) Purchase securities for the purpose of exercising control or management.

     (11) Purchase securities of foreign issuers, except that (A) the Tax-Sensitive Equity Fund, International Small Cap, Global Equity, International Growth and Income and Strategic Income Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies, (B) the Balanced Fund and Growth Equity Fund may each invest up to 30% of its assets in such securities, (C) the Emerging Growth Fund and the Equity-Income Fund may invest up to 25% of its assets in such securities, and (D) each of the other portfolios (other than the U.S. Government Securities and National Municipal Bond Funds) may invest up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Small/Mid Cap, Growth Equity and Balanced Funds, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.)

     In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act.

     For the purposes of the investment limitations applicable to the National Municipal Bond Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Fund where the percentage limitation of restriction (9) must be met at all times.


                              PORTFOLIO TURNOVER

     The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. No portfolio turnover rate can be calculated for the Money Market Fund due to the short maturities of the instruments purchased. The portfolio turnover rates for the periods shown below were as follows:


                                      11/1/96             11/1/97
                                        TO                  TO
                                     10/31/97             10/31/98
Small/Mid Cap....................       145%                 162%
International Small Cap..........        75%                  54%
Growth Equity....................       181%                 115%
Global Equity....................        28%                  20%
Equity-Income....................        36%                  22%
Growth and Income................        39%                  18%
Balanced.........................       211%                 185%
Strategic Income.................       193%                 162%
Investment Quality Bond..........        65%                  48%
U.S. Govt. Securities............       364%                 116%
National Municipal Bond..........        29%                  43%
International Growth and Income..       146%                 173%
Tax-Sensitive Equity.............                             38%  (1/6/98 - 10/31/98)
Emerging Growth..................                             52%  (1/6/98 - 10/31/98)

     Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates and estimated rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a Fund.

                         TEMPORARY DEFENSIVE POSITIONS

     The Funds may invest in the types of investments indicated below during periods when the Funds are assuming a temporary defensive position.

-----------------------------------------------------------------------------------------------
          Fund                                       Investments
          ----                                       -----------
-----------------------------------------------------------------------------------------------
Tax-Sensitive Equity        U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Emerging Growth             Investment grade debt obligations, domestic and foreign money market obligations, including repurchase agreements, and
                            short-term money market obligations.
-----------------------------------------------------------------------------------------------
International Small Cap     Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable
                            U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions.
-----------------------------------------------------------------------------------------------
Small/Mid Cap Fund          Equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount, money market instruments, bank and thrift
                            obligations, obligations issued or guaranteed by the U.S.
                            Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.
-----------------------------------------------------------------------------------------------
Global Equity               Cash or short-term and medium-term debt obligations consisting of
                            (i) obligations of U.S. or foreign governments, their respective agencies or instrumentalities, (ii) money market instruments, and
                            (iii) instruments denominated in any currency issued by
                            international development agencies.
-----------------------------------------------------------------------------------------------
Growth Equity               Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable
                            U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions.
-----------------------------------------------------------------------------------------------
International Growth and    Money market instruments, obligations of the U.S. Government and
 Income Fund                its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.
-----------------------------------------------------------------------------------------------
Growth and Income           All securities authorized for purchase by the Investment Quality
                            Bond Fund and Money Market Fund.
-----------------------------------------------------------------------------------------------
Equity-Income               Foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the
                            portfolio's investment objective and program; U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.
-----------------------------------------------------------------------------------------------
Balanced Fund               U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.
-----------------------------------------------------------------------------------------------
Strategic Income            High Quality Bonds
-----------------------------------------------------------------------------------------------
Investment Quality Bond     Securities authorized for purchase by the Money Market Fund.
-----------------------------------------------------------------------------------------------
National Municipal Bond     Taxable high-quality short-term money market instruments.
-----------------------------------------------------------------------------------------------
U.S. Government Securities  Money Market Securities.
-----------------------------------------------------------------------------------------------
Money Market                N/A
-----------------------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUND

     The Trustees are responsible for generally overseeing the conduct of the Trust's business.

     The Trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below:


Name,                                                            Principal Occupation
Address and Age                  Position with the Fund         During Past Five Years
---------------                  ----------------------         ----------------------
William F. Achtmeyer             Trustee                    Co-founder, President and Chief
c/o Cypress Holding                                         Executive Officer of The
Company, Inc.                                               Parthenon Group, a strategic
125 High Street                                             advisory consulting and
Boston, MA  02110                                           investment firm.
Age: 43

William F. Devin                 Trustee                    Member of the Board of Governors
c/o Cypress Holding                                         of the Boston Stock Exchange.
Company, Inc.                                               Retired Executive Vice President
125 High Street                                             of Fidelity Capital Markets, a
Boston, MA  02110                                           division of National Financial
Age: 59                                                     Services Corporation in Boston.

Bradford K. Gallagher*           Chairman of the Board,     President of CypressTree
c/o Cypress Holding              Trustee & President        Investments, Inc. and President
Company, Inc.                                               and Chief Executive Officer of
125 High Street                                             Cypress Holding Company, Inc.
Boston, MA  02110                                           Past President of Allmerica
Age: 54                                                     Financial Services.

Kenneth J. Lavery                Trustee                    Vice President of Massachusetts
c/o Cypress Holding                                         Capital Resource Company.
Company, Inc.
125 High Street
Boston, MA  02110
Age: 47

Don B. Allen                     Trustee                    Senior Lecturer,
c/o Cypress Holding                                         William E. Simon
Company, Inc.                                               Graduate School of
125 High Street                                             Business Admin.,
Boston, MA  02110                                           University of
Age: 69                                                     Rochester.

Joseph T. Grause, Jr.            Treasurer                  Executive Vice President of
c/o Cypress Holding                                         Cypress Holding Company, Inc.,
Company, Inc.                                               November 1995 to date; Senior
125 High Street                                             Vice President of Sales and
Boston, MA  02110                                           Marketing, The Shareholder
Age: 46                                                     Services Group, a subsidiary of
                                                            First Data Corporation, May 1993
                                                            to November 1995.

John I. Fitzgerald               Secretary                  Counsel to CypressTree Funds
c/o Cypress Holding                                         Distributors, Inc., ("CFD")
Company, Inc.                                               April, 1997 to date; Prior to
125 High Street                                             joining CFD, Mr. Fitzgerald was
Boston, MA  02110                                           Executive Vice President--Legal
Age: 50                                                     Affairs and Government Relations
                                                            at the Boston Stock Exchange.

Thomas J. Brown                  Assistant Treasurer        Principal of Cypress Holding
c/o Cypress Holding                                         Company, Inc., July 1997 to date;
Company, Inc.                                               consultant to financial services
125 High Street                                             industry, October 1995 to June
Boston, MA  02110                                           1997; Executive Vice President,
Age: 52                                                     Boston Company Advisors, August
                                                            1994 to October 1995.

Paul Foley                       Assistant Secretary        Principal of Cypress Holding
c/o Cypress Holding                                         Company, Inc., July 1996 to date;
Company, Inc.                                               Financial Analyst with Fleet
125 High Street                                             Group, June 1995 to July 1996,
Boston, MA  02110                                           Financial Analyst with Allmerica
Age 35                                                      Financial Services, April 1987 to
                                                            June 1995.

*Trustee who is an "interested person", as defined in the 1940 Act.

COMPENSATION OF TRUSTEES

     The Fund does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $3,000, a fee of $750 for each meeting of the Trustees that they attend in person and a fee of $200 for each such meeting conducted by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Fund pursuant to the Advisory Agreement described below and receive no compensation from the Fund. These officers spend only a portion of their time on the affairs of the Fund.

TRUSTEE COMPENSATION TABLE

              ==========================================================================
                                                                    Total Compensation
                                               Aggregate            From Registrant And
                                           Compensation From         Fund Complex (15
                       Trustee            Fund for Fiscal Year        Funds) Paid for
                                            Ended October 31,       Calendar Year Ended
                                                 1998                December 31, 1998
              --------------------------------------------------------------------------
              Bradford K. Gallagher                 0                          0
              Trustee
              --------------------------------------------------------------------------
              Don B. Allen                      5,250                      6,000
              Trustee
              --------------------------------------------------------------------------
              William F. Achtmeyer              5,250                      6,000
              Trustee
              --------------------------------------------------------------------------
              William F. Devin                  5,450                      6,000
              Trustee
              --------------------------------------------------------------------------
              Kenneth J. Lavery                 5,450                      6,000
              Trustee
              ==========================================================================

    No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons.

    No pension or retirement benefits are paid.


PRINCIPAL HOLDERS OF SECURITIES

    As of January 27, 1999, the following persons owned, of record or beneficially, five percent or more of the outstanding securities of the indicated Fund classes:

-------------------------------------------------------------------------------------------------
          PORTFOLIO                       SHAREHOLDER                            % OF FUND HELD
          ---------                       -----------                            --------------
-------------------------------------------------------------------------------------------------
National Municipal Bond Fund    Dain Rauscher Incorporated FBO                        5.99
  Class A Shares                Elbert J. Scribner
                                20403 S. Hillcrest
                                Porter, TX  77365-3858
-------------------------------------------------------------------------------------------------
                                PaineWebber for the Benefit of                        5.02
                                Helen Buxton Alderson
                                Trustee of the Living Trust Dated 7/20/91
                                1575 E. Washington, Apt. 626
                                Pasadena, CA  91104-2669
-------------------------------------------------------------------------------------------------
National Municipal Bond Fund    Southwest Securities Inc. FBO                         5.33
 Class B Shares                 Hellen Bebb Trust
                                P.O. Box 509002
                                Dallas, TX  75250-9002
-------------------------------------------------------------------------------------------------
National Municipal Bond Fund    Claire Koh                                           15.19
 Class C Shares                 963C Heritage Hills Drive
                                Somers, NY  10589-1913

                                Tammy Kielar CSDN                                     6.85
                                Jordan Raye Kielar UTMA/FL
                                1655 SW 2nd Avenue
                                Boca Raton, FL  33432-7228

                                Giancarlo Dimizio                                     5.61
                                Rita Dimizio JT Ten
                                4900 N. Ocean Blvd., #1107
                                Ft. Lauderdale, FL  33308-2935
-------------------------------------------------------------------------------------------------
U.S. Government Securities      Frontier Trust Co TTEE FBO                            9.86
 Fund Class A Shares            Saia Motor Freight Line, Inc.
                                401K Plan c/o Barclay Group
                                Springhouse Corp. Center II
                                323 Norristown Road
                                Ambler, PA  19002-2756
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         PORTFOLIO                      SHAREHOLDER                                      % OF FUND HELD
         ---------                      -----------                                      --------------
---------------------------------------------------------------------------------------------------------
  Growth & Income Fund            Frontier Trust Co TTEE FBO                                  32.81
    Class A Shares                Saia Motor Freight Line, Inc.
                                  401K Plan c/o Barclay Group
                                  Springhouse Corp. Center II
                                  323 Norristown Road
                                  Ambler, PA  19002-2756
---------------------------------------------------------------------------------------------------------
  Investment Quality Bond Fund    Frontier Trust Co TTEE FBO                                  32.70
    Class A Shares                Saia Motor Freight Line, Inc.
                                  401K Plan c/o Barclay Group
                                  Springhouse Corp. Center II
                                  323 Norristown Road
                                  Ambler, PA  19002-2756
---------------------------------------------------------------------------------------------------------
  Investment Quality Bond Fund    State Street Bank & Trust Co.                                6.53
    Class C Shares                FBO Shirley Einhorn R/O IRA
                                  10662 SW 79 Terrace
                                  Miami, FL  33173-2912
---------------------------------------------------------------------------------------------------------
  Global Equity Fund              Frontier Trust Co TTEE FBO                                  28.19
    Class A Shares                Saia Motor Freight Line, Inc.
                                  401K Plan c/o Barclay Group
                                  Springhouse Corp. Center II
                                  323 Norristown Road
                                  Ambler, PA  19002-2756

                                  Nalaco Pension Plan For US Members                          28.11
                                  c/o Jim Cyrsdale - Elliott Page
                                  393 University Avenue, #2100
                                  Toronto, Ontario, Canada  M5G 1E6

                                  North American Life Assurance Co.                            6.82
                                  Attn: Jim Boyle
                                  116 Huntington Avenue
                                  Boston, MA  02116-5749
---------------------------------------------------------------------------------------------------------
  Equity-Income                   Frontier Trust Co TTEE FBO                                  29.06
    Class A Shares                Saia Motor Freight Line, Inc.
                                  401K Plan c/o Barclay Group
                                  Springhouse Corp. Center II
                                  323 Norristown Road
                                  Ambler, PA  19002-2756

                                  Nalaco Pension Plan For US Members                          16.76
                                  c/o Jim Cyrsdale - Elliott Page
                                  393 University Avenue, #2100
                                  Toronto, Ontario, Canada  M5G 1E6
---------------------------------------------------------------------------------------------------------
  International Small Cap Fund    Everen Securities, Inc.                                      6.29
    Class A Shares                A/C 7285-9625
                                  Sitnasuak Native Corporation
                                  111 East Kilbourn Avenue
                                  Milwaukee, WI  53202-6611
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         PORTFOLIO                      SHAREHOLDER                                      % OF FUND HELD
         ---------                      -----------                                      --------------
---------------------------------------------------------------------------------------------------------
 Money Market Fund               Frontier Trust Co TTEE FBO                                  28.26
   Class A Shares                Saia Motor Freight Line, Inc.
                                 401K Plan c/o Barclay Group
                                 Springhouse Corp. Center II
                                 323 Norristown Road
                                 Ambler, PA  19002-2756

                                 Sohiel Saadat Ttee                                          13.98
                                 Scientific Software Inc.
                                 6612 Owens Drive
                                 Pleasanton, CA  94588-3334
---------------------------------------------------------------------------------------------------------
 Money Market Fund               Donaldson Lufkin Jenrette Securities                         5.45
   Class B Shares                Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ  07303-2052
---------------------------------------------------------------------------------------------------------
 Strategic Income Fund           Young Life                                                  15.00
   Class A Shares                Attn: Lori Wennerstrom
                                 P.O. Box 520
                                 Colorado Springs, CO  80901-0520
---------------------------------------------------------------------------------------------------------
 Growth Equity Fund              Farmers State Bank Employees Pension                         7.22
   Class A Shares                c/o Farmers State Bank Trustee U/
                                 Carolyn Dickerson TR Officer
                                 Carolyn Bollman Asst TR Officer
                                 P.O. Box 538, 108 E. Adams St.
                                 Pittsfield, IL  62363-0538

                                 State Street Bank & Trust Co.                                5.03
                                 Cust. for the IRA of A.R. Whittemore
                                 c/o Clark Capital Management Group
                                 1735 Market Street, 34th Floor
                                 Philadelphia, PA  19103-7503
---------------------------------------------------------------------------------------------------------
 Balanced Fund                   Frontier Trust Co TTEE FBO                                  49.84
   Class A Shares                Saia Motor Freight Line, Inc.
                                 401K Plan c/o Barclay Group
                                 Springhouse Corp. Center II
                                 323 Norristown Road
                                 Ambler, PA  19002-2756
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         PORTFOLIO                      SHAREHOLDER                                      % OF FUND HELD
         ---------                      -----------                                      --------------
---------------------------------------------------------------------------------------------------------
 Emerging Growth Fund            Cypress Holding Co., Inc.                                   23.57
   Class A Shares                Attn: Brad Gallagher
                                 125 High Street
                                 Boston, MA  02110-2704

                                 State Street Bank & Trust Co.                               17.55
                                 Cust. for the Rollover IRA of
                                 Paul H. Marinucci
                                 28 Da Vinci Drive
                                 Rochester, NY  14624-3809

                                 George Bello                                                 9.60
                                 18495 South Dixie Highway, Box 177
                                 Miami, FL  33157-6817

                                 Wood Logan Associates, Inc.                                  7.13
                                 FBO William L. Consolino
                                 401K Plan
                                 Attn: Marene Parsons
                                 1455 East Putnam Avenue
                                 Old Greenwich, CT  06870-1367

                                 Arthur Lynch                                                 5.91
                                 Carol A. Lynch Jt Wros
                                 6 B Cherry Street
                                 Nashua, NH  03060-4035
---------------------------------------------------------------------------------------------------------
 Emerging Growth Fund            Darcia B. Drago                                              9.05
   Class B Shares                4346 Carambola Cir. N.
                                 Coconut Creek, FL  33066-2456

                                 Peter Brant Jon A. Arney                                     7.31
                                 Alan Brant Ttees RDA Container
                                 Corp. Emp Pension Plan
                                 70 Cherry Road
                                 Rochester, NY  14624-2509

                                 PaineWebber For The Benefit of                               6.91
                                 Delaware Charter Guaranty CDN FBO
                                 Normal Trax IRA
                                 P.O. Box 8963
                                 Wilmington, DE  1989-8963

                                 State Street Bank & Trust co.                                6.03
                                 Cust. For The Rollover IRA of David A. Pask
                                 2 Hilltop Drive
                                 Pittsford, NY  14534-2220

                                 Stifel Nicolaus & Co. Inc.                                   5.23
                                 A/C 6685-9845
                                 Charlotte R. Pound IRA
                                 500 North Broadway
                                 St. Louis, MO  63102-2110
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         PORTFOLIO                      SHAREHOLDER                                      % OF FUND HELD
         ---------                      -----------                                      --------------
---------------------------------------------------------------------------------------------------------
 Emerging Growth Fund            John F. Corcoran                                            10.95
   Class C Shares                Charlotte K. Corcoran JT Ten
                                 50 Moulton Road
                                 Hampton, NH 03842-2154

                                 Donaldson Lufkin Jenrette                                   10.08
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052

                                 Retirement Accounts & Co.                                    8.61
                                 FBO Thomas F. Smith IRA #945348
                                 Acct 2
                                 P.O. Box 173785
                                 Denver, CO 80217-3785

                                 Birgit H. Coates                                             7.33
                                 61 Aretale Luster
                                 Webster, NY 14580-2471

                                 Patricia N. Fridley                                          7.09
                                 466 Robertson Road
                                 Hermitage, PA 16148-3916

                                 State Street Bank & Trust Co.                                7.07
                                 Cust. For the IRA Rollover of Celaine
                                 Derrickson
                                 202 Adams Street
                                 Delaware City, DE 19706
                                                                                              5.97
                                 Donaldson Lufkin Jenrette
                                 Securities Corporation Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303-2052
                                                                                              5.67
                                 Ward Living Trust
                                 Gary N. Ward & Bonnie A Ward TTE
                                 202 Kranichwood Ct.
                                 Richland, WA 99352-9498
                                                                                              5.12
                                 Raymond James & Assoc. Inc. CSDN
                                 Margaret Chase IRA
                                 234 W. 21st Street
                                 Carroll, IA 51401-3615
---------------------------------------------------------------------------------------------------------
 Tax-Sensitive Equity Fund       Arnold Wolowitz                                             42.02
   Class A Shares                Carol Wolowitz JT WROS
                                 888 Veterans Memorial Highway, Suite 33
                                 Hauppauge, NY 11788-2940

                                 NFSC FEBO #ONC-689904                                       22.02
                                 Julie A. Weber TTEE
                                 Julie A. Weber Rev. Liv. Tr. U/A 12/23/91
                                 84 Chateau Du Lac
                                 Fenton, MI 48430-9140
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
         PORTFOLIO                      SHAREHOLDER                                      % OF FUND HELD
         ---------                      -----------                                      --------------
---------------------------------------------------------------------------------------------------------
 Tax-Sensitive Equity Fund       Parker Hunter Incorporated FBO                               5.28
   Class B Shares                Robert Crisci and Kathy Crisci
                                 P. O. Box 7629
                                 3525 Ellwood Road
                                 New Castle, PA  16101-6121
---------------------------------------------------------------------------------------------------------
 Tax-Sensitive Equity Fund       Doris J. Hoag TTEE                                          31.06
   Class C Shares                Robert A. Johnston Irrevocable Trust Dtd.
                                 1/4/90
                                 2988 County House Woods Rd.
                                 Bluff Point, NY 14478-9709
                                                                                              6.76
                                 Russell Weaver TTEE
                                 Mary Jane Weaver Irrevocable Life
                                 Insurance Trust 10/30/87
                                 Box 8
                                 Marble, PA 16334-0008
---------------------------------------------------------------------------------------------------------

     As of January 27, 1999, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of each class of each Fund.

                      INVESTMENT MANAGEMENT ARRANGEMENTS

     The following information supplements the material appearing in the Prospectus.

ADVISORY ARRANGEMENTS

     CypressTree Investments, Inc. is a subsidiary of Cypress Holding Company, Inc., which is controlled by its management and by Berkshire Partners IV, L.P. CypressTree Investments Inc. and its affiliates, CypressTree Asset Management Corporation, Inc. ("CAM") and CypressTree Funds Distributors, Inc. ("CFD"), were formed in 1996 to acquire, advise and distribute mutual funds through broker dealers, banks and other intermediaries. CAM acts as the Fund's investment adviser (the "Adviser"), while CFD acts as the Fund's distributor (the "Distributor"). Until August 1, 1998, CFD was party to a promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan") to provide marketing services in connection with the sales of Fund's shares.

     Prior to October 1, 1997, NASL Financial Services, Inc. was both the investment adviser and the distributor for the Fund (in such capacity, the "Former Distributor"). Standish, Ayer & Wood, Inc., subadviser to the Tax-Sensitive Equity Fund, owns 20% of CypressTree Investments, Inc.

     The Adviser oversees all aspects of the Fund's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Fund, without cost to the Fund. The Adviser also provides certain services, and the personnel to perform such services, to the Fund for which the Fund reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Fund and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Fund, except for any of those functions performed by the Fund's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Fund to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund.

     The Advisory Agreement, each Subadvisory Agreement and the Salomon Brothers Asset Management Limited Consulting Agreement, each dated October 1, 1997, were approved by the Trustees on June 27, 1997 and by the shareholders of the Funds on September 24, 1997, in connection with the acquisition (the "Acquisition") of the business of NASL Financial Services, Inc. relating to acting as investment adviser and distributor of the Fund by CypressTree Investments, Inc., with the exceptions of the Subadvisory Agreements for the Tax-Sensitive Equity Fund and the Emerging Growth Fund. Subadvisory Agreements between the Advisor and Standish, Ayer & Wood, Inc. and Warburg Pincus Asset Management, Inc. were approved by the Trustees on December 16, 1997 in conjunction with the addition of the Tax-Sensitive Equity Fund and Emerging Growth Fund, respectively.

     The following is a schedule of the management fees each Fund currently is obligated to pay CAM under the Advisory Agreement (prior to the application of any fee waivers):

                                                                BETWEEN        BETWEEN
                                                                -------        -------
                                                             $ 50,000,000   $200,000,000
                                                             ------------   ------------
                                                 FIRST           AND            AND        EXCESS OVER
                                                 -----           ---            ---        ------------
                                               $50,000,000   $200,000,000   $500,000,000   $500,000,000
                                               -----------   ------------   ------------   ------------
               FUNDS
               -----
     Tax-Sensitive Equity Fund................       .850%          .800%          .775%          .700%
     Emerging Growth Fund.....................       .950%          .950%          .950%          .950%
     International Small Cap Fund.............      1.050%         1.000%          .900%          .800%
     Small/Mid Cap Fund.......................       .925%          .900%          .875%          .850%
     Global Equity Fund.......................       .900%          .900%          .700%          .700%
     Growth Equity Fund.......................       .900%          .850%          .825%          .800%
     International Growth and Income Fund.....       .900%          .850%          .800%          .750%
     Growth and Income Fund...................       .725%          .675%          .625%          .550%
     Equity-Income Fund.......................       .800%          .700%          .600%          .600%
     Balanced Fund............................       .775%          .725%          .675%          .625%
     Strategic Income Fund....................       .750%          .700%          .650%          .600%
     Investment Quality Bond Fund.............       .600%          .600%          .525%          .475%
     National Municipal Bond Fund.............       .600%          .600%          .600%          .600%
     U.S. Government Securities Fund..........       .600%          .600%          .525%          .475%
     Money Market Fund........................       .200%          .200%          .200%          .145%

     CAM has agreed to reduce each Fund's advisory fee, or if necessary to reimburse the Trust, in order to prevent the expenses of a Fund from exceeding a fixed expense limitation contained in the Advisory Agreement. The fixed limitation may be terminated by CAM at any time on 30 days' written notice. The fixed limitation contained in the Advisory Agreement, which is the operative limitation on the Fund's expenses, limits each Fund's annual expenses, excluding taxes, Fund brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Fund's distribution fees as a percentage of average net assets to the following:

                                                   EXPENSE
                                                   -------
              FUND                                LIMITATION
              ----                                ----------
       Tax-Sensitive Equity Fund.................   1.250%
       Emerging Growth Fund......................   1.350%
       International Small Cap Fund..............   1.550%
       Small/Mid Cap Fund........................   1.325%
       Global Equity Fund........................   1.400%
       Growth Equity Fund........................   1.300%
       International Growth and Income Fund......   1.400%
       Growth and Income Fund....................   0.990%
       Equity-Income Fund........................   1.065%
       Balanced Fund.............................   1.040%

       Strategic Income Fund.....................   1.150%
       Investment Quality Bond...................   0.900%
       U.S. Government Securities Fund...........   0.900%
       National Municipal Bond Fund..............   0.850%
       Money Market Fund.........................   0.500%

SUBADVISORY ARRANGEMENTS

     Under the terms of each of the Subadvisory agreements between the Adviser and a Subadviser (the "Subadvisory Agreements"), the Subadviser assigned to a Fund manages the investment and reinvestment of the assets of such Fund, subject to the supervision of the Trustees. The Subadviser formulates a continuous investment program for such Fund consistent with its investment objectives and policies outlined in this Prospectus. The Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation.

     As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisers for each Fund under the Subadvisory Agreements. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS OR THEIR SHAREHOLDERS.

     The following is a schedule of fees paid by the Adviser to the Subadvisers.

                                                            BETWEEN       BETWEEN
                                                          ------------  ------------
                                                          $ 50,000,000  $200,000,000
                                                          ------------  ------------
                                              FIRST           AND           AND         EXCESS OVER
                                            -----------   ------------  ------------    ------------
                                            $50,000,000   $200,000,000  $500,000,000    $500,000,000
                                            -----------   ------------  ------------    ------------
          FUNDS
          -----
Tax-Sensitive Equity Fund................         .450%          .400%          .375%          .300%
Emerging Growth Fund.....................         .550%          .550%          .550%          .550%
International Small Cap..................         .650%          .600%          .500%          .400%
Small/Mid Cap Fund.......................          525%          .500%          .475%          .450%
Global Equity Fund.......................         .500%          .450%          .375%          .325%
Growth Equity Fund.......................         .500%          .450%          .425%          .400%
International Growth and Income Fund.....         .500%          .450%          .400%          .350%
Growth and Income Fund...................         .325%          .275%          .225%          .150%
Equity-Income Fund.......................         .400%          .400%          .400%          .400%
Balanced Fund............................         .375%          .325%          .275%          .225%
Strategic Income Fund*...................         .350%          .300%          .250%          .200%
Investment Quality Bond Fund.............         .225%          .225%          .150%          .100%
National Municipal Bond Fund.............         .250%          .250%          .250%          .250%
U.S. Government Securities Fund..........         .225%          .225%          .150%          .100%
Money Market Fund........................         .075%          .075%          .075%          .020%

--------------
* In connection with the subadvisory consulting agreement between SBAM and SBAM Limited, SBAM will pay SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's Subadvisory agreement multiplied by portion of the assets of the Strategic Income Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Fund.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid total advisory fees to the Adviser of $5,398,787, $6,327,793 and 7,129,573, respectively. The amounts represented by each of the Funds are as follows:

FUND                                       11/1/95 TO  11/1/96 TO    11/1/97 TO
                                             10/31/96    10/31/97      10/31/98
-------------------------------------------------------------------------------
Small/Mid Cap                                 *63,467     217,083       313,427
International Small Cap                       *47,966     175,637       181,592
Growth Equity                                 *40,762     178,839       255,953
Global Equity                               1,174,747   1,106,316     1,164,468
Equity-Income                                 936,036   1,128,276     1,300,804
Growth and Income                             784,990   1,112,269     1,527,239
International Growth and Income               236,517     280,663       257,885
Strategic Income                              415,019     561,512       619,206
Investment Quality Bond                       127,602     113,993       102,778
U.S. Government                               693,407     567,391       479,512
National Municipal Bond                       121,407     109,842       102,477
Money Market                                   38,258      40,088        38,630
Balanced                                      718,609     735,884       747,288
Tax-Sensitive Equity                              N/A         N/A      **35,280
Emerging Growth                                   N/A         N/A       **3,034

     *For the period March 4, 1996 (commencement of operations) to October 31,
      1996.
    **For the period January 6, 1998 (commencement of operations) to October
      31, 1998.

For the same periods, the Adviser paid total Subadvisory fees of $2,533,101, $2,949,885 and $3,386,336 respectively. The amounts represented by each of the Funds are as follows:

FUND                                      11/1/95 TO        11/1/96 TO        11/1/97 TO
                                            10/31/96          10/31/98          10/31/98
-----------------------------------------------------------------------------------------
Small/Mid Cap                              $  36,022*          123,209           177,891
International Small Cap                    $  29,693*          108,728           112,414
Growth Equity                              $  22,646*           99,355           142,195
Global Equity                              $ 709,960           578,158           607,233
Equity-Income                              $ 396,204           506,265           649,730
Growth and Income                          $ 334,666           467,961           629,517
International Growth and Income            $ 131,398           155,924           143,270
Strategic Income                           $ 192,079           254,934           279,664
Investment Quality Bond                    $  47,851            42,747            38,542
U.S. Government                            $ 260,027           212,772           179,817
National Municipal Bond                    $  50,586            45,768            42,359
Money Market                               $  14,347            15,033            14,486
Balanced                                   $ 307,622           339,031           348,785
Tax-Sensitive Equity                             N/A               N/A          **18,677
Emerging Growth                                  N/A               N/A           **1,756

     *For the period March 4, 1996 (commencement of operations) to October 31,
      1996.

    **For the period January 6, 1998 (commencement of operations) to October 31,
      1998.

     Under the subadvisory consulting agreement between SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), SBAM Limited provides certain investment advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its Subadvisory fee, such amount being an amount equal to the fee payable under SBAM's Subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Income Fund that SBAM Limited has been delegated to manage divided by the current value of the net assets of the Fund. The Fund will not incur any additional expenses in connection with SBAM Limited's services.

     For the year ended October 31, 1998 the net investment advisory fees retained by the Adviser after payment of Subadvisory fees was $3,743,238, allocated among the portfolios as follows:

                                         DOLLAR AMOUNT   ANNUAL PERCENTAGE OF
                                         -------------   --------------------
                                                         FUND NET ASSETS
                                                         ---------------
Small/Mid Cap Fund                           135,536               .40
International Small Cap Fund                  69,178               .40
Growth Equity Fund                           113,758               .40
Global Equity Fund                           557,235               .43
International Growth and Income Fund         114,615               .40
Growth and Income Fund                       897,722               .40
Equity-Income Fund                           651,074               .36
Balanced Fund                                398,503               .40
Strategic Income Fund                        339,543               .40
Investment Quality Bond Fund                  64,236               .37
National Municipal Bond Fund                  60,118               .35
U.S. Government Securities Fund              299,695               .37
Money Market Fund                             24,144               .13
Tax-Sensitive Equity                          16,603               .40
Emerging Growth                                1,278               .40

     The Advisory Agreement and each Subadvisory Agreement, including the SBAM Limited Consulting Agreement (collectively, the "Agreements") will continue in effect as to a Fund for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that Fund only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of each of the Funds of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

     If the shareholders of any Fund fail to approve any continuance of any Agreement, the Adviser or Subadviser (including SBAM Limited), as applicable, will continue to act as such with respect to such Fund pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or Subadviser or different investment adviser or subadviser, or other definitive action. In the case of the Adviser, the compensation received in respect of such a Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less. In the case of the Subadvisers, the compensation received by them in respect of such a Fund during such a period will be no more than that permitted by Rule 15a-4 under the 1940 Act.

     The Agreements may be terminated at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the Adviser or applicable Subadviser on 60 days' written notice to the other party or parties to the Agreement and, in the case of the Subadvisory Agreements, to the Fund. Each of the Agreements will automatically terminate in the event of its assignment.

     The Agreements may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust or applicable Fund(s), as the case may be, and by the vote of a majority of the Trustees who are not interested persons of the Trust, of the Adviser or of the applicable Subadviser or of SBAM Limited, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Fund affected by the amendment or (ii) all the Funds of the Trust.

     Each Subadvisory Agreement, except the J.P. Morgan Subadvisory Agreement and the SBAM Limited Consulting Agreement, provides that the Subadviser or SBAM Limited will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from the Subadviser's or SBAM Limited's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties. The J.P. Morgan Subadvisory Agreement provides that the subadviser will not be liable to the Trust or CAM for any losses resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting investments, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, it duties, and that it shall not be liable for any losses resulting from any other matters except for losses resulting from willful misfeasance, bad faith or negligence in the performance of, or from disregard of, its duties.

FUND EXPENSES

     Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for: (1) those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement, (2) those expenses the Distributor has agreed to bear pursuant to its Distribution Agreement with the Trust, or (3) those expenses the Subadvisers have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser or Distributor, as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Trust's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Trust's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Trust's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Trust Prospectuses and Statements of Additional Information; the expenses of determining the Trusts' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Trust's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Trust and its shares under all federal and state laws applicable to the Trust and its business activities; all expenses associated with the issue, transfer and redemption of Trust shares; brokers' and other charges incident to the purchase, sale or lending of the Trust's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Trust may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

                              DISTRIBUTION PLANS

     The Trust currently offers three classes of shares in each Fund: "Class A" shares, "Class B" shares and "Class C" shares.

     In addition to the front end sales charge which may be deducted at the time of purchase of Class A shares and the CDSC which may apply on redemption of Class B shares, each class of shares of each Fund is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Fund of the Trust, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

     Under the Class A Plan, Class A shares of each Fund (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee," and Class A shares of the Money Market Fund bear no such fees. Under the Class B Plan, Class B shares of each Fund (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Fund (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

     Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Trust may reasonably request, provision to the Trust of such information, analyses and opinions with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above (prior to August 1, 1998, it arranged for such payment or the performance of some or all of such services by Wood Logan, the Trust's promotional agent, at such level of compensation as had been agreed to by the Distributor and Wood Logan).

     The distribution and service fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a front end sales charge or a CDSC, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

     The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor.

     The Distributor may from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds of the Trust. The Distributor will also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Funds of the Trust. These incentives shall include payment for travel expenses, including lodging (which may be at a luxury resort), incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses. The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     Each of the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares -- .25% annually, commencing from the date the purchase order is accepted, for all Funds (except the National Municipal Bond Fund, for which the trail commission is
 .15%, and the Money Market Fund, for which no trail commission is paid); Class B shares -- .25% annually, for all Funds (except the National Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares -- 1.0% annually, for all Funds other than the Investment Quality Bond, U.S. Government Securities, National Municipal Bond and Money Market Funds and .90% annually, for the Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund (no trail commission is paid on the Money Market Fund).

The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commissions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted. Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

     In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor, will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1% (0.90% in the case of the Investment Quality Bond, U.S. Government Securities and National Municipal Bond Fund of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund.

     In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Trust and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders, and that the Plans are essential to, and an integral part of, the Trust's program for financing the sale of shares of the various Funds of the Trust to the public.

     The Distributor is a broker/dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act") and a member of the NASD. The Distributor's address is the same as that of the Trust.

     Neither a Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on such Plan and the related agreements.

     The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner. The Trustees will receive quarterly and annual statements concerning distribution and shareholder servicing expenditures. In such statements, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee charged to that class. Expenditures not related to the sale or servicing of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The statements, including the allocations upon which they are based, will be subject to the review and approval of the Qualified Trustees in the exercise of their fiduciary duty. Each Plan may be terminated at any time with respect to any one or more Funds by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities attributable to Class A, Class B and Class C shares, as applicable, of such Portfolio or Funds. If a Plan is terminated by the Trustees or is otherwise discontinued with respect to one or more Funds, no further payments would be made by the Trust in respect of the Class A, Class B and Class C shares, as applicable, of such Fund or Funds under that Plan. A Plan may remain in effect with respect to Class A, Class B, Class C or shares, as applicable, of a Fund even if it has been terminated with respect to the Class A, Class B and Class C shares, as applicable, of one or more other Funds.

     A Plan may not be amended with respect to any class of any Fund so as to materially increase the amount of the fees payable thereunder unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of such class of such Fund. In addition, no material amendment to a Plan may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

     For the period November 1, 1997 to October 31, 1998, the Fund paid distribution and service fees pursuant to the Class A Plan to the Distributor of $717,816 comprised of:

$ 17,228    from the Small/Mid Cap Fund,
$  9,179    from the International Small Cap Fund,
$ 13,259    from the Growth Equity Fund,
$115,553    from the Global Equity Fund,

$137,973    from the Equity-Income Fund,
$146,284    from the Growth and Income Fund,
$ 56,898    from the Strategic Income Fund,
$ 47,398    from the Balanced Fund,
$ 24,634    from the Investment Quality Bond Fund,
$177,793    from the U.S. Government Securities Fund,
$ 15,214    from the International Growth and Income Fund,
$  9,042    from the National Municipal Bond Fund,
$  6,985    from the Tax-Sensitive Equity Fund, and
$    376    from the Emerging Growth Fund.

     Of the total, $129,795 was paid by the Distributor to Wood Logan for further distribution to securities dealers.

     For the period November 1, 1997 to October 31, 1998, the Fund paid distribution and service fees pursuant to the Class B Plan to the Distributor of $2,701,417 comprised of:

$137,602    from the Small/Mid Cap Fund,
$ 76,249    from the International Small Cap Fund,
$109,342    from the Growth Equity Fund,
$339,910    from the Global Equity Fund,
$396,322    from the Equity-Income Fund,
$688,475    from the Growth and Income Fund,
$331,952    from the Strategic Income Fund,
$187,185    from the Balanced Fund,
$ 47,561    from the Investment Quality Bond Fund,
$158,596    from the U.S. Government Securities Fund,
$157,054    from the International Growth and Income Fund,
$ 57,526    from the National Municipal Bond Fund,
$ 12,691    from the Tax-Sensitive Equity Fund, and
$    952    from the Emerging Growth Fund.

     Of the total, $212,990 was paid by the Distributor to Wood Logan for further distribution to securities dealers.

     For the period November 1, 1997 to October 31, 1998, the Fund paid distribution and service fees pursuant to the Class C Plan to the Distributor of $4,480,622, comprised of:

$  152,016    from the Small/Mid Cap Fund,
$   70,469    from the International Small Cap Fund,
$  137,168    from the Growth Equity Fund,
$  623,791    from the Global Equity Fund,
$  996,333    from the Equity-Income Fund,
$1,137,868    from the Growth and Income Fund,
$  354,349    from the Strategic Income Fund,
$  673,652    from the Balanced Fund,
$   53,351    from the Investment Quality Bond Fund,
$  132,610    from the U.S. Government Securities Fund,
$   86,017    from the International Growth and Income Fund,

$   52,979    from the National Municipal Bond Fund,
$    8,857    from the Tax-Sensitive Equity Fund, and
$    1,162    from the Emerging Growth Fund.

     Of the total, $253,275 was paid by the Distributor to Wood Logan for further distribution to securities dealers.

UNDERWRITERS

     For the periods November 1, 1995 to October 31, 1996, November 1, 1996 to October 31, 1997 and November 1, 1997 to October 31, 1998, the Distributor received underwriting commissions of $1,046,375, $880,600 and $720,619, respectively. The amounts were comprised as reflected below, with respect to shares of the following Funds:


FUND                               11/1/95 TO     11/1/96 TO     11/1/97 TO
                                     11/31/96       10/31/97       10/31/98

Small/Mid Cap                      *$  77,609         49,974         37,678
International Small Cap            *$  47,504         33,696          7,460
Growth Equity                      *$  51,483         36,270         35,566
Global Equity                       $  93,621         36,504         50,852
Equity-Income                       $ 137,617        110,319         85,670
Growth and Income                   $ 141,037        256,762        232,745
International Growth and
 Income                             $  64,345         33,761         10,257
Strategic Income                    $ 114,585        104,745         52,633
Investment Quality Bond             $  23,097         16,552         18,138
U.S. Government                     $ 218,181        120,538         58,690
National Municipal Bond             $  32,640          7,803         15,834
Balanced                            $  44,656         46,676         37,883
Tax-Sensitive Equity                      N/A            N/A       **74,392
Emerging Growth                           N/A            N/A       ** 2,821

 * For the period March 4, 1996 (commencement of operations) to October 31,
   1996.
** For the period January 6, 1998 (commencement of operations) to October 31,
   1998.

     Of the total underwriting commissions received during the three fiscal year periods, $0, $0 and $95,918, respectively, were retained by the Distributor. The balance of such commissions was paid to securities dealers and the promotional agent. During such periods the Distributor did not receive directly or indirectly from the Fund any compensation on the redemption or repurchase of Fund shares, brokerage commissions or other underwriting compensation.

                              PORTFOLIO BROKERAGE

     Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Fund, the portfolio transactions for which are the responsibility of the Adviser. The Subadvisers have no formula for the distribution of the Fund's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Fund. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

     The Subadvisers consider various factors in selecting brokers through which orders for client accounts are executed. The Subadvisers' primary consideration is the broker's ability to provide the best execution of the trade (including both trade price and commission). Assuming equal execution capabilities, the Subadvisers also take other factors into account.

     In determining which brokers provide best execution, the Subadvisers look primarily to the stock price quoted by the broker, and normally place orders with the broker through which they can obtain the most favorable price. If the same price is available from more than one broker, a Subadviser's judgment as to the following factors may influence the selection of a broker for a particular trade: the execution, clearance and settlement capabilities of the brokers under consideration; the nature of the security being traded; the difficulty of execution; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the financial stability of the brokers under consideration; actual or apparent operational problems of any broker under consideration; and the negotiated commission rates available at the time of the trade. The Subadvisers may also consider the willingness of particular brokers to sell shares of the Fund, subject to best execution and difficulty of execution.

     The Subadvisers also consider the nature and extent of research services provided when they select brokers. Assuming equal execution capabilities as described above, the Subadvisers may direct commission business to brokers who provide research services. Such services include, but are not limited to: analyses and reports concerning economic factors and trends, industries, specific securities, portfolio strategy, and valuation and performance of accounts; advice regarding critical factors supporting research recommendations and special reports or information based on the specific requests of a Subadviser's portfolio manager/analysts. The Subadvisers may also from time to time obtain research services prepared by third parties and provided by brokers in exchange for a predetermined amount of commission business. These services include portfolio monitoring, analysis and performance measurement systems, various economic forecasting and research services covering stocks and bonds, research and trading conferences, and a source of information as to block trading opportunities. Some third party arrangements are cancelable at any time while others require notice. Such third party arrangements do not involve a substantial amount of the Subadvisers' commission business on behalf of clients.

     In accordance with industry practice, commission rates are normally determined through negotiations with brokers conducted by the Subadvisers' traders. These negotiations take into account industry norms for particular transactions, the size and type of trades, the size and expertise of the brokerage firm involved and the nature of brokerage and research services provided, including special services in connection with a particular trade. (Such special services could include, among other things, the assumption of market risk in connection with a trade or series of trades or the facilitation of trades in a thin or volatile market.) Commission rates paid by the Subadvisers in those cases may be higher than those charged by brokers for execution of similar trades without the provision of research and/or special services.

     No precise monetary value can be assigned to research and special execution services furnished to the Subadvisers by brokers. The Subadvisers will review all research services and will determine if the amounts of commissions directed to brokers are reasonable in relation to the value of the brokerage and research services provided, viewed in terms of both particular transactions and the Subadvisers' overall responsibilities with respect to the accounts over which they exercise investment discretion. Each Subadviser will maintain an internal allocation procedure to identify those brokers who provide them with research services and the amount of research services they provide, and will endeavor to direct sufficient commissions to them to ensure the continued receipt of such services as the Subadviser believes to be valuable.

     Research services furnished by brokers will generally be used in servicing all of the Portfolios of the Fund advised by a Subadviser and any other accounts over which that Subadviser exercises investment discretion, although not all of such services may be used in connection with any particular Fund that paid commissions to the brokers providing such services.

     The Subadvisers' practices in selecting brokers will be reviewed periodically by the Trustees of the Fund.

     The Subadvisers and/or their affiliates currently manage portfolios and accounts other than those of the Fund. Although investment recommendations or determinations for the Fund's Portfolios will be made by the Subadvisers independently from the investment recommendations and determinations made by them for any other portfolio or account or by the Subadvisers' affiliates for the portfolios or accounts they manage, investments deemed appropriate for the Fund's Portfolios by the Subadvisers may also be deemed appropriate by them or affiliated advisers for other portfolios or accounts, so that the same security may be purchased or sold at or about the same time for both the Fund's Portfolios and such other portfolios or accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Fund's Portfolios and one or more other portfolios or accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Fund's Portfolios and such other portfolios or accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Subadvisers and the Fund believe that its participation in such transactions on balance will produce better overall results for the Fund.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid brokerage commissions in connection with portfolio transactions of $1,768,058, $1,102,121, and $1,033,506 respectively. The amounts represented by each of the Funds are as follows:


FUND                              11/1/95 TO    11/1/96 TO         11/1/97 TO
                                   10/31/96       10/31/97           10/31/98
--------------------------------------------------------------------------------
Small/Mid Cap                     *$  24,367        70,946           123,987
International Small Cap           *$  47,513        64,279            37,107
Growth Equity                     *$  65,354        62,974            59,360
Global Equity                      $ 542,895       185,238           156,058
Equity-Income                      $ 605,408        98,858            67,029
Growth and Income                  $ 141,134       135,545            96,897
International Growth and
 Income                            $ 173,403       108,863           321,227
Balanced                           $ 167,984       375,418            17,083
Tax-Sensitive Equity                     N/A           N/A             1,195
Emerging Growth                          N/A           N/A

* For the period March 4, 1996 (commencement of operations) to October 31, 1996.

Salomon Brothers Inc ("Salomon"), J.P. Morgan Securities Inc and J.P. Morgan Securities Ltd. ("J.P. Morgan"), Morgan Stanley & Co. Incorporated and Dean Witter Reynolds & Co. ("Dean Witter") are affiliated brokers of the Fund due to the positions of Salomon, J.P. Morgan and MSDW Investment Management, respectively, as Subadvisers to Fund portfolios.

From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Goldman, Sachs & Co. as follows:
--------------------

                              11/1/95 TO 10/31/96       % OF PORTFOLIO'S BROKERAGE       % OF AGGREGATE $ AMOUNT
FUND                                                    COMMISSIONS REPRESENTED  FOR     OF TRANSACTIONS FOR THE
                                                                 THE PERIOD                      PERIOD
-----------------------------------------------------------------------------------------------------------------
International Small Cap         $ 9,019                           18.98%                         0.77%
Growth Equity                   $ 1,259                            1.93%                         0.74%
Global Equity                   $49,434                            9.11%                         1.87%
       Equity-Income            $32,267                            5.33%                         2.15%
Growth and Income               $ 5,892                            4.17%                         1.03%
International Growth
and Income                      $ 1,744                            1.01%                         1.79%
Balanced                        $ 9,195                            5.47%                         0.28%

From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Salomon Brothers Inc as follows:
--------------------

                             11/1/95 TO 10/31/96        % OF PORTFOLIO'S BROKERAGE      % OF AGGREGATE $ AMOUNT
FUND                                                    COMMISSIONS REPRESENTED         OF TRANSACTIONS FOR THE
                                                        FOR THE PERIOD                  PERIOD
-----------------------------------------------------------------------------------------------------------------
International Small Cap        $ 1,747                     3.68%                            0.13%
Growth Equity                  $   978                     1.50%                            0.32%
Global Equity                  $ 1,996                     0.37%                            0.11%
Equity-Income                  $17,942                     2.96%                            0.41%
Growth & Income                $ 8,968                     6.35%                            1.20%
International Growth
& Income                       $   846                     0.49%                            0.42%
Balanced                       $ 7,604                     4.53%                            2.00%

From November 1, 1996 to October 31, 1997, brokerage commissions were paid to Salomon Brothers Inc as follows:
--------------------

FUND                    11/1/96 TO 10/31/97      % OF PORTFOLIO'S BROKERAGE     % OF AGGREGATE $
                                                 COMMISSIONS REPRESENTED FOR    AMOUNT OF
                                                 THE PERIOD                     TRANSACTIONS FOR THE
                                                                                PERIOD
-----------------------------------------------------------------------------------------------------
Global Equity                  1,444                      .78%                          1.02%
Equity-Income                  1,452                      1.47%                         1.06%
Growth & Income                3,780                      2.75%                         2.27%
Balanced                       5,414                      1.44%                         2.07%
Investment Quality                 0                       N/A                           N/A
Bond
U.S. Government                    0                       N/A                           N/A
Money Market                       0                       N/A                           N/A

From November 1, 1997 to October 31, 1998, brokerage commissions were paid to Salomon Brothers Inc as follows:
--------------------

FUND                    11/1/97 TO 10/31/98   % OF PORTFOLIO'S BROKERAGE      % OF AGGREGATE $
                                              COMMISSIONS REPRESENTED FOR     AMOUNT OF
                                              THE PERIOD                      TRANSACTIONS FOR THE
                                                                              PERIOD
-------------------------------------------------------------------------------------------------
Global Equity                      5,497                3.52%                    .26%
Equity-Income                        176                 .25%                    .07%
Growth & Income                        0                 N/A                     N/A
Balanced                           3,987                1.24%                    .08%
Investment Quality Bond                0                 N/A                     N/A
U.S. Government                        0                 N/A                     N/A
Money Market                           0                 N/A                     N/A

From November 1, 1995 to October 31, 1996, brokerage commissions were paid to Morgan Stanley as follows:
--------------

FUND                      11/1/95 TO 10/31/96   % OF PORTFOLIO'S BROKERAGE      % OF AGGREGATE $
                                                COMMISSIONS REPRESENTED FOR     AMOUNT OF
                                                THE PERIOD                      TRANSACTIONS FOR THE
                                                                                PERIOD
---------------------------------------------------------------------------------------------------
International Small Cap           $ 1,689                      3.55%                      0.21%
Global Equity                     $91,029                     16.77%                     21.92%
Equity-Income                     $27,173                      4.49%                      1.02%
Growth & Income                   $34,889                      3.46%                      0.87%
Int. Growth & Income              $ 1,514                      0.87%                      1.06%
Balanced                          $ 5,712                      3.40%                      2.17%
Growth Equity                     $   625                      0.96%                      0.41%
Small/Mid Cap                     $     0                      0.00%                      1.00%

From November 1, 1995 to October 31, 1996, brokerage commissions were paid to J.P. Morgan Securities as follows:
----------------------

FUND                      11/1/95 TO 10/31/96   % OF PORTFOLIO'S BROKERAGE      % OF AGGREGATE $
                                                COMMISSIONS REPRESENTED FOR     AMOUNT OF
                                                THE PERIOD                      TRANSACTIONS FOR THE
                                                                                PERIOD
---------------------------------------------------------------------------------------------------
Global Equity                  $ 3,108                      0.57%                       0.11%
Equity-Income                  $26,767                      4.42%                       0.89%
Growth & Income                $ 3,804                      2.70%                       0.52%
Balanced                       $ 4,691                      2.79%                       0.20%

From January 1, 1996 to October 31, 1997, brokerage commissions were paid to J.P. Morgan Securities as follows:
----------------------

FUND                    1/9/96 TO 10/31/97     % OF PORTFOLIO'S BROKERAGE    % OF AGGREGATE $
                                               COMMISSIONS REPRESENTED FOR   AMOUNT OF
                                               THE PERIOD                    TRANSACTIONS FOR THE
                                                                             PERIOD
-------------------------------------------------------------------------------------------------
Global Equity                 2,448                         1.32%                   1.73%
Equity-Income                 1,698                         1.72%                   1.15%
Growth & Income               4,516                         3.33%                   2.95%
Balanced                      2,294                          .61%                    .59%

From January 1, 1997 to October 31, 1998, brokerage commissions were paid to J.P. Morgan Securities as follows:
----------------------

FUND                    1/9/97 TO 10/31/98     % OF PORTFOLIO'S BROKERAGE    % OF AGGREGATE $
                                               COMMISSIONS REPRESENTED FOR   AMOUNT OF
                                               THE PERIOD                    TRANSACTIONS FOR THE
                                                                             PERIOD
-------------------------------------------------------------------------------------------------
Global Equity                              0                          N/A                     N/A
Equity-Income                            831                         1.20%                    .03%
Growth & Income                        3,006                         3.10%                    .10%
Balanced                               9,015                         2.81%                    .10%

                            MULTIPLE PRICING SYSTEM

     The Trust's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

     CLASS A SHARES. Purchases of Class A shares of less than $1 million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more are offered for sale at net asset value without a front end sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund, which bear no such fees, and Class A shares of the National Municipal Bond Fund, which are subject to a service fee of up to .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges.

     CLASS B SHARES. Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares purchased on or after October 1, 1997 will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

     CLASS C SHARES. Class C shares are offered for purchases of less than $1 million, at net asset value without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Class C shares are subject to a distribution fee of up to
 .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class
C shares of the Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.

     CONTINGENT DEFERRED SALES CHARGE. Purchases of $1 million or more of Class A shares are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Fund. However, in the case of shares of the Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for shares of the same class of other Funds will be subject to any applicable CDSC due at redemption.

     CONVERSION FEATURE. Class B shares (purchased on or after October 1, 1997) and Class C shares will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. (For Class B shares purchased prior to October 1, 1997 such conversion will take place six years after purchase.) The purpose of the conversion feature is to relieve the holders of Class B shares and Class C shares from most of the burden of distribution-related expenses at such time as when the shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with Class B shares or Class C shares, as the case may be. Accordingly, Class B and Class C shares of the Money Market Fund do not convert to Class A shares of the Money Market Fund at any time, as shares of all classes of the Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Fund. For example, if Class B shares of a Fund other than the Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Money Market Fund, the one year of ownership in the Money Market Fund does not count in the determination of the time of conversion to Class A shares.

     For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares or Class C shares, as the case may be, in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

     The Trust believes that the conversion of either Class B or Class C shares to Class A shares does not constitute a taxable event under Federal income tax law. If the Trust's view on this matter changes, it may suspend conversion of Class B or Class C shares. In that event, which the Trust considers unlikely, no further conversions of Class B or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period that may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

     FACTORS FOR CONSIDERATION. The Trust's Multiple Pricing System is designed to provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. To assist investors in evaluating the costs and benefits of purchasing shares of each class, the information provided above under the caption "Fee Table and

Example" sets forth the charges applicable to each class of shares and illustrates an example of a hypothetical investment in each class of shares of each Fund.

     There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase for purchases of less than $1 million of Class A shares, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

     In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares; (iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges. For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

     Dividends paid by a Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. Shares of a Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund.

     Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at a federal income tax rate of 20%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.

                                 CAPITAL STOCK

     All shares of beneficial interest, $.001 par value per share, of each Fund have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights. The Trust's Declaration of Trust permits the issuance of multiple classes of shares pursuant to the Multiple Pricing System. Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

     All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by series (Fund) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies.

     The Trust is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Trust (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Trust in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

     Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of a Fund's property for any shareholder of such Fund held personally liable for any of the Fund's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.

                       PURCHASE, REDEMPTION AND PRICING

     Certain Qualified Purchasers. No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any full-time employee or registered representative of broker/dealers having Dealer Agreements with the Distributor ("Selling
Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to CypressTree or any of its affiliates, the Subadvisers or Wood Logan, or to a director, officer, full-time employee or sales representative of CypressTree or any of its affiliates, the Subadvisers or any of their affiliates or of Wood Logan, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons.

     No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

     A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.

     Shares may be sold at net asset value to certain categories of investors, including to shareholders of other investment companies, who invest in North American Funds in response to certain promotional activities.

     Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

DETERMINATION OF NET ASSET VALUE

     The following supplements the discussion set forth in the Prospectus. The assets belonging to each class of shares of a Fund will, in each case, be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

     The Trustees have authorized the Funds to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

     Securities held by each of the Funds other than the Money Market Fund, except for money market instruments with remaining maturities of 60 days or less, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Funds.

     All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

     The Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by Rule 2a-7, the Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share (for each class) as computed for the purposes of sales and redemptions at $1.00.

REDEMPTION IN KIND

     Although it is each of the Funds' present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of marketable securities held by that Fund subject to the limitation that each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. If a redemption in kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities. The Fund will endeavor to only distribute securities for which there is an active trading market.

REPURCHASE OF SHARES

     The Distributor is authorized to repurchase Fund shares through certain securities dealers who have entered into dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time. Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

PAYMENT FOR THE SHARES PRESENTED

     Payment for shares presented for redemption will be based on the net asset value of the applicable class of the applicable Fund next computed after a request is received in proper form at the Transfer Agent's office. Certain redemptions of Class A, B and C shares may be subject to a CDSC, which will be deducted from the redemption proceeds. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENTS

     State Street Bank and Trust Company ("State Street"), 225 Franklin
Street, Boston, Massachusetts 02110, currently acts as Custodian of all the Fund's assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Funds of the Fund. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.


                            PERFORMANCE INFORMATION

     From time to time the Trust may advertise certain information about the performance of all classes of one or more of the Funds. Such performance information may include time periods prior to the establishment of the multi-class distribution system. Information about performance of a class of shares of a Fund is not intended to indicate future performance. The Trust's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

     The Funds may advertise the yield and/or total return performance for all classes of one or more of the Funds in accordance with the rules of the Commission. The National Municipal Bond Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

     Each Fund may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 4.75% for Class A shares and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Fund.

     Each of the Funds may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share earned during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The National Municipal Bond Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

     The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Fund over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested weekly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

     All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, S&P 500, S&P MidCap 400 Index, Value Line Composite, Lehman Brothers Bond, Government Corporate, Municipal, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, the Salomon Brothers Non-Dollar WGBI 10 Index, Russell 2000 Growth Index, the EAFE Index or the Morgan Stanley Capital International World Index. In addition, during certain time periods the yield and total return of a class and/or a Fund may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Fund may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund operates under procedures designed to stabilize the net asset value of all classes at $1.00 per share. A Fund will include performance data for each class of a Fund in any advertisement or information including performance data of such Fund. The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

     A Fund may advertise its yield and/or total return performance for all classes of shares of one or more of the Funds, calculated in accordance with the rules of the Commission. Such performance information may include time periods prior to the implementation of the Multiple Pricing System on April 1, 1994, and will be calculated as described below. For purposes of quoting and comparing the performance of the classes of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on historical performance, show the performance of a hypothetical investment and are not intended to indicate future performance.

     Under the rules of the Commission, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1 + T)/n/  = ERV

Where:

                P =   a hypothetical initial payment of $1,000

                T =   average annual total return

                n =   number of years (1, 5 or 10)

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the "n" year period (or fractional portion thereof) at the end of such period.

     The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods (if available) plus the time period since the effective date of the Fund's registration statement. When the period since inception for a Fund is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B shares, the applicable CDSC imposed on a redemption of shares held for the period is deducted. The formula also assumes that all dividends and distributions have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales charges that might in the future be made applicable to reinvestments would be included as would any recurring account charges that might be imposed by the Trust.

     The figures shown in the table below are, for all classes, restated to reflect front end sales charges and CDSCs currently payable by each class of shares under the Multiple Pricing System (as described above), and (for all of the tables presented below) are based on the distribution and service fees and other expenses actually paid by each Fund for the periods presented, rather than the distribution and service fees and other expenses currently payable by each class of shares under the Multiple Pricing System, which in certain cases are different. Until April 1, 1994, each Fund paid distribution and service fees under the Prior Plan.

     The following tables set forth the average annual total returns for each class of shares of each Fund for certain periods of time ending October 31, 1998, restated to reflect the effects of the maximum front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System:


CLASS A SHARES
THROUGH
10/31/98                           ONE YEAR %     FIVE YEARS %     SINCE INCEPTION %      INCEPTION DATE
Small/Mid Cap                         .50             N/A               8.65                (03-04-96)
International Small Cap             (4.41)            N/A               2.21                (03-04-96)
Growth Equity                        8.44             N/A              16.34                (03-04-96)
Global Equity                        3.73            7.93               9.37                (11-01-90)
Equity-Income                        5.30           13.85               9.88                (08-28-89)
Growth & Income                     15.08           17.92              15.75                (05-01-91)
International Growth and Income     (4.11)            N/A               3.73                (01-09-95)
Strategic Income                    (4.54)            N/A               5.84                (11-01-93)
Balanced                             7.08           10.80               9.05                (08-28-89)
Investment Quality Bond              2.52            4.61               7.15                (05-01-91)
U.S. Government Securities           2.31            4.98               6.95                (08-28-89)
National Municipal Bond              1.00            4.10               4.65                (07-06-93)
Tax-Sensitive Equity                  N/A             N/A             (13.61)               (01-06-98)
Emerging Growth                       N/A             N/A             (15.42)               (01-06-98)


CLASS B SHARES
THROUGH
10/31/98                           ONE YEAR %     FIVE YEARS %     SINCE INCEPTION %      INCEPTION DATE
Small/Mid Cap                        (.35)            N/A               8.54                (03-04-96)
International Small Cap             (5.36)            N/A               1.95                (03-04-96)
Growth Equity                        7.93             N/A              16.59                (03-04-96)
Global Equity                        3.17            8.16               9.70                (11-01-90)
Equity-Income                        4.81           14.14              10.15                (08-28-89)
Growth & Income                     15.04           18.33              16.16                (05-01-91)
International Growth and Income     (5.03)            N/A               3.82                (01-09-95)
Strategic Income                    (5.43)            N/A               5.92                (11-01-93)
Balanced                             6.71           11.05               9.32                (08-28-89)
Investment Quality Bond              1.93            4.75               7.47                (05-01-91)
U.S. Government Securities           1.60            5.05               7.17                (08-28-89)
National Municipal Bond               .15            3.99               4.71                (07-06-93)
Tax-Sensitive Equity                  N/A             N/A             (14.60)               (01-06-98)
Emerging Growth                       N/A             N/A             (16.70)               (01-06-98)


Class C shares
THROUGH
10/31/98                           ONE YEAR       FIVE YEARS       SINCE INCEPTION        INCEPTION DATE
Small/Mid Cap                        3.64             N/A               9.89                (03-04-96)
International Small Cap             (1.36)            N/A               3.39                (03-04-96)

Growth Equity                       11.87           N/A              17.72        (03-04-96)
Global Equity                        7.21          8.45               9.70        (11-01-90)
Equity-Income                        8.83         14.37              10.15        (08-28-89)
Growth & Income                     19.00         18.47              16.11        (05-01-91)
International Growth and Income     (1.13)          N/A               4.50        (01-09-95)
Strategic Income                    (1.43)          N/A               6.23        (11-01-93)
Balanced                            10.68         11.29               9.31        (08-28-89)
Investment Quality Bond              5.93          5.08               7.48        (05-01-91)
U.S. Government Securities           5.60          5.37               7.17        (08-28-89)
National Municipal Bond              4.15          4.33               4.86        (07-06-93)
Tax-Sensitive Equity                  N/A           N/A             (10.60)       (01-06-98)
Emerging Growth                       N/A           N/A             (12.60)       (01-06-98)

     The Funds have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

     The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. On July 10, 1992, the former Aggressive, Moderate and Conservative Asset Allocation Trusts were reorganized into the Balanced Fund. The Balanced Fund's investment objectives, policies and restrictions are identical to the old Moderate Asset Allocation Trust. The performance figures shown above for the Balanced Fund therefore are based on the past performance of the former Moderate Asset Allocation Trust for the period prior to July 10, 1992.

     A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Under the rules of the Commission, yield must be calculated according to the following formula:

                 a-b    6
        YIELD     = 2[(--- + 1)  - 1]
                  cd
Where:
                  a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of
                    reimbursement).

                  c = the average daily number of shares outstanding
                    during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last
                    day of the period.

Yields for the classes of the Funds used in advertising are computed by dividing the class of the Fund's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the offering price (including the applicable front end sales charge or CDSC) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class of a Fund may differ from the rate of distributions paid over the same period or the rate of income reported in the Fund's financial statements. The yields for Classes A, B and C of the Investment Quality Bond Fund for the thirty day period ended October 31, 1998 were 5.43% and 5.04%, 5.04% respectively. The yields for Classes A, B and C of the U.S. Government Securities Fund for the thirty day period ended October 31, 1998 were 4.31%, 3.87% and 3.87%, respectively. The yields for Classes A, B and C of the Strategic Income Fund for the thirty day period ended October 31, 1998 were 6.78%, 6.46% and 6.46%, respectively.

     Yield quotations for the Investment Quality Bond and U.S. Government Securities and Strategic Income Funds will reflect the fact that such Funds will have paid no advisory fees during certain periods of their operations. Therefore, the yield for those Funds encompassing the periods during which no advisory fees were paid will be higher than the yields the Funds would have realized had the suspension of advisory fees not been in effect.

     The yields for Classes A, B and C of the National Municipal Bond Fund for the thirty day period ended October 31, 1998 were 3.65%, 2.98% and 2.98%, respectively. With respect to the National Municipal Bond Fund, tax-equivalent yields are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.
                     ---

     Yields for the Money Market Fund will be computed on the basis of seven-day periods, and such quotations will be in lieu of total return quotations for the one, five and ten year periods described above. Yields will be computed by dividing the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period by the value of the account at the beginning of the period and multiplying the return so determined ("base period return") by 365/7. Effective yields will be computed by compounding the base period return in accordance with the following formula:

      Effective yield = [(Base period return +1)365/7] - 1

     For the seven-day period ended October 31, 1998, yields for Classes A, B and C of the Money Market Fund were 4.55%, 4.55% and 4.55%, respectively. For the seven-day period ended October 31, 1997, the effective yields for Classes A, B and C of the Money Market Fund were 5.15%, 5.15% and 5.15%, respectively.

     Yield and total return are calculated separately for each class of shares of a Fund. As discussed above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class, and are based on distribution and service fees and other expenses actually paid by each Fund for the periods presented.

     The Trust may also from time to time include in advertising a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare performance more accurately with other measures of investment return. Each class of a Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, aggregate total return is calculated for the specified periods of time by assuming the investment of $1,000 in shares of a class of a Fund and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct from the initial value invested any amount representing front end sales charges or CDSCs applicable to a class. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Trust will, however, disclose the maximum front end sales charge or CDSC applicable to each class and will also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Trust may also advertise the performance rankings assigned certain Funds (or classes thereof) or their investment subadvisers by various publications and statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barrons, Fortune, Money Magazine, The New York Times, Financial World and Financial Services Week.

     Calculated in the manner set forth immediately above, the average annual total returns for each class of shares of each Fund for the one and five year periods ended October 31, 1998 and since inception to October 31, 1998 are as follows:


CLASS A SHARES
Through
10/31/98                           ONE YEAR %     FIVE YEARS %      SINCE INCEPTION %     INCEPTION DATE
Small/Mid Cap                       5.51             N/A                10.66               (03-04-96)
International Small Cap              .36             N/A                 4.10               (03-04-96)
Growth Equity                      13.85             N/A                18.49               (03-04-96)
Global Equity                       8.90            8.99                10.04               (11-01-90)
Equity-Income                      10.55           14.96                10.46               (08-28-89)
Growth & Income                    20.82           19.07                16.51               (05-01-91)
International Growth and Income      .67             N/A                 5.07               (01-09-95)
Strategic Income                     .22             N/A                 6.87               (11-01-93)
Balanced                           12.42           11.88                 9.63               (08-28-89)
Investment Quality Bond             7.63            5.64                 7.85               (05-01-91)
U.S. Government Securities          7.41            6.01                 7.52               (08-28-89)
National Municipal Bond             6.04            5.12                 5.61               (07-06-93)
Tax-Sensitive Equity                 N/A             N/A                (9.30)              (01-06-98)
Emerging Growth                      N/A             N/A                11.20)              (01-06-98)

CLASS B SHARES
THROUGH
10/31/98                           ONE YEAR %     FIVE YEARS %      SINCE INCEPTION %     INCEPTION DATE
Small/Mid Cap                       4.65             N/A                 9.83               (03-04-96)
International Small Cap             (.36)            N/A                 3.39               (03-04-96)
Growth Equity                      12.93             N/A                17.75               (03-04-96)
Global Equity                       8.17            8.45                 9.70               (11-01-90)
Equity-Income                       9.81           14.37                10.15               (08-28-89)
Growth & Income                    20.04           18.54                16.16               (05-01-91)
International Growth and Income     (.03)            N/A                 4.52               (01-09-95)
Strategic Income                    (.43)            N/A                 6.23               (11-01-93)
Balanced                           11.71           11.31                 9.32               (08-28-89)
Investment Quality Bond             6.93            5.08                 7.47               (05-01-91)

U.S. Government Securities              6.60          5.37               7.17        (08-28-89)
National Municipal Bond                 5.15          4.33               4.86        (07-06-93)
Tax-Sensitive Equity                     N/A           N/A              (9.60)       (01-06-98)
Emerging Growth                          N/A           N/A             (11.70)       (01-06-98)

CLASS C SHARES
THROUGH
10/31/98                           ONE YEAR %    FIVE YEARS %    SINCE INCEPTION %   INCEPTION DATE
Small/Mid Cap                           4.64           N/A               9.89          (03-04-96)
International Small Cap                 (.36)          N/A               3.39          (03-04-96)
Growth Equity                          12.87           N/A              17.72          (03-04-96)
Global Equity                           8.21          8.45               9.70          (11-01-90)
Equity-Income                           9.83         14.37              10.15          (08-28-89)
Growth & Income                        20.00         18.47              16.11          (05-01-91)
International Growth and Income         (.13)          N/A               4.50          (01-09-95)
Strategic Income                        (.43)          N/A               6.23          (11-01-93)
Balanced                               11.68         11.29               9.31          (08-28-89)
Investment Quality Bond                 6.93          5.08               7.48          (05-01-91)
U.S. Government Securities              6.60          5.37               7.17          (08-28-89)
National Municipal Bond                 5.15          4.33               4.86          (07-06-93)
Tax-Sensitive Equity                     N/A           N/A              (9.60)         (01-06-98)
Emerging Growth                          N/A           N/A             (11.60)         (01-06-98)

      The Funds have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

      The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information. The Trust will include performance data for each class of shares of a Fund in any advertisement or information including performance data of such Fund.

TAXABLE EQUIVALENT YIELDS

=================================================================================================
  SINGLE             JOINT               MARGINAL       A TAX-EXEMPT YIELD OF:
                                         FEDERAL
                                         INCOME TAX     3%    4%    5%    6%    7%   8%
  TAXABLE                                RATE
  INCOME**                                              IS EQUIVALENT TO A TAXABLE YIELD OF:
=================================================================================================
  under $25,350      under $42,350       15%            3.53,  4.71,  5.88,  7.06,  8.24,   9.41
=================================================================================================

  $25,350-$61,400    $ 42,350-$102,300   28%            4.17,  5.56,  6.94,  8.33,  9.72, 11.11
=================================================================================================

  $61,400-$128,100   $102,300-$155,950   31%            4.35,  5.80,  7.25,  8.70, 10.14, 11.59
=================================================================================================

  $128,100-$278,450  $155,950-$278,450   36%            4.69,  6.25,  7.81,  9.38, 10.94, 12.50
=================================================================================================
  over $278,450      over $278,450       39.6%          4.97,  6.62,  8.28,  9.93, 11.59, 13.25
=================================================================================================

* Certain taxpayers may, to the extent such taxpayers itemize deductions or claim personal exemptions, be subject to a higher marginal rate. In addition, the tax rate on net capital gains of individuals may not exceed 28%.

**Taxable Income amounts apply for taxable years beginning in 1996. The amounts are indexed annually for inflation.

                                     TAXES

     The following information supplements the disclosure contained in the Prospectus under the heading "Taxes." No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

     Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the total value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any issuer, to an amount not greater than 5% of the total value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer.

     As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of a Fund's net long-term capital gains over net short-term capital Losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes with respect to each taxable year at least 90% of the sum of its net investment income, its net tax-exempt income and the excess, if any, of net short term capital gains over net long-term capital losses for such year. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     A Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of a Fund's ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of capital gains over capital losses, both long- and short-term) for the one-year period ending on October 31 of each year; and (c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gains retained by a Fund subject to corporate income tax will be considered to have been distributed by year-end. Each Fund expects to distribute substantially all of its net income and gain, and, assuming that it does so, it will not be subject to this excise tax.

     Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations. Certain Funds may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in discount obligations such as zero coupon securities, certain sovereign debt securities and stripped mortgage securities having original issue discount or market discount (if a Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. For example, pursuant to a provision of the Code governing the treatment of securities such as the stripped mortgage securities described in this Statement of Additional Information, a principal-only ("PO") class will be treated as having been issued with original issue discount and, consequently, will result in income to the Fund without a corresponding distribution of cash to the Fund. A portion of the amount received on a PO class will constitute a return of the Fund's investment and as such will not be income.

     Special Rules for Certain Foreign Currency Transactions.

     Investments in Passive Foreign Investment Companies. Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

     Foreign Withholding Taxes. Certain dividends and interest received by a Fund may be subject to foreign withholding taxes. If more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, the Fund(s) intend to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund(s) and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable income or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). A shareholder's ability to claim a foreign tax credit or deduction in respect of eligible foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes (including a holding period requirement). Each year that a Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. For residents of these states, distributions derived from a Fund's interest income from these securities should be free from state and local income taxes. Certain states, however, do not permit RICs to pass through to their shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC owns a required amount of those securities. The Trust believes that the non-pass through provisions in these states are questionable. Shareholder's dividends attributable to a Fund's income from repurchase agreement involving U.S. government securities generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of such a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

NATIONAL MUNICIPAL BOND FUND

     The National Municipal Bond Fund intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of municipal obligations described in section 103(a) of the Code. Because the National Municipal Bond Fund will primarily invest in municipal obligations, dividends from the Fund will generally be exempt from regular federal income tax in the hands of shareholders subject to the possible application of the alternative minimum tax. Further, gain from a sale of redemption of shares of the National Municipal Bond Fund will be taxable to shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Thus, it will normally be advantageous for the National Municipal Bond Fund to declare exempt-interest dividends frequently.

     Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations treated as a tax preference item for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The Fund will annually supply shareholders with a report indicating the percentage of portfolio income attributable to municipal obligations subject to the alternative minimum tax. Additionally, taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.

     In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ("adjusted current earnings", referred to as "ACE") exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Fund, is included in calculating ACE. Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Fund.

     Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of the National Municipal Bond Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

     Shares of the Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

     In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. A "substantial user" is defined under United States Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors should consult their tax advisers before investing in the Fund.

     In addition, the receipt of exempt-interest dividends from each of the Funds affect the federal tax liability of certain foreign corporations, S corporations and insurance companies. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

                             FINANCIAL STATEMENTS

     The Independent Auditor's Report, financial highlights and financial statements in respect of the Trust included in the Annual Report of the Trust for the fiscal year ended October 31, 1998 of the Trust to shareholders filed on Form N-30D under the Investment Company Act of 1940, as amended, filed electronically on January 7, 1998 (File No. 811-05797 Accession No. 950109-99-000067), are incorporated by reference into this Statement of Additional Information.

                             DEBT SECURITY RATINGS

Standard & Poor's Ratings Service ("S&P")

Commercial Paper:

A-1

              The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2

              Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1".

Bonds:

AAA

              Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

              Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

              Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

              Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B- CCC-CC

              Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D

              Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1

              The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2

              Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa

              Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

              Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A

              Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

              Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

              Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bond in this class.

B

              Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa

              Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

              Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C

              Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


Fitch Investors Service, Inc. ("Fitch")

Commercial Paper:

F-1+

              Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

              Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F -1+".

F-2

              Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".
              Bonds:

AAA

              Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

              Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated
              "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A

              Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

              Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

              Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

              Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

              Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC

              Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C

              Bonds are in imminent default in payment of interest or principal.

DDD-DD-

              Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on and D

              the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.


               ADDITIONAL MOODY'S AND S&P MUNICIPAL BOND RATINGS

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

              Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2

              Notes which are rated MIG-2/VMIG-2 are of high quality. Margins of protection are ample though not so large as in the preceding group.


S&P RATINGS OF STATE AND MUNICIPAL NOTES

SP-1

              Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2

              Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

                                      -70-